As filed with the Securities and Exchange Commission on February 21, 2024

Securities Act File No. 333-276547

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____   ☐

Post-Effective Amendment No.    1      ☒

TCW ETF TRUST

(Exact Name of Registrant as Specified in Charter)

Registrant’s Area Code and Telephone Number: (617) 772-1818

c/o Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110-1548

(Address of Principal Executive Offices)

Jennifer Grancio

c/o Cogency Global Inc.

850 New Burton Road, Suite 201

Dover, DE 19904

(Name and Address of Agent for Service)

Copies to:

Peter Davidson TCW Investment Management Company LLC 515 South Flower Street Los Angeles, CA 90071

Brian McCabe Ropes & Gray LLP 800 Boylston Street Boston, MA 02199	Paulita Pike Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, IL 60606

It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Shares of Beneficial Interest, no par value, of TCW Artificial Intelligence ETF and TCW Compounders ETF, each a series of the Registrant.

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. In reliance upon such rule, no filing fee is being paid at this time.

TCW FUNDS, INC.

TCW Artificial Intelligence Equity Fund

TCW New America Premier Equities Fund

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Joint Special Meeting of Shareholders (the “Meeting”) of each of TCW Artificial Intelligence Equity Fund and TCW New America Premier Equities Fund (each, a “Target Fund”), each a series of TCW Funds, Inc. (the “Corporation”), which will be conducted on March 22, 2024 at 515 South Flower Street, Los Angeles, California 90071 and will begin at 9:00 a.m. PT. These materials discuss proposals to be voted on at the Meeting and contain a Notice of a Joint Special Meeting of Shareholders, a combined Prospectus/Proxy Statement (the “Prospectus/Proxy Statement”), and proxy cards. A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish to vote on important issues relating to the applicable Target Fund. If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the relevant proposal, which is in accordance with the recommendation of the Board of Directors of the Corporation as set forth in the Prospectus/Proxy Statement.

We urge you to review carefully the relevant proposal in the Prospectus/Proxy Statement. Then, fill out the enclosed proxy card(s) and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs related to additional solicitation or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card(s) you receive.

We welcome your comments. If you have any questions, call TCW at: (877) 829-4768.

TELEPHONE AND ONLINE VOTING

For your convenience, you may be able to vote by telephone or if eligible, online 24 hours a day. Please follow the instructions on the enclosed proxy card(s) to vote by telephone or online. If your account is eligible to vote online, separate instructions are enclosed.

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TCW FUNDS, INC.

TCW Artificial Intelligence Equity Fund

TCW New America Premier Equities Fund

515 South Flower Street

Los Angeles, CA 90071

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on March 22, 2024

Dear Shareholder:

On March 22, 2024, TCW Artificial Intelligence Equity Fund and TCW New America Premier Equities Fund (each, a “Target Fund”), each a series of TCW Funds, Inc. (the “Corporation”), a Maryland corporation, will hold a Joint Special Meeting of Shareholders (the “Meeting”). The Meeting will be held at 515 South Flower Street, Los Angeles, California 90071 and will begin at 9:00 a.m. PT.

The Meeting will be held to consider, for each Target Fund in which you hold shares, a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which each Target Fund will be reorganized with and into the corresponding acquiring fund, as indicated below (each, an “Acquiring Fund”) (each, a “Reorganization”), as well as to transact such other business as may properly come before the Meeting. It is proposed that, subject to shareholder approval, each Target Fund, which is currently operated as a mutual fund, will be converted into an exchange-traded fund through a Reorganization with and into the corresponding Acquiring Fund.

Proposal	Target Fund		Acquiring Fund
1	TCW Artificial Intelligence Equity Fund	→	TCW Artificial Intelligence ETF
2	TCW New America Premier Equities Fund	→	TCW Compounders ETF

The Plan, which is by and among the Corporation, on behalf of each Target Fund, TCW ETF Trust, on behalf of each Acquiring Fund, and TCW Investment Management Company LLC (solely with respect to Section 9.2) provides for: (i) the acquisition of the assets and assumption of the liabilities of each Target Fund by the corresponding Acquiring Fund in exchange for shares of such Acquiring Fund of equal value to the net assets of the applicable Target Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the applicable Target Fund, and (iii) the complete liquidation and dissolution of each Target Fund, all upon the terms and conditions set forth in the Plan. The Plan has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which the combined Prospectus/Proxy Statement is a part.

After careful consideration, the Board of Directors of the Corporation has unanimously approved each Reorganization and recommends that shareholders vote “FOR” each Reorganization. The Prospectus/Proxy Statement, which we strongly encourage you to read before voting, contains further explanation and important details relating to each Reorganization. We ask you to read the enclosed information carefully and to submit your vote promptly.

Only shareholders of record who owned shares at the close of business on February 12, 2024 are entitled to vote their shares at the Meeting or any adjournment or postponement thereof. The Prospectus/Proxy Statement and proxy card(s) will be provided to shareholders on or about February 23, 2024.

By Order of the Board of Directors of the Corporation,

/s/ Peter Davidson
Vice President and Assistant Secretary
TCW Funds, Inc.

It is important that your shares be represented and voted at the Meeting, whether or not you attend the Meeting. You may authorize your proxy by marking your votes on the enclosed proxy card(s), signing and dating it, and mailing it in the business reply envelope provided. You may also authorize your proxy by telephone or on the Internet by following the instructions on the enclosed proxy card(s). If you attend the Meeting, you may withdraw your proxy and vote at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2024

The Notice of Joint Special Meeting of Shareholders, Prospectus/Proxy Statement and related Statement of Additional Information are available online at TCW.com

If you have any questions, would like to vote your shares, or wish to obtain instructions on how to attend the Meeting and vote at the Meeting, please call EQ Fund Solutions, LLC, our proxy solicitor, toll free at (877) 283-0321.

COMBINED PROSPECTUS/PROXY STATEMENT

Dated February 21, 2024

RELATING TO THE ACQUISITION OF THE ASSETS OF

TCW Artificial Intelligence Equity Fund

TCW New America Premier Equities Fund

BY AND IN EXCHANGE FOR SHARES OF

TCW Artificial Intelligence ETF

TCW Compounders ETF

This combined Prospectus and Proxy Statement (the “Prospectus/Proxy Statement”) is a proxy statement for each Target Fund (as defined below) and a prospectus for each Acquiring Fund (as defined below). The address of each Target Fund and Acquiring Fund is 515 South Flower Street, Los Angeles, CA 90071. The telephone number for each Target Fund and Acquiring Fund is (213) 244‑0000. This Prospectus/Proxy Statement and the enclosed proxy cards were first mailed to shareholders of each Target Fund beginning on or about February 23, 2024. This Prospectus/Proxy Statement contains information you should know before voting on the following proposals with respect to your Target Fund, as indicated below. You should read this document carefully and retain it for future reference.

Proposal		To be voted on by shareholders of:
1.	To approve an Agreement and Plan of Reorganization by and among the Corporation, on behalf of TCW Artificial Intelligence Equity Fund (“TCW Artificial Intelligence Fund” or a “Target Fund”), TCW ETF Trust (the “ETF Trust”), on behalf of TCW Artificial Intelligence ETF (“TCW Artificial Intelligence ETF” or an “Acquiring Fund”), and TCW Investment Management Company LLC, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan (a “Reorganization” or the “Artificial Intelligence Reorganization”).	TCW Artificial Intelligence Equity Fund

Proposal		To be voted on by shareholders of:
2.	To approve an Agreement and Plan of Reorganization by and among the Corporation, on behalf of TCW New America Premier Equities Fund (“TCW New America Fund” or a “Target Fund”), TCW ETF Trust (the “ETF Trust”), on behalf of TCW Compounders ETF (“TCW Compounders ETF” or an “Acquiring Fund”), and TCW Investment Management Company LLC, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan (a “Reorganization” or the “Compounders Reorganization”).	TCW New America Premier Equities Fund

The terms and conditions of each Reorganization are further described in this Prospectus/Proxy Statement and are set forth in the form of Agreement and Plan of Reorganization (the “Plan”).

Each proposal will be considered by shareholders who owned shares of the applicable Target Fund on February 12, 2024 at a Joint Special Meeting of Shareholders (the “Meeting”) that will be held on March 22, 2024. The Meeting will be held at 515 South Flower Street, Los Angeles, California 90071 and will begin at 9:00 a.m. PT.

The Board of Directors of the Corporation (the “Target Fund Board”) has fixed the close of business on February 12, 2024, as the record date (the “Record Date”) for the determination of Target Fund shareholders entitled to notice of, and to vote at, the Meeting.

The Target Fund Board unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization of your Target Fund.

The Target Fund Board is soliciting these proxies on behalf of the Target Funds. With respect to each Target Fund, the Target Fund Board unanimously approved the proposed Reorganization and Plan and determined that participation in the applicable Reorganization is in the best interests of each Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganizations.

Each Target Fund and each Acquiring Fund is a series of a registered, open-end management investment company, although each Target Fund is a mutual fund while each Acquiring Fund will operate as an exchange-traded fund (“ETF”). Each Acquiring Fund is a newly organized series of ETF Trust and currently has no assets or liabilities. Each Acquiring Fund was created specifically in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the closing date of the Reorganization. Each Target Fund will be the accounting and performance survivor in its respective Reorganization (subject to shareholder approval of such Reorganization), and each Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the corresponding Target Fund.

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In order to transact in shares of an Acquiring Fund received as part of a Reorganization, you must hold your Target Fund shares in a brokerage account that can accept shares of an ETF. If Target Fund shareholders do not hold their shares of a Target Fund through a brokerage account that can accept shares of an ETF, the Acquiring Fund shares they receive as part of a Reorganization will be held by the Acquiring Funds’ transfer agent for the benefit of such Target Fund shareholders for one year, after which they will be liquidated and proceeds sent to such Target Fund shareholders. This Prospectus/Proxy Statement includes additional information on the actions that Target Fund shareholders that do not currently hold their Target Fund shares through a brokerage account that can hold shares of an ETF must take in order to transact in shares of an Acquiring Fund as part of a Reorganization.

This Prospectus/Proxy Statement includes information about the Plan and each Acquiring Fund that you should know before voting on the Plan, which, if approved by Target Fund shareholders, would result in your investing in the relevant Acquiring Fund. You should retain this Prospectus/Proxy Statement for future reference. Additional information about the Target Funds, the Acquiring Funds and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents, which are incorporated into this Prospectus/Proxy Statement by reference:

●	The prospectus of the Corporation on behalf of the Target Funds, dated March 1, 2023, as supplemented and amended to date (File No. 811- 07170; SEC Accession No. 0001193125-23-053742);

●	The statement of additional information of the Corporation on behalf of the Target Funds, dated March 1, 2023, as supplemented and amended to date (File No. 811- 07170; SEC Accession No. 0001193125-23-053742);

●	Annual Report to shareholders of the Target Funds for the fiscal year ending October 31, 2023 (File No. 811- 07170; SEC Accession No. 0001193125-24-001879);

●	A statement of additional information dated February 21, 2024, relating to this Prospectus/Proxy Statement.

You may request a free copy of the statement of additional information relating to this Prospectus/Proxy Statement or a Target Fund’s Prospectus without charge by calling TCW at (877) 829-4768 or by writing to TCW, 515 South Flower Street, Los Angeles, CA 900071.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including your Acquiring Fund’s Prospectus (enclosed) and the Plan (which has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Proxy Statement is a part).

Why am I receiving a combined Prospectus/Proxy Statement?

You are receiving a combined Prospectus/Proxy Statement because you own shares of a Target Fund. It is proposed that, subject to shareholder approval, each Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through a Reorganization with and into the corresponding Acquiring Fund. Each Acquiring Fund is a newly organized series of ETF Trust and currently has no assets or liabilities. Each Acquiring Fund was created specifically in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the closing date of the Reorganization.

Subject to shareholder approval, each Reorganization will be accomplished in accordance with the Plan between the Corporation, on behalf of each Target Fund, ETF Trust, on behalf of each Acquiring Fund, and TCW Investment Management Company LLC (the “Adviser”) (solely with respect to Section 9.2 of the Plan). Among other things, the Plan provides for: (1) the acquisition of the assets and the assumption of the liabilities of each Target Fund by the applicable Acquiring Fund in exchange for shares of that Acquiring Fund of equal value to the net assets of the Target Fund being acquired (“Acquiring Fund Shares”); (2) the pro rata distribution of such Acquiring Fund Shares to the shareholders of the applicable Target Fund, and (3) the complete liquidation of each Target Fund, all upon the terms and conditions set forth in the Plan.

As a shareholder of a Target Fund, you are entitled to one vote for each share of the Target Fund that you hold on the record date. Information about how you can vote on the Reorganization of your Target Fund is contained in the accompanying materials. Your vote is very important, regardless of the number of Target Fund shares that you hold.

Why are proposals not involving my fund included in the Prospectus/Proxy Statement?

To reduce costs, the proposals relating to the Target Funds have been combined into one Prospectus/Proxy Statement. Accordingly, not all proposals may be applicable to each shareholder.

What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs that differ from mutual funds:

■	Sales of ETF Shares on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated net asset value (“NAV”) per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the then-current pro rata value of the ETF’s net assets and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

■	Sales only through a Broker. While a mutual fund’s shares may be directly purchased or redeemed from the fund at NAV, individual shares of ETFs, like the Acquiring Funds, may only be purchased and sold on a stock exchange through a broker at market prices. Shares of an Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in large blocks of shares (“Creation Units”) (typically 20,000 shares or more or multiples thereof), and only an authorized participant (“Authorized Participant”) may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of an Acquiring Fund may be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as each Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of an Acquiring Fund’s net assets. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

■	Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, many ETFs create and redeem their shares in kind. ETFs typically do not recognize capital gain on in-kind distributions in redemption of their shares, which enables them to distribute appreciated securities to redeeming shareholders without recognizing gain on those securities. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming shareholders. Instead, non-redeeming ETF shareholders in an ETF that creates and redeems its shares in kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares. The Acquiring Funds will issue and redeem shares at NAV only with Authorized Participants and only in Creation Units. Creation Units are issued and redeemed for cash and/or in-kind for securities.

■	Transparency. Currently, each Target Fund only provides periodic disclosure of its complete portfolio holdings (typically quarterly on a 60-day lag). Each Acquiring Fund will be a transparent ETF that operates with full transparency for its portfolio holdings. Following the Reorganizations, the Acquiring Funds, like other transparent ETFs, will make their portfolio holdings public each day. This holdings information, along with other information about the Acquiring Funds, will be available on the Acquiring Funds’ website at https://etf.tcw.com/.

■	Single Share Class. A mutual fund, like the Target Funds, may offer multiple share classes with different sales charges, expenses, and/or minimum investments. The Acquiring Funds do not issue multiple classes of shares.

In addition, the Acquiring Funds are subject to certain risks unique to operating as ETFs. For more information, see “Are there any differences in risks between the Target Funds and the Acquiring Funds?” below.

What is the Target Fund Board’s recommendation regarding the Reorganizations?

The Target Fund Board unanimously recommends that you vote FOR each Reorganization. At a meeting held on January 9, 2024, the Target Fund Board, on behalf of each Target Fund, considered the proposal to reorganize each Target Fund with and into the corresponding Acquiring Fund, unanimously approved the Plan, and voted to recommend that shareholders of each Target Fund vote to approve each Reorganization. For the reasons set forth in the “REASONS FOR THE PROPOSED REORGANIZATIONS AND TARGET FUND BOARD DELIBERATIONS” section of this Prospectus/Proxy Statement, the Target Fund Board, including the Directors who are not “interested persons” as defined in the 1940 Act of the Corporation, have determined that participation in the Reorganizations is in the best interests of each Target Fund. The Target Fund Board also concluded that no dilution in value would result to the shareholders of a Target Fund as a result of the Reorganizations.

Each Reorganization was also reviewed by the Board of Trustees of ETF Trust (the “Acquiring Fund Board”). At a special meeting of the Acquiring Fund Board on January 9, 2024, the Acquiring Fund Board considered the Reorganization of each Target Fund into the corresponding Acquiring Fund and determined that participation by each Acquiring Fund in its Reorganization was in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

What will happen if shareholders approve the Reorganizations?

If a Target Fund’s shareholders vote to approve the Reorganization and the closing conditions of the applicable Reorganization under the Plan are satisfied or waived, then shareholders of that Target Fund will become shareholders of the corresponding Acquiring Fund on or about April 15, 2024 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the corresponding Acquiring Fund with an equivalent aggregate NAV of the Acquiring Fund. The consummation of each Reorganization is not contingent upon approval of the other Reorganization.

In particular, the Plan provides that (1) the assets of each Target Fund will be acquired by the corresponding Acquiring Fund and the liabilities of each Target Fund will be assumed by the corresponding Acquiring Fund in exchange for Acquiring Fund Shares of equal value to the net assets of the Target Fund being acquired; and (2) the Acquiring Fund Shares received by the applicable Target Fund in the exchange will then be distributed pro rata to shareholders of that Target Fund. After the Acquiring Fund Shares are distributed to the applicable Target Fund’s shareholders, that Target Fund will be completely liquidated. The Plan also provides that Class N shares of the applicable Target Fund will be converted into Class I shares with the same aggregate NAV (without a contingent deferred sales charge or other charge) prior to the Reorganization. Following such conversion but prior to the closing of the Reorganizations, each Target Fund shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Fund’s transfer agent.

How will the Reorganizations affect me as a shareholder?

If a Reorganization is completed with respect to your Target Fund, you will cease to be a shareholder of that Target Fund and will become a shareholder of the corresponding Acquiring Fund. Upon completion of a Reorganization, Target Fund shareholders will own shares of the corresponding Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of such Target Fund that were owned when the Reorganizations happened. Shares of an Acquiring Fund will be transferred to a shareholder’s brokerage account. For Target Fund shareholders that hold Target Fund shares through accounts that are not permitted to hold a corresponding Acquiring Fund’s shares, such Acquiring Fund shares may be held by a transfer agent of the applicable Acquiring Fund as agent for and for the account and benefit of such Target Fund shareholders for one year, after which they will be liquidated and proceeds sent to such Target Fund shareholders. For more information about the brokerage account needed to hold shares of an Acquiring Fund, see “What do I need to do to prepare for the Reorganizations?” below. Shares of an Acquiring Fund are not issued in fractional shares. As a result, the applicable Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganizations. Such redemption will result in a cash payment, which will be a taxable sale of shares for shareholders who hold fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of the redemption of fractional shares.

After the Reorganizations, individual shares of each Acquiring Fund may only be purchased and sold on Cboe BZX Exchange, Inc. (“Cboe BZX”), other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in an Acquiring Fund after a Reorganization, the shareholder will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices. Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the then-current pro rata value of an Acquiring Fund’s net assets. As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, it is the ETF Trust’s understanding that the brokerage account statements that Acquiring Fund shareholders will receive from financial intermediaries following the Reorganizations will provide information on the market price of the applicable Acquiring Fund’s shares and not the NAV per share of such Acquiring Fund as would be the case for a mutual fund.

Will the Reorganizations affect the way my investments are managed?

It depends on the Reorganization. With respect to the Artificial Intelligence Reorganization, TCW Artificial Intelligence ETF, which seeks to invest in the companies that the Adviser believes will benefit from the artificial intelligence transformation, will be managed using a substantially similar investment objective and principal investment strategies as the TCW Artificial Intelligence Fund, except that, among other things, the TCW Artificial Intelligence ETF, unlike TCW Artificial Intelligence Fund, is non-diversified which means that it will generally invest a greater proportion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issues than a diversified fund. As a result, the TCW Artificial Intelligence ETF may be more sensitive to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Acquiring Fund’s assets may be invested in the securities of a limited number of issuers. The Adviser does not expect that the differences discussed above will result in any significant changes to the management of the Acquiring Fund in the near term.

With respect to the Compounders Reorganization, the TCW Compounders ETF will be managed using an investment objective similar to that of TCW New America Fund but will implement this objective through different principal investment strategies. Among other things, the TCW New America Fund currently invests, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies, whereas the TCW Compounders ETF does not have a corresponding 80% policy. The TCW Compounders ETF seeks to invest in companies the Adviser believes will benefit from transformation as a result of technological innovations, market dynamics, and/or changes in client preferences, where target companies are generally chosen from US- and non-US-listed equity securities.

In addition, the TCW Compounders ETF, unlike TCW New America Fund, is non-diversified, which means that it will generally invest a greater proportion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund. As a result, the TCW Compounders ETF may be more sensitive to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Acquiring Fund's assets may be invested in the securities of a limited number of issuers.

Each Acquiring Fund, unlike each corresponding Target Fund, may, as a principal investment strategy, lend securities representing up to one-third of the value of its total assets (including the value of any collateral received).

The Adviser is the investment adviser to each of the Target Funds and corresponding Acquiring Funds. The same individuals responsible for the day-to-day portfolio management of each Target Fund as of the date of the combined Prospectus/Proxy Statement will be responsible for the day-to-day portfolio management of the corresponding Acquiring Fund.

For a more complete discussion, see the sections of the proposal relating to your Reorganization titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment objectives, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

Are there any differences in risks between the Target Funds and the Acquiring Funds?

Many of the risks associated with owning shares of each Acquiring Fund are similar to the risks associated with owning shares of the corresponding Target Fund. However, there are certain differences in these risks, including the risks associated with each Acquiring Fund’s organization as an ETF and risks associated with differences in the investment strategies and diversification status of each Acquiring Fund as compared to the corresponding Target Fund.

For a more complete discussion of the risks of each Target Fund and the corresponding Acquiring Fund, see the sections of the proposal relating to your Reorganization titled: “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?” The risks of each Acquiring Fund are presented in Exhibit A.

Will the total expenses of the Acquiring Funds be lower than the total expenses of the Target Funds?

Yes. The Acquiring Funds each employ a unitary fee structure pursuant to which TCW Investment Management Company LLC (the “Adviser”) bears substantially all operating expenses of the Acquiring Funds, subject to certain exceptions. Following the Reorganizations, the total annual fund operating expenses of each Acquiring Fund are expected to be lower than those of each share class of the corresponding Target Fund, notwithstanding that the contractual management fee rate for each Acquiring Fund is higher than the contractual advisory fee rate of the corresponding Target Fund (because the Acquiring Funds’ unitary management fee includes substantially all operating expenses of the Acquiring Funds, while the Target Funds’ contractual advisory fees do not).

For a more detailed comparison of the Funds’ fees and expenses, see the sections of the proposal relating to your Reorganization titled “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

Who will pay the costs in connection with the Reorganizations?

The Adviser will bear all of the expenses relating to each Reorganization, except that (i) each Target Fund will bear the expenses of legal counsel to the Target Fund and legal counsel to the directors of the Target Funds who are not “interested persons” of the Target Funds as defined in the 1940 Act, and (ii) each Target Fund will bear any transaction costs incurred by a Target Fund related to the disposition and acquisition of assets as part of a Reorganization. Each Target Fund is expected to bear approximately $57,000 in connection with the applicable Reorganization. The Adviser will bear the other costs of each Reorganization whether or not the Reorganization is consummated.

What are the federal income tax consequences of the Reorganizations?

Each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the Target Funds or their shareholders. However, immediately prior to the Reorganizations, most shareholders will receive cash compensation for fractional shares of the applicable Target Fund that they hold. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

As a condition of the closing of the Reorganizations and assuming the parties comply with the terms of the Plan, the Corporation and the ETF Trust will receive an opinion of counsel regarding the federal income tax consequences of the Reorganizations. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to the federal income tax consequences of the Reorganizations. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the anticipated timing of the Reorganizations?

The Meeting is scheduled to occur on March 22, 2024. If the necessary approvals are obtained and all other closing conditions of the Reorganizations under the Plan are satisfied or waived, the Reorganizations are currently expected to be completed on or about April 15, 2024.

Is the approval or closing of a Reorganization conditioned on the approval or closing of the other Reorganization?

No. Shareholders of each Target Fund will vote separately on the proposed Reorganization of their respective Target Fund, and a Reorganization will be effected as to a particular Target Fund only if that Target Fund’s shareholders approve the Reorganization and certain closing conditions are satisfied or waived. The consummation of each Reorganization is not contingent upon approval of the other Reorganization.

What happens if a Reorganization is not approved?

A Reorganization will not be consummated unless it is approved by shareholders of the applicable Target Fund. If a Reorganization is not approved by a Target Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the applicable Target Fund, and such Target Fund will continue to operate. The Target Fund Board then will consider such other actions as it deems necessary or appropriate for such Target Fund, which may include liquidating such Target Fund.

What do I need to do to prepare for the Reorganizations?

It is important for you to determine whether you hold your shares of a Target Fund in the type of account that can accommodate the ETF shares that will be received in the applicable Reorganization. If you hold your shares of a Target Fund in an account directly with such Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares if the applicable Reorganization is approved and you wish to transact in shares of the Acquiring Fund.

■	Transferring Target Fund Shares to an Already Existing Brokerage Account. Transferring your shares from a Target Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the applicable Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account if the applicable Reorganization is approved and you wish to transact in shares of the Acquiring Fund.

You should provide your broker with a copy of the quarterly statement from the applicable Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you sign that form, the broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.

■	Transferring Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that Accepts ETF Shares. The broker where you hold Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

You can contact your financial advisor or other financial intermediary for further information. You also may contact the Adviser at (213) 244‑0000.

What will happen if I don’t have a brokerage account that can accept ETF shares at the time of the Reorganizations?

If your shares are held in an account that cannot accept ETF shares at the time of the applicable Reorganization, the Acquiring Fund Shares received by you in such Reorganization will be held by a stock transfer agent until a brokerage account is identified into which the shares can be transferred. As planned, if the Acquiring Fund Shares are not transferred into a brokerage account within a year of the date of the applicable Reorganization, the Acquiring Fund Shares will be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund Shares to cash may be subject to fees and expenses and will be a taxable event for shareholders who hold their shares in a taxable account. If you think you don’t have a brokerage account that can accept the Acquiring Fund Shares you receive in the applicable Reorganization, you may contact TCW by calling (877) 829-4768.

Are there other circumstances where a Target Fund shareholder will not be able to hold ETF shares?

Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem a Target Fund’s shares prior to a Reorganization.

What if a Reorganization is approved by shareholders and I don’t want to hold ETF shares?

If a Reorganization is approved and you do not want to receive ETF shares in connection with such Reorganization, you may redeem your shares of the applicable Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by the Adviser prior to the Reorganization. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of the Target Funds may exchange their Target Fund shares for shares of the same class of any mutual fund, other than a Target Fund, that is managed by the Adviser generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account. As ETFs, the Acquiring Funds do not provide for the exchange of shares.

How will shareholder voting be handled?

Shareholders who own shares of a Target Fund at the close of business on February 12, 2024 (the “Record Date”), will be entitled to vote at the Meeting, and will be entitled to one vote for each share they hold. Approval of a Reorganization by a Target Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of such Target Fund (as defined in the 1940 Act). The 1940 Act defines “a majority of the outstanding voting securities” of each Target Fund as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of such Target Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of such Target Fund, whichever is less (a “1940 Act Majority Vote”). EQ Fund Solutions, LLC (“EQ Fund Solutions”) has been retained by the Target Funds to assist in the solicitation of proxies, and collect and tabulate shareholder votes. EQ Fund Solutions is not affiliated with the Funds.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may cast your vote by completing, signing, and mailing the enclosed proxy card(s), by calling the number on the enclosed proxy card(s), or, online by following the online instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “VOTING INFORMATION” section of this Prospectus/Proxy Statement.

Whom do I contact for further information?

If you have questions about voting, please call EQ Fund Solutions at (877) 283-0321.

THE TARGET FUND BOARD, ON BEHALF OF EACH TARGET FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE EACH REORGANIZATION.

PROPOSAL 1: REORGANIZATION OF TCW ARTIFICIAL INTELLIGENCE EQUITY FUND

INTO TCW ARTIFICIAL INTELLIGENCE ETF

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

TCW Artificial Intelligence Equity Fund (for purposes of Proposal 1, the “Target Fund”) operates as a mutual fund, offering shares that are redeemable on each business day and daily liquidity. The TCW Artificial Intelligence ETF (for purposes of Proposal 1, the “Acquiring Fund” and, together with the Target Fund, the “Funds”) operates as an ETF. As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

The Acquiring Fund, which seeks to invest in companies that the Adviser believes will benefit from the artificial intelligence transformation, will be managed using an investment objective and principal investment strategies that are substantially similar to those of the Target Fund, except as noted herein.

The Acquiring Fund’s investment objective is long-term growth of capital and may be changed by the Acquiring Fund Board without shareholder approval. The Target Fund’s investment objective is to seek long-term capital appreciation and may not be changed without shareholder approval.

The Target Fund and Acquiring Fund have substantially similar 80% investment policies pursuant to Rule 35d-1 under the 1940 Act, except that the Acquiring Fund’s 80% policy does not explicitly reference equity securities and includes additional information regarding how the Acquiring Fund defines artificial intelligence for purposes of the policy. The Target Fund, under normal circumstances, invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in publicly traded equity securities of businesses that the portfolio managers believe are benefitting from or have the potential to benefit from advances in the use of artificial intelligence. In contrast, the Acquiring Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of businesses that the Adviser has identified, through annual reports, press releases and other public statements by an issuer, as well as the Adviser’s due diligence process, as using, or as having demonstrated an intent to use, predictive or generative AI in a way that is or has the potential to deliver a material improvement in the company’s financial condition, in accordance with Rule 35d-1 under the 1940 Act. For purposes of the Acquiring Fund’s 80% policy, artificial intelligence refers to the development or use by a business or consumer of computer systems that perform tasks previously requiring human intelligence such as decision-making or audio or visual identification or perception.

The Acquiring Fund, unlike the Target Fund, is non-diversified, which means that it will generally invest a greater proportion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issues than a diversified fund like the Target Fund. As a result, the Acquiring Fund may be more sensitive to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Acquiring Fund’s assets may be invested in the securities of a limited number of issuers. In addition, while the Target Fund typically invests in companies in the information technology, consumer discretionary, industrial and healthcare sectors, the Acquiring Fund is not limited in the sectors in which it may invest and will typically invest in companies that span across sectors (including, but not limited to, the information technology, consumer discretionary, industrial and healthcare and communications sectors).

The Acquiring Fund, unlike the Target Fund, may, as a principal investment strategy, lend securities representing up to one-third of the value of its total assets (including the value of any collateral received).

The Adviser does not expect that the differences discussed above will result in any significant changes to the management of the Acquiring Fund in the near term. In addition, while there are certain differences between the Acquiring Fund’s and the Target Fund’s investment strategy disclosure, the Adviser does not, except as noted herein, expect the differences in the disclosure or description of such investment strategies to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed.

Investment Strategies

The principal investment strategies of each Fund are as follows:

Target Fund	Acquiring Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in publicly traded equity securities of businesses that the portfolio managers believe are benefitting from or have the potential to benefit from advances in the use of artificial intelligence. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Artificial intelligence refers to the development or use by a business of computer systems that perform tasks previously requiring human intelligence such as decision-making or audio or visual identification or perception. The Fund invests primarily in issuers that are characterized as “growth companies” according to criteria established by the portfolio managers, which may include attributes such as an expected growth cycle, accelerating earnings or cash flow, and general growth of a business sector. Bottom-up fundamental research that focuses on the individual attributes of a company, such as its financial characteristics, is used to identify these companies, as well as both qualitative and quantitative screening criteria to supplement the fundamental research.

Furthermore, the portfolio managers use a highly focused approach, which seeks to achieve superior long-term returns over a full market cycle by owning shares of companies that the portfolio managers believe to have strong, disruptive and enduring business models and inherent advantages over their competitors. In selecting the Fund’s investments, the portfolio managers consider the extent to which businesses have leaders who prudently manage their environmental sustainability and social responsibilities with good governance and solid financial resources.

Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); equity securities of specialized real estate investment trusts (“REITs”); and other securities with equity characteristics.

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to invest in the companies that the Adviser believes will benefit from the artificial intelligence, or “AI,” transformation. The public launch in 2022 of ChatGPT has transformed how people think about and use AI in all facets of their businesses, whether with new generative AI or rapidly-advancing predictive AI. The Adviser believes that the development and proliferation of more capable AI systems are expected to revolutionize all sectors of the economy. The Adviser believes that the businesses at the forefront of this transformation have the opportunity to create long-term value for investors. The Adviser expects the Fund portfolio will include companies that are using AI to transform their businesses, enabling others to do so, or providing technologies on which AI systems are built.

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of businesses that the Adviser has identified, through annual reports, press releases and other public statements by an issuer, as well as the Adviser’s due diligence process, as using, or as having demonstrated an intent to use, predictive or generative AI in a way that is or has the potential to deliver a material improvement in the company’s financial condition, in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change.

Artificial intelligence refers to the development or use by a business or consumer of computer systems that perform tasks previously requiring human intelligence such as decision-making or audio or visual identification or perception.

When considering the potential material improvement in a company’s financial condition, the Adviser considers, among other things, the potential over the next 3-5 years for the use of AI to decrease costs and/or increase sales, improve profits or margins, improve data analyses, and expedite the research processes to accelerate product development and improve product commercialization. For example, a business may have only recently launched or be about to launch a new artificial intelligence computer system that has no immediate impact on business returns, but has the potential to positively impact the growth of the business.

Target Fund	Acquiring Fund

The Fund typically invests in companies in the information technology, consumer discretionary, industrial and healthcare sectors with market capitalizations of at least $300 million at the time of acquisition. The Fund typically invests in a portfolio of 25 to 60 companies. The portfolio managers use both qualitative and quantitative screening criteria to supplement the fundamental research. The portfolio managers’ qualitative screening focuses on those companies that they believe have the potential to grow or otherwise materially benefit partly as a result of their development or use of artificial intelligence in analysis, forecasting, efficiency, automation, consistency and scale.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio managers believe that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor or the original thesis was flawed or has been damaged, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target or the investment therein has been exhausted, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

The Adviser categorizes AI investment opportunities into one of three buckets: (1) foundational or core technology; (2) AI systems; and (3) AI adopters. With respect to the AI adopters bucket, the Adviser only invests in companies when it believes the use of AI can have a material beneficial impact on AI adopters’ competitive moat (i.e., to establish or further develop long-term competitive advantages), revenue growth rate, margin structure (e.g., by reducing costs), earnings or cash flow generation, or capital allocation policies (i.e., freeing up cash to return to shareholders).

Furthermore, the Adviser uses a highly focused approach, which seeks to achieve superior long-term returns over a full market cycle by owning shares of companies that the Adviser believes to have strong, disruptive and enduring business models and inherent advantages over their competitors.

Target companies are generally chosen from US- and non-US-listed equity securities, including common and preferred stock; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); and equity securities of specialized real estate investment trusts (“REITs”).

The Fund typically invests in companies that span across sectors, including but not limited to the information technology, consumer discretionary, industrial, healthcare and communications sectors. The Fund typically invests in companies with market capitalizations of at least $300 million at the time of acquisition. The Fund typically invests in a portfolio of 25 to 60 companies. In considering potential investments, the Adviser will generally use a proprietary framework which includes fundamental analysis (such as company financial modeling and valuation analysis), combined with quantitative and thematic data, such as those that account for companies’ potential to grow or otherwise materially benefit partly as a result of their development or use of artificial intelligence. The Fund will take an active management approach in responding to continued developments in AI and the tools powering AI products. The key criteria, as discussed herein, by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

Target Fund	Acquiring Fund

The Adviser evaluates financially material environmental, social, governance, and other risk factors to assess a company’s value and its exposure to potential risks and opportunities. This analysis may be incorporated into various aspects of the investment process; however, this does not imply that these factors are the sole or primary determinants of investment decisions.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the Adviser believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company change negatively or the original thesis was flawed or has been damaged, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target or the investment thesis has been exhausted or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

Further information about the Target Fund’s investment objectives and strategies is contained in the Prospectus and Statement of Additional Information of the Target Fund, which are on file with the SEC.

Investment Policies and Restrictions

The fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar, except as noted herein. Each Fund’s fundamental investment policies are set forth in Exhibit B. If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Fundamental investment policies may not be changed without shareholder approval.

The Acquiring Fund may not, as a matter of fundamental policy, purchase or sell real estate, real estate mortgages, commodities or commodity contracts (this restriction does not, however, prevent the Acquiring Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Acquiring Fund’s investment objective and policies). The Target Fund, however, may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, and may purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, and may make, purchase or sell real estate mortgage loans, or purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein. In addition, the Target Fund may invest in commodities to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Target Fund (this restriction does not prohibit the Target Fund from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, interest rate or securities-related or foreign currency-related hedging instruments, swap agreements or other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws).

In addition, the Target Fund and Acquiring Fund have each adopted certain non-fundamental policies, the differences between which are discussed below. Each Fund’s non-fundamental policies are set forth in Exhibit B. Non-fundamental policies may be changed without shareholder approval.

The Target Fund may, as a non-fundamental policy, effect short sales of securities or maintain a short position only if the Target Fund, at the time of sale, either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold. In addition, as a non-fundamental policy, the Target Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures and options on futures. The Acquiring Fund is not subject to similar non-fundamental policies.

How do the principal investment risks of the Funds compare?

Many of the risks associated with an investment in the Target Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure and non-diversified status. There are other important differences between the principal risks of the Target Fund and the Acquiring Fund identified in the chart below. In addition, while there are certain differences between the Acquiring Fund’s and the Target Fund’s risk disclosure, the Adviser does not expect the differences in the disclosure or description of such risks to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed. For example, the Target Fund and the Acquiring Fund may use different terminology to describe the risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the risks associated with an investment in the Acquiring Fund.

The following chart identifies the principal risks associated with each Fund. Each of the principal risks of the Acquiring Fund appears in Exhibit A.

Principal Risks	Target Fund	Acquiring Fund
Active Management Risk		x
Active Ownership Risk	x	x
American Depositary Receipt (“ADR”) Risk		x
Artificial Intelligence Related Companies Risk	x	x
Asset Class Risk		x
Communications Services Sector Risk		x
Concentration Risk		x
Consumer Discretionary Sector Risk	x	x
Emerging Markets Risk		x
ETF Structure Risks		x
Equity Securities Risk	x	x
Foreign Securities Risk	x	x
Growth Investing Risk	x	x
Healthcare Sector Risk	x	x
Infectious Illness Risk		x
Issuer Risk	x	x
Industrials Sector Risk	x	x
Liquidity Risk	x	x
Market Risk	x	x
Market and Geopolitical Events Risk	x	x
Non-Diversification Risk		x
Operational Risk		x
Price Volatility Risk	x	x
Risk of Investing in the U.S.		x
Real Estate Sector Risk		x
Sector Risk		x
Securities Lending Risk		x
Securities Selection Risk	x	x
Small and Medium Capitalization Companies Risk	x	x
Technology Sector Risk	x	x
Valuation Risk		x

Who manages the Funds?

The Target Fund is a series of the Corporation. The Corporation is governed by the Target Fund Board, which is responsible for overseeing the Target Fund. The Acquiring Fund is a series of the ETF Trust. The ETF Trust is governed by the Acquiring Fund Board, which is responsible for overseeing all business activities of the Acquiring Fund. The Target Fund Board and Acquiring Fund Board are comprised of different individuals. In December 2023, the Target Fund Board and Acquiring Fund Board each nominated additional persons for election as Trustees/Directors by their respective shareholders with the intention of aligning the membership of the Target Fund and Acquiring Fund Boards. Shareholders of record of the applicable series of each of the Corporation and ETF Trust as of January 5, 2024 voted at a shareholder meeting on February 15, 2024 to elect the Trustee/Director nominees. The proxy statement relating to the elections is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Investment Adviser of the Funds. TCW Investment Management Company LLC, each Fund’s investment adviser, is headquartered at 515 South Flower Street, Los Angeles, California 90071. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. The Adviser is registered with the Securities and Exchange Commission (the “SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended.

As of November 30, 2023, the Adviser had approximately $42 billion in assets under management or committed to management.

Portfolio Management. The same individuals responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund.

Bo Fifer and Evan Feagans are jointly and primarily responsible for the day-to-day management of each of the Target Fund and Acquiring Fund. Messrs. Fifer and Feagans have each been portfolio managers of the Target Fund since January 2023; and of the Acquiring Fund since the Acquiring Fund’s inception. Messrs. Fifer and Feagans are each a Senior Vice President at the Adviser.

The Statement of Additional Information for the Target Fund dated March 1, 2023, as supplemented (the “Target Fund SAI”) and the Statement of Additional Information for the Acquiring Fund dated February 21, 2024 (the “Acquiring Fund SAI”), provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Funds. For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee rates?

The Corporation, on behalf of the Target Fund, and the Adviser have entered into an Investment Advisory and Management Agreement, as amended (the “Advisory Agreement”), under the terms of which the Target Fund has employed the Adviser to, subject to the direction and supervision of the Target Fund Board, provide investment advisory and management services, including, among others, managing the investment of the assets of the Target Fund, placing orders for the purchase or sale of portfolio securities for the Target Fund, administering the day-to-day operations of the Target Fund, furnishing to the Corporation office space and all necessary office facilities, supplies and equipment, and arranging for officers or employees of the Adviser to serve, without compensation from the Corporation, as officers, directors or employees of the Corporation. Under the Advisory Agreement, the Target Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual management fee in the amount of 0.70% as a percent of average net asset value.

For its investment advisory services to the Acquiring Fund, the Adviser is paid a management fee from the Acquiring Fund based on a percentage of the Acquiring Fund’s average daily net assets, at the annual rate of 0.75%. Pursuant to the Investment Advisory Agreement between the Adviser and ETF Trust (entered into on behalf of the Acquiring Fund), the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the ETF Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser hereunder; and (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the Trust or the Acquiring Fund) and any fees, costs or expenses payable by the Trust or the Acquiring Fund pursuant to indemnification obligations to which the ETF Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

The Acquiring Fund employs a unitary fee structure pursuant to which the Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund is expected to be lower than those of each share class of the Target Fund, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than the contractual advisory fee rate of the Target Fund (because the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not).

For the fiscal year ended October 31, 2023, after waivers and expense reimbursements, no amount was required to be paid by the Target Fund to the Adviser for the Adviser’s investment advisory and management services provided. Because the Acquiring Fund has not yet commenced operations, no management fees have been paid to the Adviser.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of October 31, 2023, as if the Reorganization had taken place on November 1, 2022. The fee tables do not reflect the costs associated with the Reorganization. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in lower total annual operating expenses for shareholders of the Target Fund, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than the contractual advisory fee rate of the Target Fund.

Target Fund Shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.

Shareholder Fees (fees paid directly from your investment)

Target Fund – None.

Acquiring Fund (pro forma) – None.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Target Fund - Class I	Target Fund - Class N	Acquiring Fund (pro forma)
Management Fees	0.70%	0.70%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.00%
Other Expenses	0.87%	1.43%	0.00%
Total Annual Fund Operating Expenses	1.57%	2.38%	0.75%
Fee Waiver and/or Expense Reimbursement	0.67%*	1.38%*	N/A
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	0.90%*	1.00%*	N/A

*	The Adviser has agreed to waive fees and/or reimburse expenses to limit the Target Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.90% of average daily net assets with respect to Class I shares and 1.00% of average daily net assets with respect to Class N shares. The Adviser may recoup reduced fees and expenses within three years of the waiver or reimbursement, provided that the recoupment does not cause the Target Fund’s annual expense ratio to exceed (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2024 and before that date, the Adviser may not terminate this arrangement without approval of the Target Fund Board. At the conclusion of this period, the Adviser may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Target Fund Board’s approval, extend or modify that arrangement. If the Reorganization occurs, the Adviser will not recoup any fees previously waived or expenses previously reimbursed.

Example

These examples are intended to help you compare the cost of investing in the Target Fund’s Class I and Class N shares with the cost of investing in Acquiring Fund Shares, both before and after the Reorganization. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Funds’ operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund – Class I	$92	$430	$792	$1,811
Target Fund – Class N	$102	$610	$1,145	$2,610
Pro Forma – Acquiring Fund (assuming the Reorganization is completed)	$77	$242	$425	$967

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

Subject to shareholder approval of the Reorganization, the Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of Class I Shares of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s Class I shares’ performance from year-to-year and by showing how the Target Fund’s average annual returns for the past one- and five-year periods and since inception compare with those of a broad measure of market performance. The Acquiring Fund will use the Russell 3000® Growth Index as its benchmark, which is the same benchmark that the Target Fund uses.

The performance of the other classes, which is shown in the table below, will differ because the classes pay potentially lower expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	34.85%	(quarter ended 6/30/20)
Lowest	-25.32%	(quarter ended 6/30/22)

Average Annual Total Returns (for the period ended December 31, 2023)

Average Annual Total Return	1 Year	5 Years	Since Inception[1]
Class I (before taxes)	57.30%	17.74%	14.36%
Class I (After taxes on distributions)	57.30%	17.50%	14.18%
Class I (After taxes on distributions and sale of fund shares)	33.92%	14.45%	11.76%
Class N (before taxes)	57.19%	17.63%	14.27%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	41.21%	18.85%	15.83%

1.	Since inception August 31, 2017.
2.	The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values.

The Target Fund’s past performance is not necessarily an indication of how the Funds will perform in the future. You can obtain updated performance information at https://www.tcw.com/ or by calling the Funds at (213) 244‑0000.

How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

During the fiscal year ended October 31, 2023, the Target Fund’s portfolio turnover rate was 32.46% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, shareholder reports for the Acquiring Fund are not available.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Proxy Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

The Acquiring Fund’s Statement of Additional Information is provided in Part B to this Prospectus/Proxy Statement and is legally deemed to be part of this combined Prospectus/Proxy Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at (800) 386-3829 (Target Fund) or (866) 364-1383 (Acquiring Fund), (ii) accessing the documents at the Funds’ website at https://tcw.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PROPOSAL 2: REORGANIZATION OF TCW NEW AMERICA PREMIER EQUITIES FUND

INTO TCW COMPOUNDERS ETF

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

TCW New America Premier Equities Fund (for purposes of Proposal 2, the “Target Fund”) operates as a mutual fund, offering shares that are redeemable on each business day and daily liquidity. The TCW Compounders ETF (for purposes of Proposal 2, the “Acquiring Fund” and, together with the Target Fund, the “Funds”) operates as an ETF. As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

The Acquiring Fund will be managed using an investment objective similar to that of the Target Fund but will implement this investment objective through different principal investment strategies, as noted herein. The Acquiring Fund’s investment objective is long-term growth of capital and may be changed by the Acquiring Fund Board without shareholder approval. The Target Fund’s investment objective is to seek long-term capital appreciation and may not be changed without shareholder approval.

The Target Fund currently invests, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies, whereas the Acquiring Fund does not have a corresponding 80% policy pursuant to Rule 35d-1 under the 1940 Act. The Acquiring Fund seeks to invest in companies that the Adviser believes will benefit from transformation as a result of technological innovations, market dynamics, and/or changes in client preferences, where target companies are generally chosen from US- and non-US-listed equity securities. The Target Fund typically invests, as a principal investment strategy, a portion of its assets in securities or other financial instruments issued by companies in the financial services sector, including, without limitation, the banking, brokerage and insurance and financial exchange and data industries. The Acquiring Fund does not have a corresponding principal investment strategy.

The Acquiring Fund, unlike the Target Fund, expects to hold between 20-40 equities within its portfolio and is non-diversified, which means that it will generally invest a greater proportion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issues than a diversified fund. The Target Fund is classified as diversified. As a result, the Acquiring Fund may be more sensitive to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Acquiring Fund’s assets may be invested in the securities of a limited number of issuers. In addition, the Acquiring Fund, unlike the Target Fund, may, as a principal investment strategy, lend securities representing up to one-third of the value of the Acquiring Fund’s total assets (including the value of any collateral received).

While there are certain differences between the Acquiring Fund’s and the Target Fund’s investment strategy disclosure, the Adviser does not, except as noted herein, expect the differences in the disclosure or description of such investment strategies to result in or reflect any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed.

Investment Strategies

The principal investment strategies of each Fund are as follows:

Target Fund	Acquiring Fund

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund intends to achieve its objective by investing primarily in a portfolio of companies the portfolio manager believes are enduring, cash generating businesses whose leaders prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to the free cash flow generated by the businesses.

Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges in the U.S., including NASDAQ; American Depository Receipts (ADRs); and other securities with equity characteristics. The Fund typically invests a portion of its assets in securities or other financial instruments issued by companies in the financial services sector, including, without limitation, the banking, brokerage and insurance and financial exchange and data industries. For purposes of the Fund’s investment strategy, a U.S. company is a company that generates at least 50% of its revenues or profits from business activities in the U.S. or has at least 50% of its assets situated in the U.S. Although the Fund emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size.

In managing the Fund’s investments, the portfolio manager seeks to invest in what he considers to be attractively valued equity securities of cash generating businesses with prudently managed environmental, social, and financial resources. Fundamental research is used to identify these companies. The portfolio manager uses both qualitative and quantitative screening criteria to supplement the fundamental research. The portfolio manager’s screening focuses on companies whose shares are trading at prices the portfolio manager believes are below their intrinsic values.

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to invest in the companies that the Adviser believes will benefit from transformation as a result of technological innovations, market dynamics, and/or changes in client preferences. The Fund aims to actively capture returns from companies that show long-term growth, quality, and durability characteristics as a result of such economic transformation or play a central role of enabling other companies to do the same.

Target companies are generally chosen from US- and non-US-listed equity securities, including common and preferred stock; equity securities of foreign companies listed on established exchanges, including NASDAQ; and American Depository Receipts (ADRs).

The Fund typically invests a portion of its assets in securities or other financial instruments issued by companies in the financial services sector, including, without limitation, the banking, brokerage and insurance and financial exchange and data industries. Although the Fund emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size. The Adviser expects to hold between 20-40 equities within the Fund’s portfolio.

In considering potential investments, the Adviser will generally use a proprietary framework which includes fundamental analysis (such as company financial modeling and valuation analysis), combined with quantitative and thematic data, such as those that account for technological innovations, market dynamics, and changes in client preferences, to identify companies with competitive advantages that the Adviser believes attractively valued. The Fund will take an active management approach in responding to the complexities and developments of economic transformation. The key criteria, as discussed herein, by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

Target Fund	Acquiring Fund

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

The Adviser evaluates financially material environmental, social, governance, and other risk factors to assess a company’s value and its exposure to potential risks and opportunities. This analysis may be incorporated into various aspects of the investment process; however, this does not imply that these factors are the sole or primary determinants of investment decisions.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the Adviser believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company change negatively or the original thesis was flawed or has been damaged, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target or the investment thesis has been exhausted or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

Further information about the Target Fund’s investment objectives and strategies are contained in the Prospectus and Statement of Additional Information of the Target Fund, which are on file with the SEC.

Investment Policies and Restrictions

The fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar, except as noted herein. Each Fund’s fundamental investment policies are set forth in Exhibit B. If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Fundamental investment policies may not be changed without shareholder approval.

The Acquiring Fund may not, as a matter of fundamental policy, purchase or sell real estate, real estate mortgages, commodities or commodity contracts (this restriction does not, however, prevent the Acquiring Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Acquiring Fund’s investment objective and policies). The Target Fund, however, may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, and may purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, and may make, purchase or sell real estate mortgage loans, or purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein. In addition, the Target Fund may invest in commodities to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Target Fund (this restriction does not prohibit the Target Fund from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, interest rate or securities-related or foreign currency-related hedging instruments, swap agreements or other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws).

In addition, the Target Fund and Acquiring Fund have each adopted certain non-fundamental policies, the differences between which are discussed below. Each Fund’s non-fundamental policies are set forth in Exhibit B. Non-fundamental policies may be changed without shareholder approval.

As a non-fundamental policy, the Target Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures and options on futures. The Acquiring Fund is not subject to similar non-fundamental policies.

How do the principal investment risks of the Funds compare?

Many of the risks associated with an investment in the Target Fund and the Acquiring Fund are similar, except that, as a shareholder of the Acquiring Fund, you would also be subject to risks related to the Acquiring Fund’s ETF structure and non-diversified status. There are other important differences between the principal risks of the Target Fund and the Acquiring Fund identified in the chart below. In addition, while there are certain differences between the Acquiring Fund’s and the Target Fund’s risk disclosure, the Adviser does not expect the differences in the disclosure or description of such risks to result in any material differences in how the Acquiring Fund will be managed relative to how the Target Fund is currently managed. For example, the Target Fund and the Acquiring Fund may use different terminology to describe the risks applicable to such Fund’s principal investment strategies and the differences may reflect a clarification of the risks associated with an investment in the Acquiring Fund.

The following chart identifies the principal risks associated with each Fund. Each of the principal risks of the Acquiring Fund appears in Exhibit A.

Principal Risks	Target Fund	Acquiring Fund
Active Management Risk		x
Active Ownership Risk	x	x
American Depositary Receipt (“ADR”) Risk		x
Asset Class Risk		x
Concentration Risk	x	x
Cybersecurity Risk		x
Emerging Markets Risk		x
ETF Structure Risks		x
Equity Securities Risk	x	x
Foreign Securities Risk		x
Frequent Trading Risk	x	x
Financial Sector Risk	x	x
Growth Investing Risk	x	x
Infectious Illness Risk		x
Issuer Risk	x	x
Liquidity Risk	x	x
Market Risk	x	x
Market and Geopolitical Events Risk	x	x
Non-Diversification Risk		x
Operational Risk		x
Price Volatility Risk	x	x
Private Placement Risk		x
Risk of Investing in the U.S.		x
Sector Risk		x
Securities Lending Risk		x
Securities Selection Risk	x	x
Technology Sector Risk	x	x
Value Investing Risk	x	x

Who manages the Funds?

The Target Fund is a series of the Corporation. The Corporation is governed by the Target Fund Board, which is responsible for overseeing the Target Fund. The Acquiring Fund is a series of the ETF Trust. The ETF Trust is governed by the Acquiring Fund Board, which is responsible for overseeing all business activities of the Acquiring Fund. The Target Fund Board and Acquiring Fund Board are currently comprised of different individuals. In December 2023, the Target Fund Board and Acquiring Fund Board each nominated additional persons for election as Trustees/Directors by their respective shareholders with the intention of aligning the membership of the Target Fund and Acquiring Fund Boards. Shareholders of record of the applicable series of each of the Corporation and ETF Trust as of January 5, 2024 voted at a shareholder meeting on February 15, 2024 to elect the Trustee/Director nominees. The proxy statement relating to the elections is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Investment Adviser of the Funds. TCW Investment Management Company LLC, each Fund’s investment adviser, is headquartered at 515 South Flower Street, Los Angeles, California 90071. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. The Adviser is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended.

The oversight of the operations of the Target Fund is the responsibility of the Target Fund Board, and the management of the business of the Acquiring Fund is the responsibility of the ETF Trust Board. The Target Fund Board and the ETF Trust Board each elect officers, who are responsible for the day-to-day operations of the Funds.

As of November 30, 2023, the Adviser had approximately $42 billion in assets under management or committed to management.

Portfolio Management. The same individuals responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund.

Joseph Shaposhnik and Eli Horton are jointly and primarily responsible for the day-to-day management of each of the Target Fund and Acquiring Fund, and Mr. Shaposhnik has final approval authority for investment decisions. Messrs. Shaposhnik and Horton have been portfolio managers of the Target Fund since January 2016 and November 2023, respectively; and of the Acquiring Fund since the Acquiring Fund’s inception. Each of Messrs. Shaposhnik and Horton is a Managing Director at the Adviser.

The Statement of Additional Information for the Target Fund dated March 1, 2023, as supplemented (the “Target Fund SAI”) and the Statement of Additional Information for the Acquiring Fund (the “Acquiring Fund SAI”), provide additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities in the Funds. For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee rates?

The Corporation, on behalf of the Target Fund, and the Adviser have entered into an Investment Advisory and Management Agreement, as amended (the “Advisory Agreement”), under the terms of which the Target Fund has employed the Adviser to, subject to the direction and supervision of the Target Fund Board, provide investment advisory and management services, including, among others, managing the investment of the assets of the Target Fund, placing orders for the purchase or sale of portfolio securities for the Target Fund, administering the day-to-day operations of the Target Fund, furnishing to the Corporation office space and all necessary office facilities, supplies and equipment, and arranging for officers or employees of the Adviser to serve, without compensation from the Corporation, as officers, directors or employees of the Corporation. Under the Advisory Agreement, the Target Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual management fee in the amount of 0.65% as a percent of average net asset value.

For its investment advisory services to the Acquiring Fund, the Adviser is paid a management fee from the Acquiring Fund based on a percentage of the Acquiring Fund’s average daily net assets, at the annual rate of 0.75%. Pursuant to the Investment Advisory Agreement between the Adviser and ETF Trust (entered into on behalf of the Acquiring Fund), the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the ETF Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser hereunder; and (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the Trust or the Acquiring Fund) and any fees, costs or expenses payable by the Trust or the Acquiring Fund pursuant to indemnification obligations to which the ETF Trust or the Acquiring Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

The Acquiring Fund employs a unitary fee structure pursuant to which the Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Following the Reorganization, the total annual fund operating expenses of the Acquiring Fund is expected to be lower than those of each share class of the Target Fund, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than the contractual advisory fee rate of the Target Fund (because the Acquiring Fund’s unitary management fee includes substantially all operating expenses of the Acquiring Fund, while the Target Fund’s contractual advisory fee does not).

For the fiscal year ended October 31, 2023, the Target Fund paid the Adviser a net fee after waivers and expense reimbursements of $1,055,606 for its investment advisory and management services provided. Because the Acquiring Fund has not yet commenced operations, no management fees have been paid to the Adviser.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The tables show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of October 31, 2023, as if the Reorganization, as if the Reorganization had taken place on November 1, 2022. The fee tables do not reflect the costs associated with the Reorganization. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

As shown below, the Reorganization is expected to result in lower total annual operating expenses for shareholders of the Target Fund, notwithstanding that the contractual management fee rate for the Acquiring Fund is higher than the contractual advisory fee rate of the Target Fund.

Target Fund Shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of ETF shares from the Reorganization.

Shareholder Fees (fees paid directly from your investment)

Target Fund – None.

Acquiring Fund (pro forma) – None.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Target Fund - Class I	Target Fund - Class N	Acquiring Fund (pro forma)
Management Fees	0.65%	0.65%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.00%
Other Expenses	0.14%	0.28%	0.00%
Total Annual Fund Operating Expenses	0.79%	1.18%	0.75%

Example

These examples are intended to help you compare the cost of investing in the Target Fund’s Class I and Class N shares with the cost of investing in Acquiring Fund Shares, both before and after the Reorganization. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund – Class I	$81	$252	$439	$978
Target Fund – Class N	$120	$375	$649	$1,432
Pro Forma – Acquiring Fund (assuming the Reorganization is completed)	$77	$242	$425	$967

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire substantially all of the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund. The Acquiring Fund will have no performance history prior to the Reorganization.

Subject to shareholder approval of the Reorganization, the Target Fund will be the “accounting survivor” after the Reorganization. This means that the Acquiring Fund will adopt the historical accounting records and performance of Class I Shares of the Target Fund. The Target Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Target Fund by showing changes in the Target Fund’s Class I shares’ performance from year-to-year and by showing how the Target Fund’s average annual returns for the past one-, five- and ten-year periods and since inception compare with those of a broad measure of market performance. The Acquiring Fund will use the Russell 1000® Index as its benchmark, which is the same benchmark that the Target Fund uses.

The performance of the other classes, which is shown in the table below, will differ because the classes pay potentially lower expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns

For Class I Shares

Highest/Lowest quarterly results during this period were:

Highest	21.56%	(quarter ended 6/30/20)
Lowest	-16.60%	(quarter ended 3/31/20)

Average Annual Total Returns (for the period ended December 31, 2023)

Average Annual Total Return	1 Year	5 Years	Since Inception[1]
Class I (before taxes)	31.76%	17.44%	17.74%
Class I (After taxes on distributions)	31.67%	16.56%	16.83%
Class I (After taxes on distributions and sale of fund shares)	18.80%	13.94%	14.56%
Class N (before taxes)	31.41%	17.14%	17.55%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)[2]	26.53%	15.52%	14.00%

1.	Since inception January 29, 2016.
2.	Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities in the Russell 3000® Index based on a combination of their market cap and current index membership.

The Target Fund’s past performance is not necessarily an indication of how the Funds will perform in the future. You can obtain updated performance information at https://www.tcw.com/ or by calling the Funds at (213) 244‑0000.

How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. Because the Acquiring Fund has not yet commenced operations, no portfolio turnover rate is available for the Acquiring Fund.

During the fiscal year ended October 31, 2023, the Target Fund’s portfolio turnover rate was 33.77% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables of the Target Fund. Additional information is available in the Target Fund’s Prospectus, Statement of Additional Information, and the most recent annual and semi-annual shareholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, shareholder reports for the Acquiring Fund are not available.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Proxy Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

The Acquiring Fund’s Statement of Additional Information is provided in Part B to this Prospectus/Proxy Statement and is legally deemed to be part of this combined Prospectus/Proxy Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at (800) 386-3829 (Target Fund) or (866) 364-1383 (Acquiring Fund), (ii) accessing the documents at the Funds’ website at https://tcw.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

COMPARISON OF OTHER KEY FEATURES OF THE FUNDS

What are the purchase and sale procedures of the Target Funds and Acquiring Funds?

TCW Artificial Intelligence Equity Fund and the TCW New America Premier Equities Fund (each, a “Target Fund” and, together, the “Target Funds”) and TCW Artificial Intelligence ETF and the TCW Compounders ETF (each, an “Acquiring Fund” and, together, the “Acquiring Funds”) have different procedures for purchasing, exchanging, and redeeming shares, which are summarized below.

Target Funds

Shares of each Target Fund are sold without a sales charge. Your price for a Target Fund’s shares is the Target Fund’s NAV which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the NYSE is open. For more information, see the “Calculation of NAV” section of each Target Fund’s Prospectus. Initial and subsequent investments in Target Fund shares are subject to investment minimums, as set forth in the “Minimums” section of each Target Fund’s Prospectus.

Shares of the Target Funds will be sold at the next NAV calculated after an order is accepted by the Target Fund’s transfer agent or a dealer, broker or other service provider. Target Fund shareholders may exchange from Class I or Class N shares of one Target Fund into the same Class of another Target Fund or fund offered in a different prospectus, provided that the investment meets the minimum initial investment and any other requirements of the same Class of the other fund and that the shares of the same Class of the other fund are eligible for sale in the shareholder’s state of residence. Further information about conversion of shares between classes of the same Target Fund may be found in the Target Fund’s Statement of Additional Information. Target Fund shareholders may also exchange Target Fund shares for shares of Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund, or exchange shares of Fidelity Prime Money Market Portfolio for shares of a Target Fund.

Acquiring Funds

Shares of each Acquiring Fund are also sold without a sales charge. Because the Acquiring Funds are ETFs, however, they issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Only authorized participants (“Authorized Participants”) may engage in purchase or redemption transactions directly with the Acquiring Fund. The NAV of Acquiring Fund Shares, similar to the NAV of Target Fund shares, is determined at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of an Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of an Acquiring Fund (bid) and the lowest price a seller is willing to accept for shares of an Acquiring Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Shares of the TCW Artificial Intelligence ETF and the TCW Compounders ETF are listed for trading on the Cboe BZX. Acquiring Fund Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares at their market price, and shares typically trade in blocks smaller than a Creation Unit. There is no minimum investment required. Acquiring Fund Shares may only be purchased and sold on the secondary market when the Cboe BZX is open for trading.

When buying or selling Acquiring Fund Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Authorized participants may acquire Acquiring Fund Shares directly from an Acquiring Fund, and authorized participants may tender their Acquiring Fund Shares for redemption directly to an Acquiring Fund, at NAV per share only in large blocks, or Creation Units, of 20,000 shares. Purchases and redemptions directly with an Acquiring Fund must follow an Acquiring Fund’s procedures, which are described in each Acquiring Fund’s Statement of Additional Information. The Acquiring Funds do not have exchange privileges. Additional information and specific instructions explaining how to buy shares of each Acquiring Fund are outlined in each Acquiring Fund’s Prospectus under the heading “Purchase and Sale of Fund Shares” and “How to Buy and Sell Shares.”

What are the distribution arrangements for the Target Funds and Acquiring Funds?

Target Funds

TCW Funds Distributors LLC (the “Distributor”) serves as the non-exclusive distributor of each class of the Target Funds’ shares pursuant to an Amended and Restated Distribution Agreement (the “Distribution Agreement”) with the Corporation, which is subject to the annual approval by the Board. Shares of the Target Funds are offered and sold on a continuous basis. The Distribution Agreement is terminable without penalty with 60 days’ notice, by the Board of Directors, by vote of holders of a majority of the Corporation’s shares, or by the Distributor. The Distributor receives no compensation from the Funds for distribution of the Funds’ shares except payments pursuant to the Corporation’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) as described below. The Distributor is affiliated with the Adviser.

Each Target Fund offers two classes of shares: Institutional “I” Class and Investor “N” Class. Class I shares are offered primarily for direct investment by investors and the TCW Conservative Allocation Fund. Class N shares are offered through firms which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have dealer agreements with the Distributor and other financial intermediaries. The Corporation has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (the “Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Target Fund represent an equal pro rata interest in such Target Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, subject to certain exceptions set forth in each Target Fund’s Statement of Additional Information.

The Corporation has adopted the Distribution Plan with respect to the Class N shares of each Target Fund. Under the terms of the Distribution Plan, each Target Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Target Fund attributable to its Class N shares for distribution and related services, regardless of the distribution related expenses the Distributor incurs. The Distributor makes payments to financial intermediaries under various dealer agreements for distribution and related services, as described in each Target Fund’s Statement of Additional Information. Because these fees are paid out of the Target Funds’ assets on an ongoing basis, over time these fees will increase the cost of an investor’s investment and may cost such investor more than paying other sales charges. The Distribution Plan is intended to facilitate the sale of Class N shares.

Acquired Funds

Foreside Financial Services, LLC (the “Acquiring Fund Distributor”) or its agent distributes Creation Units for the Acquiring Funds on an agency basis. The Acquiring Fund Distributor does not maintain a secondary market in shares of the Acquiring Funds.

Foreside Financial Services, LLC (the “Acquiring Fund Distributor”), serves as the distributor of Creation Units for the Acquiring Funds on an agency basis. The ETF Trust has entered into a Distribution Agreement with the Acquiring Fund Distributor (“Acquiring Fund Distribution Agreement”), under which the Acquiring Fund Distributor, as agent, reviews and approves orders by authorized participants to create and redeem Acquiring Fund shares in Creation Units. The Acquiring Fund Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA. No compensation is payable by the ETF Trust to the Acquiring Fund Distributor for distribution services. However, the Adviser has entered into an agreement with the Acquiring Fund Distributor under which it makes payments to the Acquiring Fund Distributor in consideration for its services under the Acquiring Fund Distribution Agreement. The payments made by the Adviser to the Acquiring Fund Distributor do not represent an additional expense to the ETF Trust or its shareholders.

The Acquiring Fund Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Acquiring Fund Shares. The Acquiring Fund Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an authorized participant or DTC participants as defined below.

The ETF Trust has not adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

What are other key features of the Funds?

Other Service Providers

Target Funds. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as administrator, custodian and securities lending agent for the Corporation. Chase Bank, 4 New York Plaza, New York, New York 10004 and Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260 act as limited custodians under the terms of certain repurchase and futures agreements. U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent for the Corporation. Deloitte & Touche LLP, 555 West 5th Street, Los Angeles, California 90013, serves as the independent registered public accounting firm of the Funds.

Acquiring Funds. Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, is the ETF Trust’s administrator, fund accountant, transfer agent and custodian. Cohen & Company, Ltd., located at 342 N. Water St., Suite 830, Milwaukee, WI 53202, serves as the Fund’s independent registered public accounting firm.

Fiscal Years

The fiscal/tax year end of the Target Funds is October 31. The fiscal/tax year end for the Acquiring Funds will be the same as the Target Funds.

Dividends and Distributions

Target Funds. The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Target Fund class. Dividends and distributions are paid separately for each class of Target Fund shares. Dividends from the net investment income of each Target Fund will be declared and paid annually. The Target Funds will distribute any net realized long- or short-term capital gains at least annually.

Acquiring Funds. Ordinarily, dividends from net investment income, if any, are declared and paid at least annually. The Acquiring Funds generally distribute net realized capital gains, if any, to shareholders annually. The Acquiring Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

Tax

The Target Funds and Acquired Funds intend to maintain the required level of diversification and otherwise conduct their operations so as to qualify as regulated investment companies for purposes of the Code. The Acquiring Funds, as ETFs, may present certain tax efficiencies for investors as compared to the Target Funds, as mutual funds. ETFs typically redeem their shares with in-kind distributions of assets, and they typically do not recognize capital gain on the in-kind redemption of their shares. The Acquiring Funds will typically create and redeem Creation Units on an in-kind basis, thereby minimizing each Acquiring Fund’s recognition of gain with respect to any appreciated securities it redeems in kind. In contrast, when portfolio securities are sold within a Target Fund, the sale can cause the recognition of capital gains within such Target Fund that generally would cause a taxable distribution to all of its shareholders—even if the shareholders may have an unrealized loss on their overall investment in the Target Fund. As a result, shareholders of the Acquiring Funds may pay less in taxes while they hold shares of the Acquiring Funds than they would if they held similar investments in a Target Fund. For more information about the tax implications of investments in the Funds, see each Target Fund Prospectus under the heading “Distributions and Taxes,” and each Acquiring Fund’s Statement of Additional Information under the heading “Distributions and Taxes.”

REASONS FOR THE PROPOSED REORGANIZATIONS AND target FUND BOARD DELIBERATIONS

Each Reorganization was reviewed and unanimously approved by the Target Funds’ Board of Directors (the “Target Fund Board”) at a special meeting of the Target Fund Board on January 9, 2024 (the “January Board Meeting”), with the advice and assistance of independent legal counsel to the Target Fund Board. In connection with the January Board Meeting, the Adviser provided background materials, analyses and other information to the Target Fund Board regarding, among other things, the topics discussed below, and also responded to questions raised by the Target Fund Board during the meeting. The Adviser recommended that the Board approve each Reorganization because of operational and tax advantages that each Acquiring Fund, as an ETF, would provide compared to each Target Fund, a mutual fund, including the lower overall operating expenses, potentially more efficient portfolio management, lower portfolio transaction costs and tax efficiency, the tax-free nature of each Reorganization, and the ability to retain the performance track record of each Target Fund. Other factors the Target Fund Board considered in connection with each Reorganization, based on information from the Adviser, included the ability for shareholders to redeem or exchange their shares of the Target Funds prior to the Reorganizations, the need for Target Fund shareholders to have a brokerage account, that there may be circumstances where a Target Fund shareholder may not be able to hold Acquiring Fund Shares, and that the Acquiring Funds will not issue any fractional shares.

The Target Fund Board received from the Adviser written materials containing relevant information about each Acquiring Fund and each proposed Reorganization. The Target Fund Board reviewed detailed information about: (1) the investment goal, strategies and policies of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparability of the investment goals, policies, restrictions and investments of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Reorganization expense ratio of each Acquiring Fund; (5) the costs of each Reorganization; (6) operational considerations in conjunction with effecting each Reorganization, including the consolidation of each Target Fund’s two currently outstanding share classes into a single class and the redemption of fractional shares prior to the Reorganizations and the need for a brokerage account to hold Acquiring Fund Shares; (7) the federal income tax consequences of each Reorganization to the applicable Target Fund’s shareholders; and (8) the general characteristics of the Funds.

The Target Fund Board considered the potential benefits, risks and costs of each Reorganization to shareholders of the applicable Target Fund. In approving each Reorganization, the Target Fund Board considered the following factors:

Lower Expenses. The Adviser expects that following each Reorganization, the total expense ratio of each Acquiring Fund will be lower than the expense ratio for the corresponding Target Fund’s share classes, notwithstanding that the contractual management fee rate for each Acquiring Fund is higher than the contractual advisory fee of the corresponding Target Fund. In addition, the proposed Unitary Fee for each Acquiring Fund will benefit shareholders because the Adviser will be obligated under the investment advisory agreement to pay the Acquiring Fund’s ordinary operating expenses without any increase in the Adviser’s management fee. This obligation to bear fund expenses is part of each Acquiring Fund’s investment advisory agreement with the Adviser and, therefore, cannot be changed without approval of Acquiring Fund shareholders.

Management of the Acquiring Funds. The Adviser represented that it would be able to manage each Target Fund’s investment strategies equally effectively in an ETF structure. The Target Fund Board considered that each Acquiring Fund will be a non-diversified Fund, meaning that each Acquiring Fund will generally invest a greater portion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund like the Target Funds. This means that, compared to each Target Fund, the corresponding Acquiring Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Acquiring Fund’s assets may be invested in the securities of a limited number of issuers. With respect to the Artificial Intelligence Reorganization, the TCW Artificial Intelligence ETF has a substantially similar investment objective and principal investment strategies as the TCW Artificial Intelligence Fund. With respect to the Compounders Reorganization, the TCW Compounders ETF has a similar investment objective as the TCW New America Fund, but implements this investment objective through different principal investment strategies. Among other things, the Target Fund Board observed that the TCW New America Fund currently invests, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies, whereas the TCW Compounders ETF does not have a corresponding 80% policy. The Target Fund Board observed that TCW Compounders ETF seeks to invest in companies that the Adviser believes will benefit from transformation as a result of technological innovations, market dynamics, and/or changes in client preferences, where target companies are generally chosen from US- and non-US-listed equity securities. The Target Fund Board also considered that each Acquiring Fund, unlike the Target Funds, may, as a principal investment strategy, lend securities representing up to one-third of the value of each Acquiring Fund’s total assets (including the value of any collateral received).

Risks. Many of the risks associated with owning shares of each Acquiring Fund are similar to the risks associated with owning shares of the corresponding Target Fund. However, there are certain differences in these risks, including the risks associated with each Acquiring Fund’s organization as an ETF and risks associated with differences in the investment strategies and diversification status of each Acquiring Fund as compared to the corresponding Target Fund.

Costs of the Reorganizations. The Target Fund Board considered that the Adviser will bear all of the expenses relating to each Reorganization, except that (i) each Target Fund will bear the expenses of legal counsel to the Target Fund and legal counsel to the directors of the Target Funds who are not “interested persons” of the Target Funds as defined in the 1940 Act, and (ii) each Target Fund will bear any transaction costs incurred by a Target Fund related to the disposition and acquisition of assets as part of a Reorganization. Each Target Fund is expected to bear approximately $57,000 in connection with the applicable Reorganization. The Target Fund Board considered further that if a Reorganization is not consummated, the Adviser will pay for the other costs associated with such Reorganization.

Same Portfolio Management Team. The Adviser is the investment adviser to each of the Target Funds and serves as the investment adviser to each of the Acquiring Funds and the Adviser does not anticipate that the Reorganization will result in any decline in the level of services from the level of services that historically have been provided to each Target Fund. Each Target Fund’s current portfolio management team is expected to manage the corresponding Acquiring Fund following the closing of the Reorganization.

ETFs Offer Certain Structural Advantages. The Adviser believes that converting each Target Fund into an ETF may provide certain structural advantages. The ETF structure offers potential benefits to shareholders including: (1) through the use of in-kind transactions in connection with creations and redemptions of Acquiring Fund Shares, which may contribute to lower portfolio transaction costs and greater tax efficiency; (2) less cash drag on performance because each Acquiring Fund is not required to buy back or redeem shares directly from retail shareholders and, as a result, portfolio managers do not have to maintain cash in order to provide liquidity for redemptions, and (3) more flexible trading of ETF shares because investors have the ability to buy or sell ETF shares throughout the day at the current market price.

ETF Tax Efficiency. The ETF structure presents certain tax efficiencies for investors compared to the traditional mutual fund structure. While the tax treatment of ETFs and mutual funds is the same, ETFs typically acquire securities from and deliver securities to Authorized Participants in the creation and redemption process on an in-kind basis and avoid the realization of taxable capital gains within the ETF in such transactions. Accordingly, investors in an ETF frequently are only subject to capital gains taxes on their investment in the ETF when they sell their ETF shares. In contrast, when portfolio securities are sold within a mutual fund, the sale can cause the recognition of capital gains within the mutual fund that generally would cause a taxable distribution to all shareholders of the mutual fund—even if the shareholders may have an unrealized loss on their overall mutual fund investment. As a result, shareholders of an Acquiring Fund may pay less in taxes than they would if they held similar investments in the Target Fund, although no assurances can be given in this regard.

Ability to Redeem or Exchange Shares of the Target Fund Prior to the Reorganization. Prior to the Reorganization, Target Fund shareholders who do not wish to invest in an Acquiring Fund may redeem or exchange their Target Fund shares without incurring a front-end sales charge or CDSC.

Tax-Free Nature. Each Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes. Accordingly, it is expected that shareholders of the Target Fund will recognize no gains or losses on exchanging their Target Fund shares for Acquiring Fund Shares, the Target Fund will recognize no gains or losses on the transfer of its assets to the Acquiring Fund, the Acquiring Fund will recognize no gains or loss on receipt of the assets of the Target Fund, and the Acquiring Fund will acquire the Target Fund’s assets with the same tax basis and tax holding periods such assets had in the Target Fund’s hands immediately prior to the Reorganizations.

Transparency. While actively-managed mutual funds generally provide only periodic disclosure of their complete portfolio holdings (typically quarterly on a 60-day lag), transparent active (and index) ETFs operate with full, daily transparency of their portfolio holdings. This daily transparency allows for trading participants to manage their risk and more accurately price shares in the secondary market. It also offers financial advisors and their clients an understanding of their portfolio risk each day.

Ability to Retain Performance Track Record. Each Acquiring Fund will be able to maintain the corresponding Target Fund’s performance track record, which will assist in marketing and distribution efforts. Following the Reorganization, each Target Fund would be the accounting survivor and the Acquiring Fund would assume the historical performance of the Target Fund.

Other factors the Target Fund Board considered in connection with the Reorganization included:

Target Fund Shareholders’ Need for a Brokerage Account that May Hold ETF Shares. Shareholders of each Target Fund must have a brokerage account that is permitted to hold ETF shares in order to transact in Acquiring Fund Shares. Acquiring Fund shares will be held by a transfer agent of the applicable Acquiring Fund for any Target Fund shareholder (other than those retirement plan and account shareholders identified below) who does not have an appropriate brokerage account at the time of the Reorganization; this arrangement will provide one year from the date of the Reorganization for such shareholders to establish brokerage accounts, after which the shares will be liquidated and the cash distributed to such shareholders.

There May Be Circumstances Where a Target Fund Shareholder Will Not Be Able to Hold ETF Shares. Omnibus retirement plan recordkeepers may not be able to include ETF shares on their platforms, and in such a case a retirement plan investor may be required by its retirement plan recordkeeper to redeem their Target Fund shares prior to the Reorganization.

Consolidation of Target Fund Classes Prior to Reorganization; No Fractional Shares of the Acquiring Fund. Each Target Fund’s two currently outstanding share classes will be consolidated into a single class prior to the Reorganization because each Acquiring Fund offers a single share class. In addition, each Acquiring Fund does not issue fractional shares so fractional shares of the Target Fund held by a shareholder immediately prior to the Reorganization will be redeemed at net asset value. The proceeds of this redemption will result in a cash payment to those shareholders who own fractional shares of the Target Fund, which is expected to be de minimis and likely will be a taxable event to such shareholder.

Based upon their evaluation of the relevant information presented to them, including the information and considerations described above but without identifying any single factor as all-important or controlling, and in light of their fiduciary duties under federal and state law, the Target Fund Board, including all of the Independent Directors, concluded that participation by each Target Fund in its Reorganization is in the best interests of the Target Fund, and that no dilution of value would result to the shareholders of each Target Fund from the Reorganization. The Target Fund Board unanimously approved each Reorganization at the January Board Meeting, and, on behalf of each Target Fund, unanimously recommended that shareholders of each Target Fund vote to approve each Reorganization.

Each Reorganization was also reviewed by the Acquiring Funds’ Board of Trustees, with the advice and assistance of Fund counsel and independent legal counsel to the Acquiring Funds’ Board. At a special meeting of the Acquiring Funds’ Board on January 9, 2024, the Acquiring Funds’ Board considered the Reorganization of each Target Fund into the corresponding Acquiring Fund and determined that participation by each Acquiring Fund in its Reorganization was in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

FOR THE REASONS DISCUSSED ABOVE, THE TARGET FUND BOARD,
ON BEHALF OF EACH TARGET FUND, UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH REORGANIZATION

INFORMATION ABOUT THE REORGANIZATIONS

This is only a summary of the Plan. You should read the Plan for more complete information about the Reorganizations. The Plan has been filed as an exhibit to each Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Proxy Statement is a part.

How will the Reorganizations be carried out?

If the shareholders of the Target Funds approve the Plan, the Reorganizations will be completed after various conditions are satisfied, including the preparation of certain documents. If the shareholders of a Target Fund do not approve the Plan, the Reorganization of that Target Fund will not take place. Each such Target Fund will continue to operate as it currently does, and the Target Fund Board will consider such other actions as it deems necessary or appropriate.

If the Plan is approved by the Target Funds’ shareholders, each class of shares of the Target Funds will then be converted into Class I shares (without a CDSC or other charge) prior to the Reorganizations. After such conversion, any fractional shares held by shareholders will be redeemed, and the Target Funds will distribute the redemption proceeds to those shareholders. The redemption of shareholders’ fractional shares will be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the closing date, which is scheduled to occur on or about April 15, 2024 (the “Closing Date”), but which may occur on such other date as the officers of the Target Funds and the Acquiring Funds may mutually agree, the Target Funds will transfer all of their assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Funds’ assets), to the Acquiring Funds and the Acquiring Funds will assume all liabilities of the Target Funds. In exchange, the Acquiring Funds will issue the Acquiring Fund Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Funds by the Corporation, on behalf of the Target Funds. The Corporation, on behalf of the Target Funds, will distribute to shareholders the Acquiring Fund Shares it receives. Each shareholder of a Target Fund will receive Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the applicable Target Fund (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization). The Target Funds will accept requests for redemptions only if received in proper form before the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on the day before the Closing Date. Any shares not redeemed before such time will be exchanged for Acquiring Fund Shares on the Closing Date; and, after such time, Target Fund shareholders wishing to sell their Acquiring Fund Shares must do so on an exchange using their brokerage account. The Target Funds will then terminate its existence, liquidate, and dissolve.

The obligations under the Plan are subject to various conditions, including, but not limited to:

●	each Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness thereof shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no investigation or proceeding for the issuance of such an order shall be pending or threatened on that date;

●	the shareholders of the relevant Target Fund shall have approved the Reorganization of such Target Fund; and

●	the Corporation, on behalf of the relevant Target Fund, and the ETF Trust, on behalf of each Acquiring Fund, shall have received a tax opinion described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for either Target Fund, the Acquiring Funds or their shareholders.

The Corporation, on behalf of each Target Fund, and the ETF Trust, on behalf of each Acquiring Fund, may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of each Target Fund.

Who will pay the expenses of the Reorganizations?

The estimated cost of each Reorganization is expected to be approximately $300,000. The Adviser will bear all of the expenses relating to each Reorganization, except that (i) each Target Fund will bear the expenses of legal counsel to the Target Fund and legal counsel to the directors of the Target Funds who are not “interested persons” of the Target Funds as defined in the 1940 Act, and (ii) each Target Fund will bear any transaction costs incurred by a Target Fund related to the disposition and acquisition of assets as part of a Reorganization. Each Target Fund is expected to bear approximately $57,000 in connection with the applicable Reorganization. The Adviser will bear the other costs of each Reorganization whether or not the Reorganization is consummated.

What are the capitalizations of the Funds and what might the Acquiring Funds’ capitalization be after the Reorganizations?

The following table sets forth as of December 31, 2023, the capitalizations of the Funds. The table also shows the pro forma capitalization of each Acquiring Fund as adjusted to give effect to the proposed Reorganization as of December 31, 2023 and assumes that the Reorganization is approved for the corresponding Target Fund. If a Reorganization is approved by a Target Fund’s shareholders, Class N shares of such Target Fund will be converted into Class I shares (without a CDSC or other charge) prior to the Reorganization. At the closing of the Reorganization, shareholders of each Target Fund will receive corresponding Acquiring Fund Shares (less the amount of cash in lieu of fractional shares, if any, received immediately prior to the Reorganization) based on the relative NAVs per share of the Funds on the Closing Date.

Artificial Intelligence Reorganization

	Target Fund - Class I**	Target Fund - Class N**	Acquiring Fund***	Pro Forma Adjustment	Pro Forma – Acquiring Fund after Reorganization (estimated)
Net assets ($)	27,929,464	6,244,647	N/A	(57,500)****	34,116,611
Total shares outstanding	1,246,695.25	280,203.575	N/A	(1,424.82)	1,525,474.00
Net asset value per share ($) *	22.40	22.29	N/A	N/A	22.34

Compounders Reorganization

	Target Fund - Class I**	Target Fund - Class N**	Acquiring Fund***	Pro Forma Adjustment	Pro Forma – Acquiring Fund after Reorganization (estimated)
Net assets ($)	162,675,513.52	24,991,022.95	N/A	(57,500)****	187,609,036.47
Total shares outstanding	5,440,677.581	844,762.78	N/A	(8,943.36)	6,276,497.00
Net asset value per share ($) *	29.90	29.58	N/A	N/A	29.89

*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.
**	Holders of Class I and Class N shares of the Target Fund will each receive shares of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan. The Acquiring Fund does not offer multiple share classes.
***	The Acquiring Fund is a shell fund without any shares outstanding and, therefore, no estimated capitalization is available.
****	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Target Fund.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

As a condition to closing of the Reorganizations, the Corporation, on behalf of the Target Funds, and the ETF Trust, on behalf of the Acquiring Funds, will receive an opinion of Ropes & Gray LLP to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Funds and the Acquiring Funds will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by either Target Fund upon the transfer of all its assets to the corresponding Acquiring Fund solely in exchange for shares of such Acquiring Fund and the assumption by each Acquiring Fund of all the Liabilities of the corresponding Target Fund, or upon the distribution of the shares of such Acquiring Fund to the applicable Target Fund shareholders;

●	The tax basis in the hands of each Acquiring Fund of each asset transferred from the corresponding Target Fund to such Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the corresponding Target Fund immediately prior to the transfer thereof;

●	The holding period in the hands of each Acquiring Fund of each asset transferred from the corresponding Target Fund to such Acquiring Fund in the Reorganization will include the applicable Target Fund’s holding period for such asset;

●	No gain or loss will be recognized by either Acquiring Fund upon its receipt of all the assets of the corresponding Target Fund solely in exchange for shares of such Acquiring Fund and the assumption by such Acquiring Fund of all the liabilities of the applicable Target Fund as part of the Reorganizations;

●	No gain or loss will be recognized by any Target Fund shareholders upon the exchange of their shares of either Target Fund for shares of the corresponding Acquiring Fund as part of the Reorganizations (except with respect to cash received by such Target Fund shareholders in redemption of fractional shares prior to the Reorganizations);

●	The aggregate tax basis of the shares of either Acquiring Fund each Target Fund shareholder receives in the Reorganizations will be the same as the aggregate tax basis of the shares of the corresponding Target Fund exchanged therefor;

●	Each Target Fund shareholder’s holding period for the shares of the corresponding Acquiring Fund received in the Reorganizations will include such Target Fund shareholder’s holding period for the shares of such Target Fund exchanged therefor, provided that such Target Fund shareholder held such shares of such Target Fund as capital assets on the date of the exchange; and

●	Each Acquiring Fund will succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on the Plan, certain factual certifications made by officers of the Corporation and the ETF Trust, and such other items as Ropes & Gray LLP deems necessary to render the opinion and will also be based on customary assumptions.

None of the Funds have requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganizations. See “INFORMATION ABOUT THE FUNDS.”

Assuming the Reorganizations qualify as tax-free reorganizations, as expected, each of the Acquiring Funds will succeed to the tax attributes of the corresponding Target Fund upon the closing of each Reorganizations, including any capital loss carryovers that could have been used by each Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The Reorganizations are not expected to independently result in limitations on either Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Target Fund. However, the capital loss carryforwards may subsequently become subject to an annual limitation as a result of sales of Acquiring Fund shares or other reorganization transactions in which an Acquiring Fund might engage post-Reorganization.

State and Local Tax Considerations. Shareholders should consult their tax advisors about potential state and local tax considerations as a result of the Reorganization.

INFORMATION ABOUT THE FUNDS

Information about each Target Fund and each Acquiring Fund is included in such Target Fund’s and Acquiring Fund’s Prospectus. The Prospectus of each Target Fund is incorporated by reference into and is considered a part of this Prospectus/Proxy Statement. Additional information about each Target Fund and each Acquiring Fund is included in its Statement of Additional Information. The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement and is incorporated by reference into this Prospectus/Proxy Statement. Information about the Target Funds is also included in the Target Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2023.

You may request a free copy of each Fund’s Prospectus and SAI, and the Target Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Proxy Statement, and other information by calling TCW at (877) 829-4768 or by writing to a Fund at 515 South Flower Street, Los Angeles, CA 900071.

The Corporation, on behalf of the Target Funds, and the ETF Trust, on behalf of the Acquiring Funds, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is only a discussion of certain principal differences between the governing documents for TCW Funds, Inc., a Maryland corporation, and TCW ETF Trust, a Delaware statutory trust, and is not a complete description of the Corporation’s or the Trust’s governing documents.

	TCW Funds, Inc.	TCW ETF Trust
Shareholder Liability	Neither the Charter (the “Charter”) nor the Bylaws of (the “Bylaws”) of the Corporation address shareholder liability. However, Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.	The Declaration of Trust provides that the shareholders shall not be subject to any personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the trust or any series or class. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable (solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason) for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.
Voting Rights

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and a fractional share is entitled to having a pro rata right of full shares, including, without limitation, the right to vote.

The Charter and Bylaws do not address specific items the shareholders have power to vote. However, Maryland law provides that shareholders shall elect directors and have the power to remove directors. Additionally, shareholders are entitled to vote on each matter submitted to a vote at a meeting of shareholders. Shareholders are entitled to vote on matters that require shareholder approval under the 1940 Act.

There is no cumulative voting in the election of directors.

Each whole share is entitled to one vote as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

The shareholders have the power to vote only (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any investment advisory or management contract, and (iv) with respect to such additional matters relating to the Trust as may be required by law or any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

There is no cumulative voting in the election of Trustees.

	TCW Funds, Inc.	TCW ETF Trust

On each matter submitted to a vote of shareholders, all shares of all classes or series vote as a single class or series (“Single Class Voting”), provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series applies in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes to series, then, subject to (c) below, the shares of all other classes or series vote as a single class or series; and (c) as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series are entitled to vote.

On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series, except: (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series are entitled to vote thereon. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter is voted on by such class or classes.

Shareholder Quorum; Adjournment; Required Vote

The presence in person or by proxy of the holders of one-third of the shares of stock of the Corporation entitled to vote without regard to class or series constitutes a quorum at any meeting of the shareholders, except with respect to any matter which by law requires the approval of one or more classes or series of stock, in which case the presence in person or by person or by proxy of the holders of one-third of the shares of stock of each such class of series constitutes a quorum.

Whether or not a quorum is present, a meeting of shareholders convened on the date for which it was called may be adjourned from time to time by the shareholders present in person or by proxy by a majority vote. Any business which might have been transacted at the meeting as originally noticed may be deferred and transacted at any such adjourned meeting at which a quorum shall be present. No further notice of an adjourned meeting other than by announcement shall be necessary if held on a date not more than 120 days after the original record date.

One-third of shares entitled to vote in person or by proxy constitutes quorum for the transaction of business at a shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requests that holders of any series vote as a series (or that holders of a class vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote is necessary to constitute a quorum for the transactions of business by that series (or that class).

Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the chair or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice.

	TCW Funds, Inc.	TCW ETF Trust

A majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director, except as otherwise provided in the Charter or in the Bylaws or by law.

Except when a larger vote is required by law or by any provision of the Declaration of Trust or the By-Laws, a majority of the shares voted in person or by proxy decides any questions and a plurality elects a Trustee, provided that where any provision of law or of the Declaration of Trust permits or requires that the holders of any series vote as a series (or that the holders of any class shall vote as a class), then a majority of the shares present in person or by proxy of that series (or class) or, if required by law, subject to a “majority shareholder vote,” as defined by the 1940 Act, of that series (or class), voted on the matter in person or by proxy decide the matter insofar as that series (or class) is concerned.

Trustee Power to Amend Organizational Document

The Corporation reserves the right from time to time to make any amendments of its Charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its Charter, of any of its outstanding stock by classification, reclassification or otherwise.

Maryland law provides that amendments to change the name of the corporation, change the name or other designation or the par value of any class or series of stock and the aggregate par value of the corporation shall not require shareholder action. Thus, the foregoing amendments can be approved by a majority of the entire board of directors.

Under Maryland law, the Board of Directors has the power and authority, without the approval any shareholders, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series.

The Board of Directors has the exclusive power, at any regular or special meeting thereof, to make and adopt new Bylaws, or to amend, alter or repeal any of the Bylaws of the Corporation.

The Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing (including a written consent) signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. No vote or consent of any shareholder is required for any amendment to the Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.

The Certificate of Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment is effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

The By-Laws may be amended at any meeting of the Trustees of the Trust by a majority vote or by written consent in lieu thereof.

	TCW Funds, Inc.	TCW ETF Trust
Termination of Series of Trust	Under Maryland law and the Charter, the liquidation of any particular series or class in which there are shares then outstanding may be authorized by the Board of Directors and without the vote of the shareholders. The Charter provides that any specified class or series of stock may be redeemed at the option of the corporation or of the holders of the stock and the terms and conditions of redemption, including the time and price of redemption.	The Trust or any series of shares may be terminated at any time by the Trustees for any reason they deem appropriate, without shareholder approval.
Merger, Consolidation or Transfer of Assets	To the full extent permitted by applicable law, the Corporation may, without the vote of the shares of any class or series of capital stock of the Corporation then outstanding and if so determined by the Board of Directors: (i) sell and convey the assets belonging to a class or series of capital stock to another trust or corporation that is a management investment company (as defined in the 1940 Act) and is organized under the laws of any state; or (ii) combine the assets belonging to a class or series of capital stock with the assets belonging to any one or more other classes or series of capital stock of the Corporation if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any class or series of capital stock of the Corporation participating in such combination.	The Trustees may, by vote of a majority of the Trustees, cause any series (the “Applicable Fund”) to (i) if permitted by the Delaware Act, merge or consolidate in accordance with the provisions thereof with or into, (ii) sell, convey and transfer all or substantially all of its assets to, or (iii) exchange its shares for shares of, one or more other series, whether then existing or to be established in connection with such merger, consolidation, asset sale or share exchange as provided in (i)-(iii) above. Any such merger, consolidation, asset sale or Share exchange does not require the vote of the shareholders unless such vote is required by the 1940 Act.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined above, of the outstanding shares of each Target Fund is required to approve the Reorganization for such Target Fund. Each Target Fund shareholder will be entitled to one vote for each share the Target Fund held at the close of business on the Record Date. If sufficient votes to approve the Reorganizations are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. See “Adjournment” below.

One-third of a Target Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Abstentions will be treated as votes present at the Meeting but will not be treated as votes cast at such Meeting. Thus, abstentions will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Reorganizations. There are unlikely to be any “broker non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) at the Meeting because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Meeting. If any broker non-votes are received, they will have the same effect as abstentions.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

●	By mail, with the enclosed proxy card(s);

●	At the Meeting;

●	By telephone; or

●	Online.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to a Target Fund. If you simply sign, date and return a proxy card but give no voting instructions, your shares will be voted in favor of the relevant Reorganization and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Corporation expressly revoking your proxy, by signing and forwarding to the Corporation a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Target Fund Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement. The Target Fund Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of Management.

Who is entitled to vote?

Shareholders of record of a Target Fund on the Record Date will be entitled to vote at the Meeting. The following table shows the number of shares of each class and the total number of outstanding shares of each class of each Target Fund as of the Record Date:

	Class I	Class N
TCW Artificial Intelligence Equity Fund	1,608,226.736	315,258.515
TCW New America Premier Equities Fund	5,475,408.656	843,905.793
Total	7,083,635.392	1,159,164.308

How will proxies be solicited?

EQ Fund Solutions, LLC, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $78,000 which will be borne by the Adviser. The Corporation, on behalf of the Target Funds, expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain shareholders of the Target Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Corporation believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or online, the shareholder may submit the proxy card(s) originally sent with this Prospectus/Proxy Statement or attend the Meeting.

The Corporation, on behalf of the Target Funds, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Adviser may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the Corporation or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Corporation, on behalf of the Target Funds, expects that, before the Meeting, broker-dealer firms holding shares of a Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Corporation understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan on behalf of their customers and beneficial owners.

How do I sign a proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Are there dissenters’ rights?

No, if a Reorganization is approved at the Meeting, shareholders of the relevant Target Fund will not have the right to dissent and obtain payment of the fair value of their shares. Shareholders of such Target Fund, however, will be able to redeem or exchange shares of the Target Fund at NAV (without any applicable CDSC) until the close of trading on the NYSE (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on the day before the Closing Date. After the Closing Date, shareholders may sell their shares on Cboe BZX, other national securities exchanges, electronic crossing networks and other alternative trading systems through their broker-dealer.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and directors of the Corporation, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Target Funds’ outstanding shares. As of the Record Date, the Acquiring Funds were not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Target Funds, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of any class of the Target Funds as of the Record Date, except as listed in Exhibit D to this Prospectus/Proxy Statement. Upon completion of the Reorganizations, it is expected that those persons disclosed in Exhibit D as owning 5% or more of a Target Fund’s outstanding Class I or Class N shares will no longer own in excess of 5% of the then outstanding shares of the corresponding Acquiring Fund.

SHAREHOLDER PROPOSALS

Neither the Target Funds nor the Acquiring Funds are required to hold, or intend to hold, regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of a Target Fund for the next meeting of shareholders (if any) should send a written proposal to the Corporation’s offices, 515 South Flower Street, Los Angeles, California 90071, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the Target Fund and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

ADJOURNMENT

The Meeting with respect to the Target Funds may, whether or not a quorum is present, be adjourned from time to time by the shareholders present in person or by proxy by a majority vote. Any business which might have been transacted at the meeting as originally noticed may be deferred and transacted at any such adjourned meeting at which a quorum shall be present. No further notice of an adjourned meeting other than by announcement shall be necessary if held on a date not more than 120 days after the original record date. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.

By Order of the Board of Directors of TCW Funds, Inc.,

/s/ Peter Davidson
Vice President and Assistant Secretary

February 21, 2024

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

A.	Summary of Principal Risks

B.	Fundamental and Non-Fundamental Investment Policies

C.	Financial Highlights

D.	Principal Holders of Securities of the Funds

EXHIBIT A

Summary of principal risks

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Active Ownership Risk. Active ownership can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. In the event that an affiliate of the Fund or its investment adviser is engaged in an activist campaign with respect to a portfolio company, the Fund may be foreclosed from taking certain actions with respect to that company as a result of prohibitions on engaging in joint transactions with affiliates under Section 17(d) of the 1940 Act or as a result of other regulatory or fiduciary concerns. In addition, while the Fund intends to seek select opportunities to actively engage with one or more portfolio companies, it may only be able to do so in limited circumstances where no other affiliated fund has elected to do so with respect to the same portfolio companies. The Fund intends to be focused and directed in the selection of opportunities to actively engage with its portfolio companies. However, the foregoing restrictions and priorities may limit the Fund’s ability to engage with some of those select opportunities. In addition, the Fund may also be deemed to have knowledge of material nonpublic information with respect to portfolio companies from time to time as a result of actions being contemplated by one or more of its affiliates, which may limit its ability to trade in a specific name or buy or sell a position even if it may otherwise be appropriate to do so. In the event the Fund were to engage in activism, such activities may not be successful, or even if successful, the Fund’s investment may lose value.

American Depositary Receipt (“ADR”) Risk. ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers. Securities of foreign issuers, and consequently ADRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Artificial Intelligence Related Companies Risk. (TCW Artificial Intelligence ETF only) Companies involved in, or exposed to, artificial intelligence related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an artificial intelligence company’s products or services. Artificial intelligence companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. Artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities, currencies and indexes may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. Such risks may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for shares and cause the Fund to decline in value.

ETF Structure Risks. The Fund is structured as an ETF and is subject to the special risks, including:

Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed by the Fund only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the Cboe may be halted due to market conditions or for reasons that, in the view of the Cboe, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Cboe. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. The market price of the Fund’s shares also will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. There may be times when the market price and the NAV vary significantly.

■	Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. In times of market stress, market makers may step away from their role of market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV. To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Fund’s shares, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

■	Risk of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

■	Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

■	Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.

■	Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account. When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the Cboe. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares may trade on days when foreign exchanges are close. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Additionally, the Holding Foreign Companies Accountable Act (HFCAA) could cause securities of foreign companies, including ADRs, to be delisted from U.S. stock exchanges if the companies do not allow the U.S. government to oversee the auditing of their financial information. Although the requirements of the HFCAA apply to securities of all foreign issuers, the Securities and Exchange Commission (“SEC”) has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The fund may also need to seek other markets in which to transact in such securities, which could increase the fund’s costs.

Frequent Trading Risk. (TCW Compounders ETF only) Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. As a result, frequent trading may cause higher levels of current tax liability to shareholders in a Fund. Frequent trading will lead to increased portfolio turnover and increase the total amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may reduce the Fund’s performance.

Growth Investing Risk. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. The growth investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price. Growth-oriented funds typically underperform when value investing is in favor.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, such as COVID-19, may adversely affect the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of any outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.

●	General Impact. An outbreak may result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.

●	Market Volatility. An outbreak may also result in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent the Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities may cancel or announce the suspension of dividends. An outbreak may negatively affect the credit ratings of some fixed income securities and their issuers.

●	Market Closures. Certain local markets may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading after such a closure may occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.

●	Operational Risk. An outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.

●	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world may respond to an outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. Such policies, or an unexpected or sudden reversal of such policies, or the ineffectiveness of such policies, may increase market volatility, which could adversely affect the Fund’s investments.

●	Pre-Existing Conditions. Public health crises caused by an outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.

Liquidity Risk. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments.

Furthermore, reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund’s investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to sell them at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on Fund performance. These securities may also be difficult to value, and their values may be more volatile because of liquidity risk. Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

The securities of many of the companies with small- and mid-capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to greater liquidity risk.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange or exchanges, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of Fund investments, including beyond any direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Additionally, in July 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of the London Inter-Bank Offered Rate (“LIBOR”) by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (which consists of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund.

Market and Geopolitical Events Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Fund. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Price Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. Funds that invest primarily in the equity securities of small- and/or mid-capitalization companies are generally subject to greater price volatility than mutual funds that primarily invest in large companies.

Different parts of the market and different types of securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole.

Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus on a particular sector.

Communications Services Sector Risk. (TCW Artificial Intelligence ETF only) The Fund is generally expected to invest in companies in the communications services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies. Companies in the communications services sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications (including with 5G and other technologies), product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete.

Consumer Discretionary Sector Risk. (TCW Artificial Intelligence ETF only) The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Financial Sector Risk. (TCW Compounders ETF only) Companies in the financial sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financial sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financial sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financial sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financial sector is particularly sensitive to fluctuations in interest rates. The financial sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.

Healthcare Sector Risk. (TCW Artificial Intelligence ETF only) The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.

Industrials Sector Risk. (TCW Artificial Intelligence ETF only) The Fund, through the implementation of its investment strategy, may from time to time invest a significant portion of its assets in the industrials sector. Companies in the industrials sector may be affected by the overall economic conditions as well as by factors particular to the industrial sector. Industrials companies may be significantly affected by changes in the supply of and demand for their products or services and changes in consumer sentiment and spending. Processes, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly for reasons such as rapid technological developments and frequent new product introduction. Earnings disappointments and intense worldwide competition for market share can result in sharp price declines. Other factors that could adversely impact industrials companies include changes in commodity prices, depletion of resources, claims for environmental damages or product liability, and import controls.

Real Estate Sector Risk. (TCW Artificial Intelligence ETF only) The real estate sector includes companies involved in commercial, residential and industrial real estate and includes shares of real estate investment trusts (“REITs”) and other real estate related securities. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general.

Technology Sector Risk. Companies in the technology sector can be significantly affected by rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition of the services of qualified personnel.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. In addition, to the extent loaned securities are not returned in a timely manner, the Fund may be unable to vote proxies for such securities in accordance with its proxy voting policy.

Securities Selection Risk. The specific securities held in the Fund’s investment portfolio may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of a portfolio manager’s choice of securities.

Small and Medium Capitalization Companies Risk. (TCW Artificial Intelligence ETF only) The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market prices fall more disproportionately than larger companies in response to selling pressures. In addition, small and medium sized companies may have limited markets, product lines, or financial resources and lack management experience.

Value Investing Risk. (TCW Compounders ETF only) Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. The value investment style may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price. Value-oriented funds typically underperform when growth investing is in favor.

Valuation Risk. (TCW Artificial Intelligence ETF only) Portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued. Portfolio securities may be valued using techniques other than market quotations in circumstances described under “Calculation of NAV.” This is more likely for certain types of derivatives such as swaps. The value established for a portfolio security may be different than the value that would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. The Fund may from time to time purchase an “odd lot” or smaller quantity of a security that trades at a discount to the price of a “round lot” or larger quantity preferred for trading by institutional investors. If the Fund is able to combine an odd lot purchase with an existing holding to make a round lot or larger position in the security, the Fund may be able to immediately increase the value of the security purchased, in accordance with its valuation procedures. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

EXHIBIT B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Target Funds	Acquiring Funds

The investment restrictions numbered 1 through 6 below have been adopted as fundamental policies, and the investment restrictions numbered 7 through 9 have been adopted as non-fundamental policies.

1.

No Fund may borrow money or issue any senior security except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.

No Fund may underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

3.

Except as noted below, no Fund may purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that (a) this limitation shall not apply to the Fund’s purchase of U.S. government securities; and (b) the TCW Artificial Intelligence Equity Fund will invest more than 25% of its total assets in various technology industries.

4.

No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, and may make, purchase or sell real estate mortgage loans, or purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein.

5.

No Fund may make loans except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.

Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit a Fund from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, interest rate or securities-related or foreign currency-related hedging instruments, swap agreements or other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

The Funds have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

The TCW Compounders ETF may not, as a matter of fundamental policy:

1.

Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

The Artificial Intelligence ETF will, as a matter of fundamental policy:

1.

Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) in various technology industries.

The Funds may not, as a matter of fundamental policy:

2.

Borrow money, except that (i) the Funds may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.

Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

Target Funds	Acquiring Funds

7.

Each Fund may effect short sales of securities or maintain a short position only if a Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold. Investment restriction 7 does not apply to TCW New America Premier Equities Fund.

8.

No Fund may purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures and options on futures. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

9.

No Fund may invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time at which a transaction is entered into. Accordingly, except with respect to borrowing or hypothecating assets of each Fund, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund’s net assets will not be considered a violation.

For purposes of applying the terms of investment restriction number 3, the Adviser will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, each Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Adviser. The Funds also analyze privately issued mortgage-backed securities and asset-backed securities to determine the particular industry categories that apply to those securities.

4.

Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which a Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.

Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the applicable Fund’s investment objective and policies).

6.

Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended in disposing of portfolio securities.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

The following notations are not considered to be part of the Funds’ fundamental investment policies and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to

Target Funds	Acquiring Funds

the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, 1940 Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (6) above, the 1940 Act does not prohibit the Funds from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits the Funds to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Funds to be engaged in the business of underwriting, the policy in (6) above will be interpreted not to prevent the Funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Funds may be considered to be underwriters under the Securities Act or otherwise engaged in the underwriting business to the extent permitted by applicable law.

Target Funds	Acquiring Funds

Non-Fundamental Investment Policies

The Funds have adopted non-fundamental policies not to purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits the Fund’s holdings in illiquid investments to 15% of the Fund’s net assets. The Adviser monitors the Funds’ holdings in illiquid investments, pursuant to the Liquidity Program.

The TCW Artificial Intelligence ETF has adopted a non-fundamental policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of businesses that the Adviser has identified, through annual reports, press releases and other public statements by an issuer, as well as the Adviser’s due diligence process, as using, or as having demonstrated an intent to use, predictive or generative AI in a way that is or has the potential to deliver a material improvement in the company’s financial condition.

Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules thereunder. As a matter of policy, however, the Funds will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Funds have knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

Unless otherwise indicated, all limitations under the Funds’ fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share classes of each Target Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Target Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Acquired Fund are based on the average net assets of each Fund for each of the periods listed in the tables.

The information below has been derived from the financial statements audited by Deloitte & Touche LLP, the Target Funds’ independent registered public accounting firm. Deloitte & Touche LLP’s report, along with each Target Fund’s financial statements, are incorporated by reference into each Target Fund’s SAI. The Annual Report to Target Fund shareholders (which includes the Funds’ financial statements) and SAI are incorporated by reference herein and available at no cost from the Corporation at the following toll-free number: 800 386 3829.

As of the date of this combined Prospectus/Proxy Statement, the Acquiring Funds have not commenced operations. Therefore, the Acquiring Funds do not have financial highlight information.

TCW Artificial Intelligence Equity Fund – Class I

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$14.88	$24.99	$18.31	$12.70	$11.18
Income (Loss) from Investment Operations:
Net Investment Loss	(0.04)	(0.07)	(0.11)	(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments (1)	3.67	(8.97)	6.79	5.67	1.54
Total from Investment Operations	3.63	(9.04)	6.68	5.61	1.52
Less Distributions:
Distributions from Net Realized Gain	-	(1.07)	-	-	-
Net Asset Value per Share, End of year	$18.51	$14.88	$24.99	$18.31	$12.70
Total Return	24.40%	(37.81)%	36.48%	44.17%	13.60%
Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$20,609	$7,780	$13,452	$6,826	$2,940
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.57%	1.78%	1.66%	2.81%	6.36%
After Expense Reimbursement	0.90%	0.90%	0.90%	0.90%	0.92%
Ratio of Net Investment Loss to Average Net Assets	(0.21)%	(0.38)%	(0.51)%	(0.41)%	(0.17)%
Portfolio Turnover Rate	32.46%	46.67%	87.71%	24.16%	61.09%

(1)	Computed using average shares outstanding throughout the period.

TCW Artificial Intelligence Equity Fund – Class N

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value per Share, Beginning of year	$14.82	$24.91	$18.27	$12.69	$11.17
Income (Loss) from Investment Operations:
Net Investment Loss	(0.05)	(0.09)	(0.14)	(0.08)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments (1)	3.64	(8.93)	6.78	5.66	1.55
Total from Investment Operations	3.59	(9.02)	6.64	5.58	1.52
Less Distributions:
Distributions from Net Realized Gain	-	(1.07)	-	-	-
Net Asset Value per Share, End of year	$18.41	$14.82	$24.91	$18.27	$12.69
Total Return	24.22%	(37.85)%	36.34%	43.97%	13.61%
Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$4,103	$3,194	$5,483	$3,539	$989
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.38%	2.43%	2.21%	3.83%	7.99%
After Expense Reimbursement	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of Net Investment Loss to Average Net Assets	(0.29)%	(0.48)%	(0.61)%	(0.53)%	(0.25)%
Portfolio Turnover Rate	32.46%	46.67%	87.71%	24.16%	61.09%

(1)	Computed using average shares outstanding throughout the period.

TCW New America Premier Equities Fund – Class I

	Year Ended October 31,
	2023		2022	2021		2020	2019
Net Asset Value per Share, Beginning of year	$22.06		$31.80	$22.64		$20.34	$16.27
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.06		(0.05)	0.11		0.01	0.11
Net Realized and Unrealized Gain (Loss) on Investments	3.64		(6.03)	9.05		2.48	4.18
Total from Investment Operations	3.70		(6.08)	9.16		2.49	4.29
Less Distributions:
Distributions from Net Investment Income	(0.00	)(2)	-	(0.00	)(2)	(0.10)	(0.01)
Distributions from Net Realized Gain	-		(3.66)	-		(0.09)	(0.21)
Total Distributions	(0.00	)(2)	(3.66)	(0.00	)(2)	(0.19)	(0.22)
Net Asset Value per Share, End of year	$25.76		$22.06	$31.80		$22.64	$20.34
Total Return	16.78%		(21.95)%	40.46%		12.31%	26.79%
Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$145,705		$128,086	$201,523		$153,647	$103,442
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.79%		0.81%	0.80%		0.83%	0.93%
After Expense Reimbursement	N/A		N/A	N/A		N/A	0.82%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%		(0.19)%	0.37%		0.03%	0.56%
Portfolio Turnover Rate	33.77%		52.08%	135.09%		88.08%	105.28%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

TCW New America Premier Equities Fund – Class N

	Year Ended October 31,
	2023		2022	2021		2020	2019
Net Asset Value per Share, Beginning of year	$21.87		$31.64	$22.59		$20.31	$16.27
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.00		(0.11)	0.03		(0.01)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	3.60		(6.00)	9.02		2.44	4.20
Total from Investment Operations	3.60		(6.11)	9.05		2.43	4.26
Less Distributions:
Distributions from Net Investment Income	(0.00	)(2)	-	(0.00	)(2)	(0.06)	(0.01)
Distributions from Net Realized Gain	-		(3.66)	-		(0.09)	(0.21)
Total Distributions	(0.00	)(2)	(3.66)	(0.00	)(2)	(0.15)	(0.22)
Net Asset Value per Share, End of year	$25.47		$21.87	$31.64		$22.59	$20.31
Total Return	16.47%		(22.18)%	40.07%		12.02%	26.60%
Ratios/Supplemental Data:
Net Assets, End of year (in thousands)	$21,727		$19,781	$30,348		$29,870	$52,130
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.18%		1.22%	1.20%		1.17%	1.28%
After Expense Reimbursement	1.04%		1.07%	1.09%		1.05%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.00%		(0.45)%	0.10%		(0.05)%	0.32%
Portfolio Turnover Rate	33.77%		52.08%	135.09%		88.08%	105.28%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

EXHIBIT D

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names, addresses and percent ownership of each person who, as of the Record Date to the best knowledge of the Corporation, owned 5% or more of the outstanding shares of each class of a Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Target Fund Name	Class	Shareholder	Share	Percentage of
		Name and Address	Amount	Class (%)
TCW Artificial Intelligence Equity Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,112,866.215	69.20%
TCW Artificial Intelligence Equity Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	192,958.239	12.00%
TCW Artificial Intelligence Equity Fund	N	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	226,708.616	71.91%
TCW Artificial Intelligence Equity Fund	N	VANGUARD BROKERAGE SERVICES 100 VANGUARD BLVD MALVERN PA 19355-2331	46,176.630	14.65%
TCW Artificial Intelligence Equity Fund	N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	36,857.716	11.69%
TCW New America Premier Equities Fund	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	925,123.526	16.90%
TCW New America Premier Equities Fund	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052	895,971.204	16.36%

Target Fund Name	Class	Shareholder	Share	Percentage of
		Name and Address	Amount	Class (%)
TCW New America Premier Equities Fund	I	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	709,041.926	12.95%
TCW New America Premier Equities Fund	I	BANK OF AMERICA NA FBO MFO 0128808 PO BOX 843869 DALLAS TX 75284-3869	671,861.766	12.27%
TCW New America Premier Equities Fund	I	YASMENA AL MULLA SHUWAIKH BLOCK 2 ABDULAZIZ ALOTAIBI ST HOUSE 2 SHUWAIKH KUWAIT CITY 13002 KUWAIT	349,877.107	6.39%
TCW New America Premier Equities Fund	I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	320,627.228	5.86%
TCW New America Premier Equities Fund	I	THOMAS TIPPL 601 N SALTAIR AVE LOS ANGELES CA 90049-2029	304,767.310	5.57%
TCW New America Premier Equities Fund	N	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	499,814.839	59.23%
TCW New America Premier Equities Fund	N	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	272,685.013	32.31%
TCW New America Premier Equities Fund	N	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL SC1 FL 39TH NEW YORK NY 10004-1932	47,434.024	5.62%

PART B

STATEMENT OF ADDITIONAL INFORMATION

Dated February 21, 2024

TCW ARTIFICIAL INTELLIGENCE EQUITY FUND

TCW NEW AMERICA PREMIER EQUITIES FUND

Each a series of

TCW FUNDS, INC.

515 South Flower Street

Los Angeles, CA 90071

TCW ARTIFICIAL INTELLIGENCE ETF

TCW COMPOUNDERS ETF

Each a series of

TCW ETF TRUST

515 South Flower Street

Los Angeles, CA 90071

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of each of TCW Artificial Intelligence Equity Fund and TCW New America Premier Equities Fund (each, a “Target Fund”), each a series of TCW Funds, Inc., by and in exchange for shares of the TCW Artificial Intelligence ETF and TCW Compounders ETF (each an “Acquiring Fund”), respectively.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Proxy Statement for the Acquiring Funds dated February 21, 2024 (the “Prospectus/Proxy Statement”) relating specifically to the Joint Special Meeting of Shareholders of the Target Funds to be held on March 22, 2024. You may request a free copy of the Prospectus/Proxy Statement without charge by writing to Foreside Financial Services, LLC, the principal underwriter of TCW ETF Trust, at Three Canal Plaza, Portland, Maine 04101, or by calling the toll-free number (866) 364-1383 (9 a.m. to 6 p.m. Eastern Time).

i

General Information

This SAI relates specifically to the proposed reorganization of each Target Fund into the corresponding Acquiring Fund. In connection with the Joint Special Meeting of Shareholders of the Target Funds to be held on March 22, 2024 (the “Meeting”), shareholders of each Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition of the assets of each Target Fund and the assumption of the liabilities of each Target Fund by the corresponding Acquiring Fund in exchange solely for shares of the applicable Acquiring Fund, (ii) the pro rata distribution of such shares to the shareholders of the corresponding Target Fund, and (iii) the complete liquidation and dissolution of each Target Fund (each, a “Reorganization”). Additional information regarding the proposed Reorganizations is included in the combined Prospectus/Proxy Statement relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.

Each Acquiring Fund is a newly-formed “shell” that has not yet commenced operations and has not published any annual or semi-annual shareholder reports. Each Acquiring Fund is expected to commence operations upon consummation of the Reorganizations and continue the operations of the corresponding Target Fund. Each Target Fund shall be the accounting and performance survivor in the Reorganizations, and each Acquiring Fund, as the corporate survivor in the Reorganizations, shall adopt the accounting and performance history of the corresponding Target Fund.

Attached hereto as Appendix A is the Preliminary Statement of Additional Information of each Acquiring Fund.

Supplemental Financial Information

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Funds are not included in this SAI.

A table showing the fees and expenses of each Acquiring Fund and the corresponding Target Fund and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations is included in the section titled “What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?” of the Prospectus/Proxy Statement.

The Reorganizations are not expected to result in a material change to either Target Fund’s investment portfolios due to the investment restrictions of the corresponding Acquiring Funds. Accordingly, a schedule of investments modified to show the effects of the change is not required and is not included for either Target Fund. Notwithstanding the foregoing, changes may be made to each Target Fund’s portfolio in advance of the Reorganizations and/or each Acquiring Fund’s portfolio following the Reorganizations.

There are certain differences between the valuation policies of the Target Funds and the Acquiring Funds with respect to the valuation of certain foreign equity securities. There are not other material differences between the accounting and valuation policies of the Target Funds and the Acquiring Funds.

1

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	Prospectus, dated March 1, 2023, as supplemented, of TCW Funds, Inc. (the “Corporation”), with respect to each Target Fund. SEC Accession No. 0001193125-23-053742.

2.	Statement of Additional Information, dated March 1, 2023, as supplemented, of the Corporation, with respect to each Target Fund. SEC Accession No. 0001193125-23-053742.

3.	The audited financial statements and related report of the independent public accounting firm included in the Corporation’s Annual Report to Shareholders for the fiscal year ended October 31, 2023, with respect to each Target Fund. SEC Accession No. 0001193125-24-001879.

2

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

TCW ETF TRUST

Dated March 1, 2024

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the current Prospectus (each a “Prospectus” and collectively, the “Prospectuses”) for the following series of TCW ETF Trust (formerly, the Engine No. 1 ETF Trust) (the “Trust”), as they may be supplemented from time to time:

Fund	Ticker Symbol	Listing Exchange
TCW Transform 500 ETF	VOTE	Cboe BZX Exchange, Inc. (“Cboe”)
TCW Transform Systems ETF	NETZ	Cboe
TCW Transform Supply Chain ETF	SUPP	Cboe
TCW Transform Scarcity ETF	[ ]	Cboe
TCW Artificial Intelligence ETF	[ ]	Cboe
TCW Compounders ETF	[ ]	Cboe

The Prospectus for TCW Transform 500 ETF is dated March 1, 2024.

The Prospectus for TCW Transform Systems ETF is dated March 1, 2024.

The Prospectus for TCW Transform Supply Chain ETF is dated March 1, 2024.

The Prospectus for TCW Transform Scarcity ETF is dated March 22, 2023, as revised on April 14, 2023, October 16, 2023 and October 24, 2023.

The Prospectus for TCW Artificial Intelligence ETF is dated [ ], 2024.

The Prospectus for TCW Compounders ETF is dated [ ], 2024.

The audited financial statements of TCW Transform 500 ETF, TCW Transform Systems ETF, and TCW Transform Supply Chain ETF within the Trust’s report to shareholders for the fiscal period ended October 31, 2023, the notes thereto, and the report of the Trust’s independent registered public accounting firm thereon are incorporated herein by reference to the Trust’s annual report to shareholders, which was filed with the U.S. Securities and Exchange Commission on Form N-CSR on December [ ], 2023 (Accession Number: [ ]).

The audited financial statements of TCW Artificial Intelligence Equity Fund and TCW New America Premier Equities Fund (each, a “Predecessor Mutual Fund”) within the TCW Funds, Inc.’s report to shareholders for the fiscal period ended October 31, 2023, the notes thereto, and the report of TCW Funds, Inc.’s independent registered public accounting firm thereon are incorporated herein by reference to the TCW Funds, Inc.’s annual report to shareholders, which was filed with the U.S. Securities and Exchange Commission on Form N-CSR on December [ ], 2023 (Accession Number: [ ]).

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. Copies of the Prospectuses, SAI and the Trust’s Annual Report may be obtained without charge on the Trust’s website, by writing to the Trust’s Distributor, Foreside Financial Services, LLC, at Three Canal Plaza, Portland, Maine 04101, or by calling the toll free number (866) 364-1383 (9 a.m. to 6 p.m. Eastern Time).

GENERAL DESCRIPTION OF THE TRUST

TCW ETF Trust (formerly, Engine No. 1 ETF Trust) (the “Trust”) is an open-end management investment company. The Trust currently consists of six investment portfolios, TCW Transform 500 ETF (formerly, Engine No. 1 Transform 500 ETF) (the “Transform 500 ETF”), TCW Transform Systems ETF (formerly, Engine No. 1 Transform Climate ETF) (the “Transform Systems ETF”), TCW Transform Supply Chain ETF (formerly, Engine No. 1 Transform Supply Chain ETF) (the “Transform Supply Chain ETF”), TCW Scarcity ETF (formerly, Engine No. 1 Transform Scarcity ETF) (the “Transform Scarcity ETF”), TCW Artificial Intelligence ETF (the “Artificial Intelligence ETF”) and TCW Compounders ETF (the “Compounders ETF”) (the “Funds”). The Transform 500 ETF is a diversified management investment company and the Transform Systems ETF, the Transform Supply Chain ETF, the Transform Scarcity ETF, the Artificial Intelligence ETF and the Compounders ETF are non-diversified management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was formed as a Delaware statutory trust on October 26, 2020. The shares of the Funds are referred to herein as “Shares.” TCW Investment Management Company LLC (“TCW” or the “Adviser”) acts as investment adviser to the Funds.

The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offer and issue Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on the Cboe and trade on the Cboe at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. [A Creation Unit of the Funds generally consist of 60,000 Shares for the Transform 500 ETF and [20,000] Shares for the Transform Systems ETF, the Transform Supply Chain ETF, the Transform Scarcity ETF, the Transform Artificial Intelligence ETF and the Compounders ETF,] though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with Fund cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Funds may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Cboe.

There can be no assurance that the Funds will continue to meet the requirements of the Cboe necessary to maintain the listing of Shares. The Cboe will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of each Fund under any of the following circumstances:

(1) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (2) following the initial twelve (12) month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (3) with regard to Transform 500 ETF, the value of the Underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available, or (4) such other event shall occur or condition exists that, in the opinion of the Cboe, makes further dealings on the Cboe inadvisable. The Cboe will remove the Shares of a Fund from listing and trading upon termination of the Fund.

Investment Strategies and Risks

Transform 500 ETF

The Transform 500 ETF seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Large Cap Select Index℠ (the “Underlying Index”), which measures the performance of the 500 largest U.S. stocks by market capitalization, as determined by Morningstar, Inc. The Underlying Index consists of securities from a broad range of industries. As of December 31, 2023, the Underlying Index is represented by securities of companies in sectors including, but not limited to, technology, health care, consumer, financials, industrials, energy, materials, and utilities. The components of the Underlying Index are likely to change over time and the Underlying Index and the Fund are rebalanced on a quarterly basis. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. As of December 31, 2023, the Underlying Index is not concentrated in an industry or group of industries.

The Fund seeks to encourage transformational change at the public companies within its portfolio through the application of proxy voting guidelines and dialogue with management of the portfolio companies. See “Principal Investment Risks – Activism Risk.” The proxy voting guidelines are based on a commitment to protecting and enhancing the value of its clients’ assets and to aligning shareholder and stakeholder interests through favoring actions that encourage companies to invest in their employees, communities, customers, and the environment. Generally, in applying the proxy voting guidelines and in seeking to engage in opportunities for dialogue with companies within the Fund’s portfolio, the Adviser may measure the investment made by companies in their employees, communities, customers and the environment with financial, operational, and sustainability data that are provided by (i) the companies themselves, (ii) several publicly available data sources and (iii) the Adviser itself. This data may include, but are not limited to, wages, workforce diversity, board composition, employee health and safety, carbon emissions, air pollution, and land use, among others. The Adviser will assess the data against qualitative and quantitative criteria developed by the Adviser and may compare the data against benchmarks based on industry trends. The Fund’s proxy voting guidelines, as well as the financial, operational and sustainability data included in such guidelines, will apply to all companies held by the Fund.

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index or in depositary receipts representing component securities in the Underlying Index, in accordance with Rule 35d-1 under the 1940 Act. Morningstar, Inc. is the index provider for the Underlying Index (the “Index Provider”). The Underlying Index is a free float adjusted market capitalization weighted index which consists of equity securities primarily traded in the United States. Free float adjusted means that a company’s representation within the index is based on the market value of the company’s outstanding shares that are readily available for trade on the open market and excludes shares held by certain owners, including other companies and governments. The Underlying Index targets the largest 500 U.S. stocks by market capitalization and weights them by float-adjusted market capitalization. Components of the Underlying Index are allocated across various sectors. However, the components of the Underlying Index and the sectors represented are likely to change over time. The Fund’s equity securities include common stock, equity preferred stock and real estate investment trusts (“REITs”). [As of December 31, 2023, the float market capitalizations of the companies in the Underlying Index ranged from $[ ] to $[ ], while the full market capitalizations ranged from $[ ] to $[ ]. The Underlying Index included [ ] securities as of December 31, 2023.]

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Indexing reduces the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.

The Fund employs a “full replication” methodology in seeking to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. Under normal circumstances, the Fund will hold approximately 500 securities at any one time, but may, from time to time, invest in more or less than 500 securities, as the number of securities held may vary to the extent the number of securities held by the Underlying Index changes, or the Adviser believes such variance will help the Fund to achieve its investment objective.

The Fund may also invest in depositary receipts representing securities of the Underlying Index, to the extent such depository receipts are traded on U.S. exchanges. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, relating to securities included within the Underlying Index, and on a temporary basis in cash and cash equivalents, as well as in securities not included in the Underlying Index, but which the Adviser believes will help the Fund to achieve its investment objective. The Fund does not intend to write option contracts or enter into complex swap contracts or arrangements given its index-based investment focus.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Underlying Index is a product of the Index Provider, which is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Additional information regarding the Underlying Index, including its value, is available at https://indexes.morningstar.com/.

Transform Systems ETF

The Transform Systems ETF is an actively managed exchange-traded fund (“ETF”) that seeks to invest in companies that are creating value by transforming themselves and others to meet the growing demands of climate change. Target companies are primarily those that the Adviser believes are transitioning towards more sustainable business practices, products, or services, as well as companies that are providing enabling technologies to help others transition. Target companies are generally chosen from companies included in the Morningstar® US Market Extended TR USD Index℠ but may be selected from a universe of US and non-US listed equity securities. The Morningstar® US Market Extended TR USD Index℠ measures the performance of US securities and targets 99.5% market capitalization coverage of the investable universe. It is a diversified broad market index, and does not incorporate sustainability criteria.

The key criteria by which the Adviser assesses companies for investment by the Fund, in addition to traditional operational and financial performance, is expected to include reporting and targets, progress, and positioning, including the following:

●	Companies whose leadership has recognized the importance of sustainability and has responded through climate-specific reporting and targets. This can include carbon emissions reporting as well as commitments to cutting carbon emissions by a given amount by a given date. For example, the Adviser could use records of companies that have set science-based carbon targets through the World Resources Institute in order to identify companies that are committed transforming themselves.

●	Companies whose business practices, products, and services reflect progress in slowing, preventing, and reversing climate change. This can be judged by the historical and projected carbon intensity of the business, including how capital budgets, research and development, and corporate strategy are shifting over time. For example, the Adviser could assess corporate filings and investor presentations to assess how a specific company is transforming its products, services, or operations in order to meet the demands of climate change.

●	Companies whose business model is well-adapted to the risks and opportunities that climate change presents. The Adviser may assess the degree to which climate change and the social, government, business, and investor movements to fight it will affect the growth, profitability, and risk to potential investments over time. For example, the Adviser could analyze the carbon emissions associated with a specific company to understand how a potential tax on carbon might affect the company’s profitability.

Through its disciplined, process-driven approach, the Adviser attempts to construct a portfolio of companies that are well-positioned against the risks of climate change and able to take advantage of the opportunities that climate change presents. In considering potential investments, the Adviser will generally use a proprietary framework that takes into account both fundamental analysis as well as measures a company’s positive and negative climate externalities. Externalities are the side effects or consequences of production or consumption that impact third parties and are not reflected in market prices, such as the costs of respiratory disease from burning diesel gasoline. The framework combines both top-down data across the economy (for instance, carbon emissions data from a wide range of companies), as well as bottom-up sector-by-sector and company-by-company analysis (for instance, assessing a particular company’s financial statements).

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in portfolio companies that are either poised to transform or are actively in the process of transforming to a more climate-friendly business model, (e.g., businesses that are transforming to a less carbon or resource intensive business model) or that provide goods or services that aid other businesses in effecting such a climate-friendly transformation, in accordance with Rule 35d-1 under the 1940 Act. The key criteria, as discussed above, by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

The Adviser considers sustainability factors as core to its investment process, particularly in considering the ways in which each company’s social and environmental externalities could ultimately drive financial and operational performance. The Adviser does not use sustainability ratings or rankings to exclude specific companies or sectors from investment, but instead generally uses its own proprietary analysis of each company’s externalities to make better informed decisions. The Adviser utilizes a quantitative approach to measuring companies’ externalities, based on both public information as well as a due diligence process undertaken by the Adviser with respect to potential investment that focuses on key impacts on climate including emissions, waste, land and water use, lobbying efforts and product impacts. The Adviser generally estimates externalities at companies using data from the companies themselves, and publicly available data sources for companies’ social and environmental metrics. As part of its due diligence process for prospective investments, the Adviser then assesses ways those externalities may affect company revenue and earnings projections, discount rates, terminal values, and valuations particularly through changes in regulation; customer or employee preferences; and competitive risk from innovation or disruption. For example, the Adviser may use one or multiple data sources to estimate the carbon emissions associated with a company’s products and operations and then assess how possible changes in regulations on carbon emissions, shifting demand for carbon-intensive products based on consumer preferences, and risk of disruption from lower carbon technologies created by competitors could potentially lower long-term growth assumptions, increase the discount rates the Adviser applies to that growth to account for higher risk, reduce terminal values to reflect lower terminal growth, and as a result lower assumed valuation of the company. Although the Adviser may from time to time consider any of environmental, social and governance factors, its specific focus for the Fund will be on the environmental factors most relevant to climate change.

The Fund invests in U.S.-listed equity, American Depositary Receipts (“ADRs”) and non-U.S. developed and emerging market-listed securities, which over time may vary as market and investment opportunities change. The Fund’s investments may include micro-, small-, medium- and large-capitalization companies. The Adviser expects to hold between 20-40 equities within the Fund’s portfolio.

The Fund seeks to encourage transformational change at the public companies within its portfolio through the application of proxy voting guidelines and dialogue with management of the portfolio companies. See “Principal Investment Risks – Activism Risk.” The proxy voting guidelines are based on a commitment to protecting and enhancing the value of its clients’ assets and to aligning shareholder and stakeholder interests through favoring actions that encourage companies to invest in their employees, communities, customers, and the environment. Generally, in applying the proxy voting guidelines and in seeking to engage in opportunities for dialogue with companies within the Fund’s portfolio, the Adviser may measure the investment made by companies in their employees, communities, customers and the environment with financial, operational, and sustainability data that are provided by (i) the companies themselves, (ii) several publicly available data sources and (iii) the Adviser itself. This data may include, but are not limited to, wages, workforce diversity, board composition, employee health and safety, carbon emissions, air pollution, and land use, among others. The Adviser will assess the data against qualitative and quantitative criteria developed by the Adviser and may compare the data against benchmarks based on industry trends. The Fund’s proxy voting guidelines, as well as the financial, operational and sustainability data included in such guidelines, will apply to all companies held by the Fund.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

Transform Supply Chain ETF

The Transform Supply Chain ETF is an actively managed exchange-traded fund (“ETF”) that invests in U.S.-listed equity, American depositary receipt (“ADR”) securities, and non-U.S. developed and emerging market-listed securities, which over time may vary as market and investment opportunities change. The Fund may also enter into currency-related spot transactions when it transacts in equities denominated in foreign currencies or invest in certain derivative instruments, such as currency futures or forwards that will help the Adviser manage risk associated with foreign currency exposure, if any, or futures contracts. The Fund’s investments may include micro-, small-, medium- and large-capitalization equities of companies. The Adviser expects to hold between 20-40 equities within the Fund’s portfolio.

The Adviser expects to invest in the equities of companies that it deems are creating value through supply chain transformation. A supply chain is defined as a network between a company and its suppliers to produce and distribute a specific product to the final buyer. According to the Adviser, companies are transforming their own or others’ supply chains by reshoring manufacturing jobs (i.e., bringing jobs closer to point of sale, stabilizing manufacturing capacity, reducing disruption and geopolitical risks, enhancing sourcing transparency and increasing emissions and environmental impact standards), automating and/or innovating business operations (i.e., offsetting labor cost disadvantage of high-cost countries by boosting output per worker, streamlining business operations to drive lower costs, and improving labor conditions for workers), or through transportation enablement (i.e., providing manufacturers with reliable and affordable access to raw materials, while also facilitating movement of finished goods to end market). Portfolio companies are primarily those that the Adviser believes are creating value or minimizing risks as it relates to their supply chains or the supply chains of others. Companies are from no one particular industry; instead, they are from a broad range of industries such as factory automation, transportation providers, industrial goods and services, alternative energy, semiconductors and semiconductor capital equipment, materials, or waste management & recycling.

Companies are generally chosen from the Morningstar® US Market Extended TR USD Index℠ but may be selected from a universe of U.S. and non-U.S. listed equity securities that span across sectors, including but not limited to consumer discretionary, industrials, materials, and technology. The Morningstar® US Market Extended TR USD Index℠ is a broad-based free-float market capitalization weighted index comprised of U.S. large, mid, and small capitalization equity securities that span all sectors of the U.S. economy. It does not incorporate environmental, social and governance criteria into its methodology, nor is it an index comprised of equities of companies that could be considered as aiding the supply chain.

When selecting equities of companies for the portfolio, the Adviser will assess a company’s strategy and financial performance by doing things such as attending company earnings calls, interviewing management, visiting company headquarters and manufacturing plants, reviewing company reports such as Form 10-K’s, financial statements (i.e., balance sheet, income statement, and statement of cash flows), publicly available and sell-side research and performing fundamental financial analyses such as company financial modeling and ratio analysis. For example, the Fund may invest in the equities of companies that have better long-term financial stability and profitability relative to peers (using metrics such as net sales revenue, EBITDA (earnings before interest, taxes, depreciation and amortization), profit margin, or market share) as a result of their supply chain strategy. The Adviser also expects to include, as part of its company assessments, additional company reporting, targets, progress, and strategic positioning, such as:

Companies whose leadership has made it a strategic business focus, made changes to its business operations, or made commitments that address sustainability factors specific to supply chain instability & insecurity such as:

●	Creating manufacturing jobs closer to distribution centers in North America;

●	Having business practices with lower environmental impact; or

●	Diversifying its supplier sources to reduce minimize disruptions.

These can include reporting on targets and progress through various sources, such as regulatory filings, annual reports, or shareholder meetings, related to:

●	Plans to build new manufacturing plants and the number of jobs created. For example, the Adviser may use records of companies that have set quantifiable job creation targets using corporate reporting, regulatory reporting, or press releases to identify companies that are committed to creating jobs in North America through changes in their supply chains.

●	Carbon emissions reporting as well as progress toward cutting carbon emissions by a given amount by a given date. For example, a company may report lowering its carbon emissions broadly, or more specifically through its use of carbon credits.

●	Companies whose products or services reflect supporting, progressing, or reducing supply chain disruptions, creating jobs, or minimizing their environmental impact, by executing on their commitments to transform their supply chains. For example, this may be judged by the historical and projected number of supply chain disruptions and their economic impacts, the number of jobs created or carbon intensity of the business, including how capital budgets, research and development, and corporate strategy are shifting over time. The Adviser may assess corporate filings, regulatory filings, and investor presentations to assess how a specific company is transforming its products, services, or operations.

●	Companies whose business model is well-adapted to the risks and opportunities that changes in geopolitics, international trade, government regulation and localizing supply chains present. For example, the Adviser may assess the degree to which changes to supply chains will affect the market share growth, profitability, and risk to potential investments over time. For example, the Adviser may analyze the changes in the location of manufacturing relative to distribution and compare labor costs (including opportunity costs associated with supply chain disruptions), associated with a specific company’s business model, to understand how those changes affect the company’s profitability.

The Adviser considers sustainability factors noted above as core to its investment process, particularly in considering the ways in which each company’s supply chain could ultimately drive financial and operational performance. The Adviser does not use sustainability ratings or rankings to exclude specific companies or sectors from investment, but instead will generally enhance fundamental analysis with its own proprietary analysis of each company’s focus on its supply chain to make better informed decisions about the company’s long-term valuation and sustainability. The Adviser may utilize a quantitative and/or a qualitative approach to measuring the effects of company supply chains, based on both public information as well as a due diligence process (noted above) undertaken by the Adviser with respect to potential investments that focuses on key impacts on supply chains, including greater supply chain stability and security, job creation and lower environmental impact. The Adviser generally estimates these effects at companies using data from the companies themselves, and publicly available data sources for companies’ social and environmental metrics.

As part of its due diligence process for prospective and ongoing investments, the Adviser then assesses the ways those decisions may affect company revenue and earnings projections, discount rates, terminal values (i.e., the calculated rate at which it is assumed its cash flows will grow at forever), and valuations particularly through changes in regulation; customer or employee preferences; and competitive risk from innovation or disruption. For example, the Adviser may use one or multiple data sources to estimate supply chain stability and security, job creation and lower environmental impact, associated with a company’s products and services and then assess how possible changes in trade policy, regulations within various industries are shifting demand for certain products and services based on consumer preferences. The Adviser may then estimate the risk of disruption from more innovative or more cost effectively produced products and services created by competitors, including how such developments could potentially lower long-term growth assumptions, increase the discount rates the Adviser applies to that growth to account for higher risk, reduce terminal values to reflect lower terminal growth, and as a result lower assumed valuation of the company.

These criteria by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

In furtherance of its investment objective, the Fund seeks to encourage transformational change at the public companies within its portfolio through the application of proxy voting guidelines and dialogue with management of the portfolio companies. See “Principal Investment Risks – Activism Risk.” The proxy voting guidelines are based on a commitment to protecting and enhancing the value of the Fund’s assets and to aligning shareholder and stakeholder interests through favoring actions that encourage companies to invest in their employees, communities, customers, and the environment.

In applying the proxy voting guidelines and in seeking to engage in opportunities for dialogue with companies within the Fund’s portfolio, the Adviser may measure the investment made by companies in their employees, communities, customers and the environment with financial, operational, and sustainability data that are provided by (i) the companies themselves, (ii) several publicly available data sources and (iii) the Adviser itself. This data may include, but are not limited to, wages, workforce diversity, board composition, employee health and safety, carbon emissions, air pollution, and land use, among others. The Adviser will assess the data against qualitative and quantitative criteria developed by the Adviser and may compare the data against benchmarks based on industry trends. The Fund’s proxy voting guidelines, as well as the financial, operational and sustainability data included in such guidelines, will apply to all companies held by the Fund.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

Transform Scarcity ETF

The Transform Scarcity ETF is an actively managed exchange-traded fund (“ETF”) that invests in U.S.-listed equity, American depositary receipt (“ADR”) securities, and non-U.S. developed and emerging market-listed securities, which may vary over the span of a full market cycle as market and investment opportunities change. The Fund’s investments may include micro-, small-, medium- and large-capitalization equities of companies.

The Adviser expects to invest in the equities of companies that it believes are creating value through scarce resource transformation. A scarce resource is defined as a commodity, good or service for which the availability of supply is not sufficient or reliable enough to meet current and / or long-term demand. Portfolio companies are primarily those that the Adviser believes are addressing current or future resource scarcity through their business strategies. Such companies are transforming their own or others’ use of scarce resources within their products, services, or business operations, relying on more sustainable alternatives (i.e., those that the Adviser believes have greater prospects of being able to meet demand over time), innovating renewable technologies or creating more efficient processes that recycle, reuse or regenerate. Companies are generally in four broad categories including but not limited to:

●	Food & Agriculture (e.g., how food is: farmed / harvested, engineered & produced, packaged or distributed);

●	Water (e.g., how water is: desalinated, treated / purified, monitored & managed, stored, distributed or recycled);

●	Land (e.g., how metals are extracted / mined, air is cleaned, including through carbon sequestration, metals & batteries are recycled, timber is managed & forests are reforested); or

●	People (e.g., how people: are educated, trained for new skills, made more productive, receive fertility & reproductive services, receive infertility technology).

Companies are from no one particular industry; instead, they are drawn from a broad range of industries such as chemicals, industrials, infrastructure, technology, materials, life sciences, alternative energy, semiconductors, waste management & recycling, capital goods & machinery, consumer products/paper & packaging, farming/agriculture, metals & mining, biotech, healthcare services, oceantech, and utilities, although certain of these industries may not be represented at all times, and the industries represented may change over time.

Companies are generally chosen from the Morningstar® US Market Extended TR USD Index℠ but may be selected from a universe of US and non-US listed equity securities and will generally span across sectors, including but not limited to consumer discretionary, industrials, materials, technology, and utilities. The Morningstar® US Market Extended TR USD Index℠ is a broad-based free-float market capitalization weighted index comprised of U.S. large, mid, and small capitalization equity securities that span all sectors of the U.S. economy. It does not incorporate environmental, social and governance criteria into its methodology, nor is it an index comprised solely of equities of companies that could be considered as addressing resource scarcity. The Adviser expects to hold between 20-40 equities within the Fund’s portfolio. The Fund may also enter into currency-related spot transactions when it transacts in equities denominated in foreign currencies or may invest in certain derivative instruments, such as currency futures or forwards that will help the Adviser manage risk associated with foreign currency exposure, if any, or futures contracts.

When selecting equities of companies for the portfolio, the Adviser will assess a company’s strategy and financial performance by doing things such as attending company earnings calls, interviewing management, visiting company headquarters and manufacturing plants, reviewing company reports such as Form 10-K’s, financial statements (i.e., balance sheet, income statement, and statement of cash flows), publicly available and sell-side research and performing fundamental financial analyses such as company financial modeling and ratio analysis. For example, the Fund may invest in the equities of companies that have better long-term financial stability and profitability relative to industry peers or those that provide similar products or services (using metrics such as revenue, EBITDA (earnings before interest, taxes, depreciation and amortization), profit margin, or market share) as a result of their resource scarcity strategy. The Adviser also expects to include, as part of its company assessments, additional company reporting, targets, progress, and strategic positioning, such as:

Companies whose leadership has made it a strategic business focus, made changes to its business operations, or made commitments that address sustainability factors specific to resource scarcity such as:

●	Creating products or services that specifically address resource scarcity;

●	Creating technology innovations which enable increased capacity, productivity, and scalability, thereby reducing reliance on scarce resources; or

●	Incorporating circular economy principles within its business model, which is defined as systems that minimize or eliminate waste, maximize recycling & reuse and regenerate nature.

These will typically include reporting on targets and progress through various sources, such as regulatory filings, annual reports, or shareholder meetings, related to:

●	New technology innovations that increase use of alternatives to scarce resources used in end products, create substitutes to existing end products using sustainable alternatives, or improve manufacturing processes related to production, thereby reducing the demand for scarce resources. For example, the Adviser may seek to invest in companies that have set quantifiable targets to use sustainable pulp sources for paper and packaging, and may use corporate reporting, regulatory reporting, or press releases to identify companies that are innovating to find better alternatives.

●	Carbon emissions reporting as well as progress toward cutting carbon emissions by a given amount by a given date. For example, a company may report lowering its carbon emissions broadly, or more specifically through its use of carbon credits.

●	Companies whose products or services reflect supporting, progressing, or reducing reliance on scarce resources, thereby minimizing their environmental impact, by executing on their commitments to transform their use of scarce resources. For example, this may be judged by the historical and projected number/amount of scarce resources used and their projected economic impacts, or the carbon intensity of the business, including how capital budgets, research and development, and corporate strategy are shifting over time. The Adviser expects to assess sources such as corporate filings, regulatory filings, and investor presentations to assess how a specific company is transforming its products, services, or operations or enabling others.

●	Companies whose business model is well-adapted to the risks and opportunities that changes in geopolitics, international trade, and government regulation present, assessed based on factors such as the degree to which changes to resource scarcity will affect the market share, growth, profitability, and risk to potential investments over time. Analyzing the changes in a company’s use of fresh versus recycled water used for business operations and comparing costs associated with a specific company’s business model to understand how those changes affect the company’s profitability would be an example of such an assessment.

The Adviser considers sustainability factors noted above as core to its investment process, particularly in considering the ways in which each company’s approach to resource scarcity could ultimately drive financial and operational performance. The Adviser does not use sustainability ratings or rankings to exclude specific companies or sectors from investment, but instead will generally perform fundamental analysis that includes its own proprietary analysis of each company’s focus on scarce resources to make decisions about the company’s long-term valuation and sustainability. The Adviser utilizes a quantitative and qualitative approach to measuring the effects of a company’s use of or approach to addressing scarce resources, based on both public information as well as the company assessment process (noted above) undertaken by the Adviser with respect to potential investments that focuses on key impacts regarding scarce resources. The Adviser generally estimates these effects at companies using data from the companies themselves, and publicly available data sources (e.g., Bloomberg, Economic Policy Institute, Environmental Protection Agency (EPA), International Council on Clean Transportation (ICCT), Federal Reserve Economic Data, MIT Living Wage Calculator, US Department of Agriculture (USDA), U.S. Bureau of Labor Statistics, U.S. Department of Transportation, U.S. Energy Information Administration) for companies’ social and environmental metrics.

As part of its due diligence process for prospective and ongoing investments, the Adviser then typically assesses the ways a company’s use of or approach to addressing scarce resources affects company revenue and earnings projections, discount rates, terminal values (i.e., the calculated rate at which it is assumed its cash flows will grow forever), and valuations, particularly through changes in regulation; customer or employee preferences; and competitive risk from innovation or disruption. For example, the Adviser may use one or multiple data sources (e.g., those listed above) to estimate the stability, security, and environmental impact associated with a company’s products and services and then assess how possible changes in trade policy or regulations within various industries are shifting demand for certain products and services based on consumer preferences. The Adviser may then estimate the risk of disruption from more innovative or more cost effectively produced products and services created by competitors, including how such developments could potentially lower long-term growth assumptions, increase the discount rates the Adviser applies to that growth to account for higher risk, reduce terminal values to reflect lower terminal growth, and as a result lower assumed valuation of the company.

These criteria by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

In furtherance of its investment objective, the Fund seeks to use shareholder activism to encourage accountability, change acceleration or transformational change at the public companies within its portfolio specifically through the application of proxy voting guidelines and dialogue with management of the portfolio companies. See “Principal Investment Risks – Activism Risk.” The proxy voting guidelines are based on a commitment to protecting and enhancing the value of the Fund’s assets and driving increased transparency and accountability to align shareholder and stakeholder interests through favoring actions that encourage companies to invest in their employees, communities, customers, and the environment.

Generally, in applying the proxy voting guidelines and in seeking to engage in dialogue with companies within the Fund’s portfolio, the Adviser may measure the investment made by companies in their employees, communities, customers and the environment using financial, operational, and sustainability data provided by (i) the companies themselves, (ii) several publicly available data sources and/or (iii) the Adviser itself. This data may include, but is not limited to, wages, workforce diversity, board composition, employee health and safety, carbon emissions, air pollution, and land use, among others. The Adviser will assess the data against qualitative and quantitative criteria developed by the Adviser and may compare the data against benchmarks based on industry trends. The Fund’s proxy voting guidelines, as well as the financial, operational and sustainability data included in such guidelines, will apply to all companies held by the Fund.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

Artificial Intelligence ETF

The Artificial Intelligence ETF is an actively managed exchange-traded fund (“ETF”) that seeks to invest in the companies that the Adviser believes will benefit from the artificial intelligence, or “AI,” transformation. The public launch in 2022 of ChatGPT has transformed how people think about and use AI in all facets of their businesses, whether with new generative AI or rapidly-advancing predictive AI. The development and proliferation of more capable AI systems are expected to revolutionize all sectors of the economy. The businesses at the forefront of this transformation have the opportunity to create long-term value for investors. The Adviser expects the Fund portfolio will include companies that are using AI to transform their businesses, enabling others to do so, or providing technologies on which AI systems are built. The Fund aims to actively capture returns from companies focused on predictive or generative AI, including foundational technology, AI systems, and AI adopters. The Fund seeks out investment in companies who are using AI to widen a competitive moat, increase their growth rate, improve their margin structure, or enhance their capital allocation.

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of businesses that the Adviser believes are benefitting from or have the potential to benefit from advances in the use of artificial intelligence, in accordance with Rule 35d-1 under the 1940 Act. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Artificial intelligence refers to the development or use by a business of computer systems that perform tasks previously requiring human intelligence such as decision-making or audio or visual identification or perception. The Fund invests primarily, but not exclusively, in issuers that are characterized as “growth companies” according to criteria established by the Adviser, which may include attributes such as an expected growth cycle, accelerating earnings or cash flow, and general growth of a business sector. Bottom-up fundamental research that focuses on the individual attributes of a company, such as its financial characteristics, is used to identify these companies, as well as both qualitative and quantitative screening criteria to supplement the fundamental research.

Furthermore, the Adviser uses a highly focused approach, which seeks to achieve superior long-term returns over a full market cycle by owning shares of companies that the Adviser believes to have strong, disruptive and enduring business models and inherent advantages over their competitors.

Target companies are generally chosen from US- and non-US-listed equity securities. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); equity securities of specialized real estate investment trusts (“REITs”); and other securities with equity characteristics.

The Fund typically invests in companies with market capitalizations of at least $300 million at the time of acquisition. The Fund typically invests in a portfolio of 25 to 60 companies. In considering potential investments, the Adviser will generally use a proprietary framework which includes fundamental analysis (such as company financial modeling and valuation analysis), combined with quantitative and thematic data, such as those that account for companies’ potential to grow or otherwise materially benefit partly as a result of their development or use of artificial intelligence. The Fund will take an active management approach in responding to continued developments in AI and the tools powering AI products. The key criteria, as discussed herein, by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

The Adviser evaluates financially material environmental, social, governance, and other risk factors to assess a company’s value and its exposure to potential risks and opportunities. This analysis may be incorporated into various aspects of the investment process; however, this does not imply that these factors are the sole or primary determinants of investment decisions.

Engagement and active ownership are integral components of the Adviser’s research and investment process. The Adviser’s approach to engagement and active ownership encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all the Fund’s investments. Proxy voting is primarily relevant to public equities. For further information related to the Adviser’s engagement and active ownership practices, please see the Summary of the Adviser’s Global Proxy Voting Policy in the Statement of Additional Information.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the Adviser believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company change negatively or the original thesis was flawed or has been damaged, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target or the investment thesis has been exhausted or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

Compounders ETF

The Compounders ETF is an actively managed exchange-traded fund (“ETF”) that seeks to invest in the companies that the Adviser believes will benefit from transformation as a result of technological innovations, market dynamics, and/or changes in client preferences. The Fund aims to actively capture returns from companies that show long-term growth, quality, and durability characteristics as a result of such economic transformation or play a central role of enabling other companies to do the same.

Target companies are generally chosen from US- and non-US-listed equity securities. Equity securities include common and preferred stock; rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ; American Depository Receipts (ADRs); and other securities with equity characteristics.

The Fund typically invests a portion of its assets in securities or other financial instruments issued by companies in the financial services sector, including, without limitation, the banking, brokerage and insurance and financial exchange and data industries. Although the Fund emphasizes investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size. The Adviser expects to hold between 20-40 equities within the Fund’s portfolio.

In considering potential investments, the Adviser will generally use a proprietary framework which includes fundamental analysis (such as company financial modeling and valuation analysis), combined with quantitative and thematic data, such as those that account for technological innovations, market dynamics, and changes in client preferences, to identify companies with competitive advantages that the Adviser believes attractively valued. The Fund will take an active management approach in responding to the complexities and developments of economic transformation. The key criteria, as discussed herein, by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

The Adviser evaluates financially material environmental, social, governance, and other risk factors to assess a company’s value and its exposure to potential risks and opportunities. This analysis may be incorporated into various aspects of the investment process; however, this does not imply that these factors are the sole or primary determinants of investment decisions.

Engagement and active ownership are integral components of the Adviser’s research and investment process. The Adviser’s approach to engagement and active ownership encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all the Fund’s investments. Proxy voting is primarily relevant to public equities. For further information related to the Adviser’s engagement and active ownership practices, please see the Summary of the Adviser’s Global Proxy Voting Policy in the Statement of Additional Information.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the Adviser believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company change negatively or the original thesis was flawed or has been damaged, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target or the investment thesis has been exhausted or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

General Considerations and Risks

An investment in the Funds should be made with an understanding that the value of the Funds’ portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors. While TCW may seek an active ownership approach, such activities may not be successful or, even if successful, a Fund may incur additional costs, or its investment may still lose value. In addition, while TCW intends to seek opportunities to employ its active ownership beliefs, restrictions, corporate policies, regulatory and fiduciary concerns may limit the nature and extent of engagement under certain circumstances and such activities may not be successful.

A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval. However, while the Transform 500 ETF is classified as “diversified,” under applicable no-action relief from the SEC staff, the Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index and such a change does not require shareholder approval.

A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The Transform Systems ETF, the Transform Supply Chain ETF, the Transform Scarcity ETF, the Artificial Intelligence ETF and the Compounders ETF are classified as “non-diversified.”

The Funds intend to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for corporate-level U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its respective investment objectives.

In the event that the securities in the Underlying Index, in the case of the Transform 500 ETF, and in the event that the securities purchased by the Fund, in the case of the Transform Systems ETF, the Transform Supply Chain ETF, the Transform Scarcity ETF, Artificial Intelligence ETF and Compounders ETF are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Pursuant to a notice of eligibility filed with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder neither the Funds nor the Adviser are subject to registration or regulation as a commodity pool or CPO under the CEA. If the Funds become subject to these requirements, as well as related NFA rules, the Funds may incur additional compliance and other expenses.

Information Regarding Risks

The following is a summary of risks associated with the various investment instruments available to the Funds and the Underlying Index. Each Fund’s principal investment strategies and principal risks are described in its Prospectus. However, as discussed above, the Funds are permitted to invest in certain types of instruments and strategies, and to employ techniques, other than those described in their principal investment strategies. The Funds are thus subject to the risks associated with these instruments, strategies and techniques.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. One or more of the following risks may be associated with an investment in a Fund at any time:

Activism

An activist investor uses an equity stake in a corporation to put public pressure on a company’s management team and board in order to achieve certain objectives such as the increase of shareholder value through changes in corporate policy or financing structure, or reduction of expenses. Shareholder activism can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. In the event that an affiliate of the Fund or its investment adviser is engaged in an activist campaign with respect to a portfolio company, the Fund may be foreclosed from taking certain actions with respect to that company as a result of prohibitions on engaging in joint transactions with affiliates under Section 17(d) under the 1940 Act. In addition, the Fund may also be deemed to have knowledge of material non-public information with respect to certain companies in its portfolio from time to time as a result of actions being contemplated by one or more of its affiliates, which may limit its ability to trade in a specific name or buy or sell a position even if it may otherwise be appropriate to do so. In the event the Fund were to engage in activism, such activities may not be successful, or even if successful, the Fund’s investment may lose value. Engaging in activism may also cause the Fund to incur additional expenses that a passive investment fund may not experience. The Trust has adopted policies and procedures designed to prevent violations of applicable laws and regulations in circumstances when a Fund jointly participates with an affiliate in active engagement opportunities, litigation and/or non-negotiated private investments.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Prospectus) may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Funds may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. Each Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce its debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, each Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund and complies with the provisions of Rule 18f-4 under the1940 Act with respect to such transactions.

Concentration of Investments

The Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Funds’ investments more than the market as a whole, to the extent that the Funds’ investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Shares are subject to the risks of an investment in a portfolio of equity securities in an industry or group of industries in which each Fund invests.

Currency Forwards

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements. Eventually some but not all forward contracts will be centrally-cleared and exchange traded.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

Custody Risk

Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

Cyber Security

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds are susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ websites. In addition, Authorized Participants could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Funds’ net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such securities to lose value.

Depositary Receipts

To the extent the Funds invest in stocks of foreign corporations, the Funds’ investments in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Funds may invest in unsponsored depositary receipts. For the Transform 500 ETF, the use of a depositary receipt may increase tracking error relative to the applicable Underlying Index if the Underlying Index includes the foreign security instead of the depositary receipt. The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Derivatives

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. The Funds’ use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if the Fund invested directly in the underlying securities. The Funds comply with the requirements of Rule 18f-4 under the 1940 Act, which treats certain derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Emerging Markets

Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investments in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political and social instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

A Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Equity Securities

An investment in the Funds should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Fluctuation of Net Asset Value

The NAV of each Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Cboe. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of the Fund.

For the Transform 500 ETF, price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of the Fund’s Underlying Index trading individually or in the aggregate at any point in time.

Foreign Securities

Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. These risks include market fluctuations caused by such factors as economic and political developments and changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Funds may involve certain risks and considerations not typically associated with investing in a Fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Futures and Options

Futures contracts and options may from time to time be used by the Fund to facilitate trading or reduce transaction costs, or, for the Transform 500 ETF, to simulate investment in its Underlying Index. The Funds may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. The Funds will not use futures or options for speculative purposes.

Risk of Futures and Options

There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Funds plan to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Funds have insufficient cash, they may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

There is a risk of loss by the Funds of the initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market, with which the Fund has an open position in a futures contract. The assets of the Funds may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Funds are also subject to the risk that the FCM could use the applicable Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Utilization of futures and options on futures by the Transform 500 ETF involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. For both Funds, there is also the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin.

Futures

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific asset, currency, rate or index at a specified future time and at a specified price. Stock index futures are based on investments that reflect the market value of common stock of the firms included in an underlying index. The Funds may enter into futures contracts to purchase securities indexes when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through the FCM. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when it buys or sells futures contracts.

Upon entering into a futures contract, each Fund will be required to deliver to an account controlled by the FCM an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the FCM will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”

At any time prior to the expiration of a futures contract, the applicable Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Options

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option becomes contractually obligated to take the opposite futures position specified in the option.

Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV per Share of the Funds.

The Funds may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

The Funds’ use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk each Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the writer were required to take such a position, it could bear substantial losses. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

U.S. Federal Tax Treatment of Futures Contracts

The Funds may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts or options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts or options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Funds may be required to defer the recognition of losses on futures contracts or options contracts to the extent of any unrecognized gains on related positions held by the Funds.

In order for the Funds to continue to qualify for U.S. federal income tax treatment as a “regulated investment company” under Section 851 of the Code, at least 90% of each Fund’s gross income for a taxable year must be derived from qualifying sources, including, dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to each Fund’s business of investing in securities.

The Funds intend to distribute to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of each Fund’s fiscal year) on futures transactions and certain options contracts. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments, and shareholders are advised on the nature of the distributions.

Illiquid Investments

Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 of the 1940 Act. Each Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of a Fund to dispose of illiquid or not readily marketable investments at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv), will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

Investment Companies

Each Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4. Pursuant to Section 12(d)(1), each Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, a Fund may invest its assets in securities of investment companies in excess of the limits discussed above. Rule 12d1-4 permits a registered investment company or a business development company (“BDC”) to acquire the securities of any other registered investment company or BDC in an amount that exceeds the limits set forth in Section 12(d)(1), subject to compliance with certain conditions.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, a Fund may invest in different types of investment companies from time to time, including BDCs. BDCs generally focus on investing in the debt and equity of U.S.-based non-public operating companies, as well as U.S-based public companies with market capitalizations of less than $250 million. A BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, a fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, a Fund’s fees and expenses if it invests in a BDC may be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of a Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of a Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule 12d1-4.

Issuer Risk

Fund performance depends on the performance of individual securities to which a Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Companies

Stock prices of large capitalization companies may be less volatile than those of small- and mid-capitalization companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, and thus, returns on investments in securities of large companies could trail, the returns on investments in securities of small- and mid-sized companies.

Market Risk

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Micro-Capitalization Companies

Micro-capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. Micro-capitalization common stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on larger cap companies.

Small- and Mid-Capitalization Companies

Stock prices of small- and mid-capitalization companies may be more volatile than those of large capitalization companies and, therefore, a Fund’s Share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small- and mid- capitalization companies are also more vulnerable than those of large capitalization companies to adverse business or economic developments, and the stocks of small- and mid-capitalization companies may be less liquid, making it more difficult for the Funds to buy and sell them. In addition, small- and mid-capitalization companies generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

National Closed Market Trading Risk

To the extent that the underlying securities held by a Fund trade on foreign exchanges that may be closed when the securities exchange on which a Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to a Fund’s NAV that may be greater than those experienced by other ETFs.

Non-Diversification

The Transform Systems ETF, the Transform Supply Chain ETF, the Transform Scarcity ETF, the Artificial Intelligence ETF and the Compounders ETF are classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Code, with respect to the Fund’s qualification as a RIC under the Code. In particular, as the Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other issuers in the Fund’s portfolio.

Although the Transform Systems ETF, the Transform Supply Chain ETF, the Transform Scarcity ETF, the Artificial Intelligence ETF and the Compounders ETF are non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC under the Code. Compliance with the diversification requirements of the Code may severely limit the investment flexibility of the Fund and may make it less likely that the Fund will meet their investment objectives. To qualify as a RIC under the Code, the Fund must, among other requirements described below in “Taxes”, meet certain diversification requirements. In particular, at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. See “Taxes” in this SAI for further discussion.

Operational Risk

Each Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Funds seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Repurchase Agreements

A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSROs”), or, if unrated, determined to be of comparable quality by the Adviser. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that the Funds could not hold directly without the repurchase obligation.

Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities that are rated in the highest two short-term credit rating categories by at least one NRSRO or, if unrated, deemed by the Adviser to be of equivalent quality.

Repurchase agreements pose certain risks for a Fund if it utilizes them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of Fund’s assets. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.

Sector Risk

Sector risk is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market.

Basic Materials Sector Risk

Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Communications Services Sector Risk

The Funds are generally expected to invest in companies in the communications services sector, and therefore the performance of the Funds could be negatively impacted by events affecting this sector. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies. Companies in the communications services sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications (including with 5G and other technologies), product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete.

Consumer Discretionary Sector Risk

To the extent that the consumer discretionary sector continues to represent a significant portion of the Underlying Index, in the case of the Transform 500 ETF, and to the extent that the Transform Systems ETF, Transform Supply Chain ETF, Transform Scarcity ETF, Artificial Intelligence ETF and Compounders ETF invest in the consumer discretionary sector, the Funds will be sensitive to changes in, and their performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Consumer Staples Sector Risk

Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Energy Sector Risk

Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices, energy fuel supply and demand factors, energy conservation, the success of exploration projects, local and international politics, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources areas) and political events (such as government instability or military confrontations) can affect the value of companies involved in business activities in the energy sector. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.

Financial Sector Risk

Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Healthcare Sector Risk

The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.

Industrials Sector Risk

The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Real Estate Sector Risk

The real estate sector includes companies involved in commercial, residential and industrial real estate and includes shares of real estate investment trusts (“REITs”) and other real estate related securities. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general.

Technology Sector Risk

Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Utilities Sector Risk

Companies in the utilities sector are subject to certain risks, including risks associated with government regulation, interest rate changes, financing difficulties, supply and demand for services or products, intense competition, natural resource conservation and commodity price fluctuations.

Securities Lending

Each Fund may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Each Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. Each Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, each Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

Each Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Investing cash collateral subjects the Funds to greater market risk, including losses on the collateral and, should the Funds need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Short-Term Instruments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government- sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non- convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Swaps

Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, the Funds seek to reduce this risk by entering into agreements that involve payments no less frequently than quarterly.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of such swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and Securities and Exchange Commission (“SEC”) recently defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, the Funds’ ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Funds initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which a Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators recently adopted rules imposing certain margin requirements, including minimums and required daily margin transfers, on uncleared swaps.

Each Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

London Interbank Offered Rate (“LIBOR”) Transition Risk

The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. On March 5, 2021, Ice Benchmark Administrator (“IBA”) clarified that the publication of LIBOR on a representative basis will cease for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021 and for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (which consists of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares, including, without limitation, the possible tax consequences when a Fund makes distributions or you sell Shares.

U.S. Government Securities

Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Valuation Risk

The sale price each Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued, Delayed Delivery and Forward Commitment Securities

A when-issued, delayed-delivery or forward commitment security is one whose terms are available and for which a market exists, but which have not been issued. If a Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery or forward commitment basis, each Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Funds do not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into when-issued, delayed-delivery or forward commitment transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.

INVESTMENT RESTRICTIONS AND POLICIES

The Funds have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Fund, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

The Transform 500 may not, as a matter of fundamental policy:

1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

The Transform Systems ETF, Transform Supply Chain ETF, Transform Scarcity ETF and Compounders ETF may not, as a matter of fundamental policy:

1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries). For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

The Artificial Intelligence ETF will, as a matter of fundamental policy:

1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) in various technology industries.

The Funds may not, as a matter of fundamental policy:

3.	Borrow money, except that (i) the Funds may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

4.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

5.	Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which a Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the applicable Fund’s investment objective and policies).

7.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in disposing of portfolio securities.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

The following notations are not considered to be part of the Funds’ fundamental investment policies and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by TCW. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (3) above, the 1940 Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, 1940 Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (7) above, the 1940 Act does not prohibit the Funds from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits the Funds to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Funds to be engaged in the business of underwriting, the policy in (7) above will be interpreted not to prevent the Funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Funds may be considered to be underwriters under the Securities Act or otherwise engaged in the underwriting business to the extent permitted by applicable law.

Non-Fundamental Investment Policies

The Funds have adopted non-fundamental policies not to purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits the Fund’s holdings in illiquid investments to 15% of the Fund’s net assets. The Adviser monitors the Funds’ holdings in illiquid investments, pursuant to the Liquidity Program.

The Transform 500 ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Underlying Index or in depositary receipts representing component securities in the Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. In addition, under Rule 35d-1 under the 1940 Act, the Transform 500 ETF will, under normal circumstances, hold approximately 500 securities at any one time, but may, from time to time, invest in more or less than 500 securities, as the number of securities held may vary to the extent the number of securities held by the Underlying Index changes, or the Adviser believes such variance will help the Fund to achieve its investment objective.

The Transform Systems ETF’s has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest (net assets plus any borrowings for investment purposes) in portfolio companies that are either poised to transform or are actively in the process of transforming to a more climate-friendly business model, (e.g., businesses that are transforming to a less carbon or resource intensive business model) or that provide goods or services that aid other businesses in effecting such a climate-friendly transformation. Shareholders will be provided with at least sixty days’ notice in the manner prescribed by the SEC before any change in the above policy.

The Artificial Intelligence ETF has adopted a non-fundamental policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of businesses that the Adviser believes are benefitting from or have the potential to benefit from advances in the use of artificial intelligence.

Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules thereunder. As a matter of policy, however, the Funds will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Funds have knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

Unless otherwise indicated, all limitations under the Funds’ fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of four (4) Trustees of whom three (3) are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). On December 15, 2023, the Board nominated additional persons for election as Trustees by the shareholders of the Trust. Shareholders of record of Transform 500 ETF, Transform Systems ETF and Transform Supply Chain ETF (the Funds that have commenced operations) as of the record date for a shareholder meeting at which shareholders would be provided an opportunity to vote on the Trustee elections will receive a proxy statement that will include important information regarding the elections. Those shareholders should read that proxy statement carefully when it is available.

The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (iv) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board or its designee may meet with the Adviser, as appropriate, to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ performance and the Funds’ investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees TCW’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

Through discussions with, and reports provided by, the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee can oversee how management and service providers identify and mitigate key material risks of the Funds.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

The Trustees of the Trust, their addresses, positions with the Trust, years of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below. Each Trustee serves until resignation, death, retirement or removal. The address for each Trustee is c/o TCW Investment Management Company LLC, 515 South Flower Street, Los Angeles, CA 90071.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Year Appointed or Elected To Board	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex* Overseen	Other Directorships Held by Trustee
Jack Gee, 1959	Trustee	2021	Retired. Managing Director and Chief Financial Officer and Treasurer, U.S. iShares at BlackRock (2004 to 2019).	6	Trustee, AIM ETF Products Trust, Trustee to Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust (2020-present); Trustee, Esoterica Thematic Trust (2019-2020); Managing Director, BlackRock(2004-2019).

Elaine Orr, 1966	Trustee	2021	Director, Investments at Silicon Valley Community Foundation (2014-2016); Director, Global Business Development, Morningstar Investment Management (2012-2014).	6	Trustee, Board of Trustees for Federated City Employees Retirement System, for the City of San Jose, CA (2018-present).

Andrew Tarica, 1959	Trustee	2023	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001); Meadowbrook Capital Management (asset management company); Employee (2003 - January 2022), Cowen Prime Services (broker-dealer).	[40]	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company).

Interested Trustees

Name and Year of Birth	Position(s) Held with the Trust	Year Appointed or Elected To Board	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex* Overseen	Other Directorships Held by Trustee
Jennifer Grancio, 1971	Chair of the Board	2020	Group Managing Director, Global Head of ETFs, at TCW (2023-present); Chief Executive Officer at Engine No. 1 LLC (2020-2023); Managing Director and various roles at BlackRock (1999-2018).	6	Board Member, MannKind Corporation (2020-present); Board Member, Harvest Savings & Wealth Technologies (2020- present); Board Member, Ethic (2019- present).

*	The term “Fund Complex” refers to the Trust, Metropolitan West Funds (consisting of 14 portfolios), TCW Funds, Inc. (consisting of 18 portfolios), and TCW Strategic Income Fund, Inc. (consisting of 1 portfolio). Metropolitan West Funds is a registered investment company advised by Metropolitan West Asset Management, LLC, an affiliate of the Adviser.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, years of birth and principal occupations during the past five years are set forth below. The address for each officer is c/o TCW Investment Management Company LLC, 515 South Flower Street, Los Angeles, CA 90071. Officers are elected yearly by the Trustees.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Jennifer Grancio, 1971	President and Principal Executive Officer	Since 2020	Group Managing Director, Global Head of ETFs, at TCW (2023-present); Chief Executive Officer at Engine No. 1 LLC (2020-2023); Managing Director and various roles at BlackRock (1999-2018).

Joshua Hunter,* 1981	Chief Financial Officer and Treasurer	Since 2021	Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2015-present); Vice President/Assistant Vice President, Treasury Services, JP Morgan Chase & Co. (2008-2015).

Roger E. Pries, Jr.,* 1965	Chief Compliance and Anti-Money Laundering Officer	Since 2023	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2019-present); Compliance Officer, Citi Fund Services, Inc (2016-2019); Vice President, Risk and Control Department, Citi Fund Services, (2007-2016).

Jason LaMacchia, 1974	Secretary	Since 2021	Senior Vice President, ETF Product & Platform, at TCW (2023- present); Director, ETF Product Management, Engine No. 1 LLC (2021-2023); Business Consultant, JEL Consulting (2015-present); Head of Relationship Management, ForUsAll (2019-2021); Vice President, AssetMark (2017-2018); Director and Principal, BlackRock (2004-2015).

*	Mr. Hunter and Mr. Pries serve as officers to other unaffiliated funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

Board Committees

The Board has an Audit Committee consisting solely of three (3) Trustees who are Independent Trustees. Jack Gee, an Independent Trustee, serves as the Chair of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met [ () times] during the fiscal year ended October 31, 2023.

The Board also has a Nominating and Governance Committee consisting solely of the three (3) Trustees who are Independent Trustees. Elaine Orr, an Independent Trustee, is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation in considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy in this regard. The Nominating and Governance Committee met [ () time] during the fiscal year ended October 31, 2023.

The Trust has not appointed an independent Chair or a Lead Independent Trustee. The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chair of the Board is an Interested Trustee. The Chair of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the Independent Trustees. The Independent Trustees believe that although the Chair is interested, the Chair will reasonably be able to facilitate meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chair of each of the Audit Committee and the Nominating and Governance Committee is an Independent Trustee, which facilitates meaningful dialogue between the Adviser and the Independent Trustees with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The following tables set forth, for each Trustee and officer, the share ownership of Transform 500 ETF, Transform Systems ETF, Transform Supply Chain ETF, and Transform Scarcity ETF as of [       ]. The Trustees and officers did not own any shares of Artificial Intelligence ETF or Compounders ETF as of [      ].

TCW Transform 500 ETF

Title of Class of Shares	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class so Beneficially Owned
Common Stock	Elaine Orr*	[ ]	[ ]
Common Stock	Jack Gee*	[ ]	[ ]
Common Stock	Jennifer Grancio*	[ ]	[ ]
Common Stock	Jason LaMacchia*	[ ]	[ ]
Common Stock	Roger Pries*	[ ]	[ ]
Common Stock	Joshua Hunter*	[ ]	[ ]

TCW Transform Systems ETF

Title of Class of Shares	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class so Beneficially Owned
Common Stock	Elaine Orr*	[ ]	[ ]
Common Stock	Jack Gee*	[ ]	[ ]
Common Stock	Jennifer Grancio*	[ ]	[ ]
Common Stock	Jason LaMacchia*	[ ]	[ ]
Common Stock	Roger Pries*	[ ]	[ ]
Common Stock	Joshua Hunter*	[ ]	[ ]

TCW Transform Supply Chain ETF

Title of Class of Shares	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class so Beneficially Owned
Common Stock	Elaine Orr*	[ ]	[ ]
Common Stock	Jack Gee*	[ ]	[ ]
Common Stock	Jennifer Grancio*	[ ]	[ ]
Common Stock	Jason LaMacchia*	[ ]	[ ]
Common Stock	Roger Pries*	[ ]	[ ]
Common Stock	Joshua Hunter*	[ ]	[ ]

TCW Transform Scarcity ETF

Title of Class of Shares	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class so Beneficially Owned
Common Stock	Elaine Orr*	[ ]	[ ]
Common Stock	Jack Gee*	[ ]	[ ]
Common Stock	Jennifer Grancio*	[ ]	[ ]
Common Stock	Jason LaMacchia*	[ ]	[ ]
Common Stock	Roger Pries*	[ ]	[ ]
Common Stock	Joshua Hunter*	[ ]	[ ]

*	The address of each beneficial owner is 515 South Flower Street, Los Angeles, CA 90071.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in the family of investment companies, which, as of December 31, 2023 included the Funds, TSI and Metropolitan West Funds (“Family of Investment Companies”), that are overseen by the Trustee is shown below. The information presented in the table is as of [ ].

Name of Trustee or Nominee	Dollar Range of Equity Securities in TCW Transform 500 ETF	Dollar Range of Equity Securities in TCW Transform Systems ETF	Dollar Range of Equity Securities in TCW Transform Supply Chain ETF	Dollar Range of Equity Securities in TCW Transform Scarcity ETF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Jack Gee	[ ]	[ ]	[ ]	[ ]	[ ]
Elaine Orr	[ ]	[ ]	[ ]	[ ]	[ ]
Jennifer Grancio	[ ]	[ ]	[ ]	[ ]	[ ]
Andrew Tarica	[ ]	[ ]	[ ]	[ ]	[ ]

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $20,000 per calendar year for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Chair of the Audit Committee and Nominating Committee are each paid an additional annual retainer of $5,000 per calendar year.

Annual Trustee compensation may be reviewed periodically and changed by the Board.

For the fiscal year ended October 31, 2023, the Independent Trustees were paid the following aggregate compensation by the Trust:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Jack Gee, Trustee and Chair of the Audit Committee	$[ ]	-	-	$[ ]
Elaine Orr, Trustee and Chair of the Nominating and Corporate Governance Committee Chair	$[ ]	-	-	$[ ]
Scott Ebner, Trustee**	$[ ]	-	-	$[ ]
Andrew Tarica, Trustee***	$[ ]	-	-	$[ ]

*	Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board. The term “Fund Complex” refers to the Trust, Metropolitan West Funds (consisting of 14 portfolios), TCW Funds, Inc. (consisting of 18 portfolios), and TCW Strategic Income Fund, Inc. (consisting of 1 portfolio). Metropolitan West Funds is a registered investment company advised by Metropolitan West Asset Management, LLC, an affiliate of the Adviser.
**	Effective November 18, 2022, Mr. Ebner is no longer a Trustee of the Trust.
***	Mr. Tarica became a Trustee of the Trust effective October 13, 2023.

Limitation of Trustees’ Liability

The Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that a Trustee shall not be liable for errors of judgment or mistakes of fact or law and shall not be responsible or liable for any act or omission, errors of judgment, mistakes of fact or law, or for neglect or wrongdoing of them or any officer, agent, employee, investment advisor or independent contractor; provided that nothing in the Declaration of Trust shall protect any Trustee or officer of the Trust against liability to the Trust or to shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides that the Trust or the applicable series of the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. However, neither a Trustee nor officer of the Trust shall be entitled to indemnification against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Management of the Fund.”

Investment Adviser

TCW, located at 515 South Flower Street, Los Angeles, CA 90071, serves as the Funds’ investment adviser. The Adviser is registered with the SEC as an investment adviser under the 1940 Act.

For its investment advisory services to the Funds, the Adviser is paid a management fee from the Fund based on a percentage of each Fund’s average daily net assets, at the annual rate of 0.05% for the Transform 500 ETF, at an annual rate of 0.75% for the Transform Systems ETF, at an annual rate of 0.75% for the Transform Supply Chain ETF, at an annual rate of 0.75% for the Transform Scarcity ETF, at an annual rate of [ ]% for the Artificial Intelligence ETF and at an annual rate of [ ]% for the Compounders ETF. The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses, as may be specified in a separate letter of agreement.

Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of the Funds), the Adviser is responsible for substantially all expenses of the Funds, except (i) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (ii) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (iii) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (iv) the advisory fee payable to the Adviser hereunder; and (v) litigation expenses (including fees and expenses of counsel retained by or on behalf of the Trust or any Fund) and any fees, costs or expenses payable by the Trust or any Fund pursuant to indemnification obligations to which the Trust or such Fund may be subject (pursuant to contract or otherwise); and (vi) any extraordinary expenses, as determined by a majority of the Independent Trustees.

The Investment Advisory Agreement continues in effect with respect to each Fund for an initial term of two years, and is renewed on a year-to-year basis thereafter, provided that continuance, with respect to the Funds, is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Investment Advisory Agreement will terminate automatically.

For the period from June 22, 2021 (commencement of operations of Transform 500 ETF) through October 31, 2021, for the fiscal year ended October 31, 2022 and for the period from November 1, 2022 to October 13, 2023, the Funds paid Fund Management at Engine No. 1 LLC, each Fund’s former investment manager, the following investment advisory fees:

Name of the Fund	Period from June 22, 2021 through October 31, 2021	Fiscal Year Ended October 31, 2022	Period from November 1, 2022 to October 13, 2023
Transform 500 ETF	$[ ]	$[ ]	$[ ]
Transform Systems ETF	$0*	$[ ]	$[ ]
Transform Supply Chain ETF	$0*	$0**	$[ ]
Transform Scarcity ETF	$0*	$0**	$0***
Artificial Intelligence ETF	$0*	$0**	$0***
Compounders ETF	$0*	$0**	$0***

*	The Transform Systems ETF, Transform Supply Chain ETF, Transform Scarcity ETF, Artificial Intelligence ETF and Compounders ETF did not commence operations prior to October 31, 2021.
**	The Transform Supply Chain ETF, Transform Scarcity ETF, Artificial Intelligence ETF and Compounders ETF did not commence operations prior to October 31, 2022.
***	The Transform Scarcity ETF, Artificial Intelligence ETF and Compounders ETF did not commence operations prior to October 31, 2023.

For the period from October 16, 2023 through October 31, 2023, the Funds paid TCW, the following investment advisory fees:

Name of the Fund	Period From October 16, 2023 through October 31, 2023
Transform 500 ETF	$[ ]
Transform Systems ETF	$[ ]
Transform Supply Chain ETF	$[ ]
Transform Scarcity ETF	$0*
Artificial Intelligence ETF	$0*
Compounders ETF	$0*

*	The Transform Scarcity ETF, Artificial Intelligence ETF and Compounders ETF did not commence operations prior to October 31, 2023.

Pursuant to the Advisory Agreement, the Funds have agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Other Accounts Managed by the Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Portfolio Managers of the Funds managed in addition to the Funds.

	Other Accounts Managed (As of October 31, 2023)			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Eli Horton
	Registered investment companies	[None]	-	[None]	-
	Other pooled investment vehicles	[None]	-	[None]	-
	Other accounts	[None]	-	[None]	-
Molly Landes
	Registered investment companies	[None]	-	[None]	-
	Other pooled investment vehicles	[None]	-	[None]	-
	Other accounts	[None]	-	[None]	-
Bo Fifer
	Registered investment companies	[None]	-	[None]	-
	Other pooled investment vehicles	[None]	-	[None]	-
	Other accounts	[None]	-	[None]	-
Evan Feagans
	Registered investment companies	[None]	-	[None]	-
	Other pooled investment vehicles	[None]	-	[None]	-
	Other accounts	[None]	-	[None]	-
Joseph Shaposhnik
	Registered investment companies	[None]	-	[None]	-
	Other pooled investment vehicles	[None]	-	[None]	-
	Other accounts	[None]	-	[None]	-

Portfolio Manager Compensation

The Portfolio Managers are compensated by the Adviser in the form of current compensation (salaries) plus deferred compensation (ownership units in the Adviser).

Portfolio Managers’ Share Ownership

Name of Portfolio Manger	Dollar Range of Equity Securities in the TCW Transform 500 ETF (as of October 31, 2023)	Dollar Range of Equity Securities in the TCW Transform Systems ETF (as of October 31, 2023)	Dollar Range of Equity Securities in the TCW Transform Supply Chain ETF (as of October 31, 2023)	Dollar Range of Equity Securities in the TCW Transform Scarcity ETF (as of October 31, 2023)	Dollar Range of Equity Securities in the TCW Artificial Intelligence ETF (as of [ ])	Dollar Range of Equity Securities in the TCW Compounders ETF (as of [ ])
Molly Landes	[ ]	[ ]	[ ]	$0*	[ ]	[ ]
Eli Horton	[ ]	[ ]	[ ]	$0*	[ ]	[ ]
Bo Fifer	[ ]	[ ]	[ ]	$0*	[ ]	[ ]
Evan Feagans	[ ]	[ ]	[ ]	$0*	[ ]	[ ]
Joseph Shaposhnik	[ ]	[ ]	[ ]	$0*	[ ]	[ ]

*	The Transform Scarcity ETF did not commence operations prior to October 31, 2023.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Funds and accounts of any affiliates thereof, that may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund or the other account. The other accounts may have similar investment objectives or strategies as the Funds, may track the same benchmarks or indices that the Funds track, and may sell securities that are eligible to be held, sold or purchased by the Funds. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Funds, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Funds.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110 (the “Custodian”) serves as custodian for the Funds pursuant to a custody agreement. In that capacity, the Custodian holds the Funds’ assets.

The Transfer Agent and Administrator

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110 (the “Administrator”), serves as the Funds’ transfer agent and administrator pursuant to an administrative and transfer agency agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services, as well as with transfer agency and accounting services. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from the Administrator’s refusal or failure to comply with the terms of the Administration Agreement or from the Administrator’s bad faith, negligence, or willful misconduct in the performance of its duties under the Administration Agreement.

The Distributor

Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 (“Distributor”), serves as the distributor of Creation Units for the Trust on an agency basis. The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem shares in Creation Units. The Distributor is a broker- dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Adviser or its affiliates, out of its own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), make payments to certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectuses and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares. Such compensation is paid to certain Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, including from the Adviser and its affiliates, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.

Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

Securities Lending Agent

To the extent that the Funds engage in securities lending, a securities lending agent (the “Lending Agent”) will act on behalf of the Funds subject to the overall supervision of the Adviser, pursuant to a written agreement (the “Securities Lending Agency Agreement”).

The Funds retain a portion of the securities lending income and remit the remaining portion to the Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Lending Agent bears all operational costs directly related to securities lending.

The Transform 500 ETF received $[ ] in income net of fees related to its securities lending activities for the fiscal year ended October 31, 2023. The Transform Systems ETF received $[ ] in income net of fees related to its securities lending activities for the fiscal year ended October 31, 2023. The Transform Supply Chain ETF received $[ ] in income net of fees related to its securities lending activities for the fiscal year ended October 31, 2023.

Counsel

Ropes & Gray LLP serves as counsel to the Trust.

Independent Registered Public Accounting Firm

[  ], serves as the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

Independent Proxy Voting Advisory Firm

Glass Lewis & Co., LLC, located at 100 Pine Street, Suite 1925, San Francisco, CA 94111, is the independent proxy voting advisory firm for the Funds.

PORTFOLIO HOLDINGS INFORMATION

On each Business Day, prior to the opening of regular trading on the Funds’ primary listing exchange, the Funds disclose on their website (https://tcw.com) certain information relating to the portfolio holdings that will form the basis of the Funds’ next net asset value per share calculations.

In addition, certain information may also be made available to certain parties:

●	Communications of Data Files: The Funds may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on https://tcw.com prior to the opening of trading on each business day, a list of the Funds’ holdings (generally pro-rata) that Authorized Participants could deliver to the Funds to settle purchases of the Funds (i.e. Deposit Securities) or that Authorized Participants would receive from the Funds to settle redemptions of the Funds (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on https://tcw.com after the close of markets in the U.S.

●	Communications with Authorized Participants and Liquidity Providers: Certain employees of the Adviser are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Funds are willing to accept for a creation, and securities that the Funds will provide on a redemption.

The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Funds’ transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Funds’ current registration statements.

●	Communications with Listing Exchanges: From time to time, employees of the Adviser may discuss portfolio holdings information with the applicable primary listing exchange for the Funds as needed to meet the exchange listing standards.

●	Communications with Other Portfolio Managers: Certain information may be provided to employees of the Adviser who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.

●	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to https://tcw.com.

●	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors, regulators, and certain third-party service providers (i.e., fund administrator, custodian, transfer agent, distributor, proxy voting service) and other entities for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder.

The Trust’s Chief Compliance Officer or her delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index for the Transform 500 ETF

The following section applies only to the Transform 500 ETF:

In its sole discretion, the Index Provider determines the composition of the securities and other instruments in the Underlying Index, the rebalance protocols of the Underlying Index, the weightings of the securities and other instruments in the Underlying Index, and any updates to the methodology.

Component Selection Criteria. Securities of companies listed on a major U.S. exchange (such as the NYSE, the NYSE MKT Equities or the NASDAQ) are considered for inclusion in the Underlying Index, with the following general rules and exceptions. Foreign issues, including ADRs and GDRs, non-common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, OTC bulletin boards and pink sheet stocks generally are not eligible for inclusion in the Underlying Index.

Issue Changes. The Underlying Index is reviewed and rebalanced quarterly to maintain accurate representation of the market segment represented by the Underlying Index. Securities that are removed from the Underlying Index between reconstitution dates are not replaced.

Index Maintenance. Maintaining the Underlying Index includes monitoring and completing the adjustments for additions and deletions to each Underlying Index, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.

Weighting. The component stocks are weighted according to the float-adjusted market capitalization.

Index Availability. The Underlying Index is calculated continuously and are available from major data vendors.

Index. Morningstar® US Large Cap Select Index℠ Number of Components: Approximately 500

Index Description. The Morningstar® US Large Cap Select Index℠ (the “Index”) is designed to provide exposure to the 500 largest companies by market capitalization in the US. The Index targets 500 companies based on a transparent ranking system subject to selection and eligibility criteria at reconstitution.

The Index is constructed from select securities found in the Morningstar® US Market Index℠. The Index is a product of Morningstar, Inc. (“the Index Provider”), which is independent of the Fund and the Adviser. The Index Provider determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

Construction and Maintenance of the Index. In its sole discretion, the Index Provider determines the composition of the securities and other instruments in the Index, the rebalance protocols of the Index, the weightings of the securities and other instruments in the Index, and any updates to the methodology.

Component Selection Criteria. Securities of companies listed on a major U.S. exchange (such as the NYSE, the NYSE MKT Equities or the NASDAQ) are considered for inclusion in the Index, with the following general rules and exceptions: foreign issues, including ADRs and GDRs, non- common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, OTC bulletin boards and pink sheet stocks, generally are not eligible for inclusion in the Index.

Index Maintenance and Issue Changes. The index is reconstituted and rebalanced quarterly and implemented after the close of business on the third Friday of March, June, September, and December and is effective the following Monday. If Monday is a holiday, it is effective on the immediate following business day. The market data used for reconstitution and rebalance is as of the last trading day of February, May, August, and November. Maintaining the Index includes monitoring and completing the adjustments for additions and deletions to each Index, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spinoffs.

Weighting. The component stocks are weighted according to the float-adjusted market capitalization. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The Index as described below, is a free-float adjusted market capitalization-weighted index, so the impact of a component’s price change is proportional to the component’s free-float adjusted market value, which is the share price multiplied by the number of float-adjusted shares outstanding. The Index Provider defines the free-float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. In practice, limitations on free-float available to investors include: cross ownership (shares that are owned by other companies), ownership by governments (central or municipal) or their agencies, certain substantial levels of private ownership (by individuals, families or charitable trusts and foundations), and restricted shares. Under the Index Provider’s free-float adjustment methodology, a company’s outstanding shares are adjusted if, and only if, an entity in any of the four qualified categories listed above owns 5% or more of the company. The company’s shares will not be adjusted if the block ownership is less than 5%. A constituent’s inclusion factor is equal to its estimated percentage of free-float shares outstanding. For example, a constituent security with a free-float of 67% will be included in the Underlying Index at 67% of its market capitalization. However, a company’s outstanding shares are not adjusted by institutional investors’ holdings, which include, but are not limited to, the following categories: custodian nominees, trustee companies, mutual funds (open-end and closed-end funds), and other investment companies.

Additional information regarding the Underlying Index, including its value, is available at https://indexes.morningstar.com/.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust and the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICY

The Board of Trustees has delegated the Trust’s proxy voting authority to the Adviser.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent twelve-month period ended June 30 is available:

1.	without charge, upon request, by calling (866) 364-1383;

2.	free of charge, on the Trust’s website at www.TCW.com; or

3.	on the SEC’s website at http://www.sec.gov.

When the Trust receives a request for its proxy voting record, it will send the information disclosed in the Trust’s most recently filed report on Form N-PX via first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of the request. The Trust also posts Form N-PX on its website as soon as is reasonably practicable after it is filed with the SEC.

The following is a summary of the proxy voting guidelines of the Adviser.

TCW INVESTMENT MANAGEMENT COMPANY LLC

SUMMARY OF GLOBAL PROXY VOTING POLICY

TCW, through certain subsidiaries and affiliates acts as investment advisor for a variety of clients, including US-registered investment companies. TCW has the right to vote proxies on behalf of its US registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings.

Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.

While the Global Proxy Voting Policy, Guidelines, and Procedures (the “Policy”) outlined here are written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that each proposal is considered individually, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.

Engagement and Active Ownership Philosophy

As we seek to deliver on our client’s financial objectives, engagement and active ownership are integral components of TCW’s research and investment process. Our data-informed engagement and active ownership practices achieve several objectives. The information elicited from these practices not only helps improve our fundamental research, but our engagement and active ownership practices may also have positive impacts on the company or other entities by suggesting best practices in addressing critical, financially material issues in areas of sustainability, corporate governance, or executive compensation.

Our approach to engagement and active ownership encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting, on the other hand, is primarily relevant to public equities. Situations in which we find ourselves as a significant or controlling shareholder, or situations where we are the lead debt holder in a special situation occur primarily within our private business and demand a more tailored approach. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams, often focused on different parts of the capital structure. This integrated approach to engagement forms the cornerstone of our active ownership responsibilities and guides the investment choices we make on behalf of our clients. As an example, TCW analysts covering the same company from sustainability, corporate credit, and public equity research teams frequently find themselves jointly engaging with management on topics related to corporate strategy and governance, as well as climate-related business plans, executive compensation, and diversity of perspectives on the board.

The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Engagement is not just about having a dialogue with companies and other entities that already demonstrate a comprehensive approach to sustainability; it is also about engaging with companies and other entities that have less advanced sustainability practices. Our primary goal with engagement is to advance best practices in governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.

Engagement is a dynamic and long-term process that evolves over multiple years. While change may require considerable time to materialize, our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in their assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients with the understanding of both the volume and depth of engagements.

Proxy Voting Procedures

TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.

Proxy Committee

In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy. The Proxy Committee has been working with TCW’s equity investment teams to evolve TCW’s engagement process, proxy voting philosophy, scope of coverage, and execution.

Proxy Voting Services

TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. TCW does not as a policy follow the assessments or recommendations provided by the proxy voting service without its own determination and review. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.

Sub-Adviser

Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, TCW may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows TCW’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.

TCW or an Outside Service will keep records of the following items: (i) Proxy Voting Policies and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Policies for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

Proxy Voting Guidelines

TCW has established guidelines to reflect TCW’s general position and practice on certain key issues, including sustainable issues. As stated previously, to preserve the ability of its portfolio managers and investment teams to make the best decisions in each case, such guidelines are intended only to provide context on topical issues. The full Policy is reviewed and updated as necessary, but at least annually, by the Proxy Committee.

As a signatory to the United Nations Principles for Responsible Investment, TCW also recognizes that applying certain sustainable principles may better align investors with broader objectives of society. In making proxy voting decisions, one key consideration, among other themes, is the materiality of sustainable factors to a company’s business activity and relevance to shareholder value. TCW believes that sustainable factors can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

A copy of the Policy is also available on the Trust’s website at https://tcw.com.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Funds’ portfolio transactions may include the Funds’ Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Creation and Redemption of Creation Units — Creation Transaction Fee” and “—Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by the Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

Each Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser manages or advises. If purchases or sales of portfolio securities of a Fund and one or more other accounts managed or advised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to a Fund. The Adviser may deal, trade and invest for its own account in the types of securities in which a Fund may invest. The Adviser may, from time to time, effect trades on behalf of and for the account of a Fund with brokers or dealers that are affiliated with the Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

As permitted by Section 28(e) of the Exchange Act, the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer.

In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between the Adviser and the Trust because the Adviser does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, the Adviser may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.

Brokerage Commissions Paid. The following tables set forth certain information regarding the Funds’ payment of brokerage commissions for the fiscal year ending October 31, 2023, including payments to brokers who are affiliated persons of the Funds.

Fund	Fiscal Period Ended October 31, 2023
Transform 500 ETF	$[ ]
Transform Systems ETF	$[ ]
Transform Supply Chain ETF	$[ ]
Transform Scarcity ETF	$0*
Artificial Intelligence ETF	$0*
Compounders ETF	$0*

*	The Transform Scarcity ETF, Artificial Intelligence ETF and Compounders ETF did not commence operations prior to October 31, 2023.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in each Fund’s Prospectus under the headings “Fund Summary —Principal Investment Risks”, “Additional Information About Principal Investment Strategies and Related Risks,” “How Shares Are Priced” and “How To Buy And Sell Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectuses.

The Shares of each Fund are listed on the Cboe and will trade in the secondary market at prices that may differ to some degree from its NAV. The Cboe may but are not required to remove the Shares of a Fund from listing if: (1) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (2) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (3) for the Transform 500 ETF, the value of the Underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available, or (4) such other event shall occur or condition exists that, in the opinion of the Cboe, makes further dealings on the Cboe inadvisable. In addition, the Cboe will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Cboe necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on the Cboe, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) that comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “How To Buy and Sell Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Cboe.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Funds will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Distribution of Shares

In connection with its launch, each Fund was seeded through the sale of one or more Creation Units to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants or a lead market maker, other third party investor or an affiliate of each Fund or the Adviser purchasing from an Authorized Participant. Each such initial investor and any other affiliate of a Fund or the Adviser may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. No Fund will receive any of the proceeds from the resale by the Selling Shareholders of these shares. Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant. Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to any applicable provisions of the Exchange Act and the rules and regulations thereunder.

Fund Deposit

The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below. For the Transform 500 ETF, the Deposit Securities constitute a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s Underlying Index. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of Deposit Cash to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Funds, through NSCC, make available on each Business Day, prior to the opening of business on the Cboe (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker- dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by a Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Cboe closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to each Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of a Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Transform 500 ETF is $1,750, regardless of the number of Creation Units created in the transaction. For the Transform Systems ETF, the standard fixed creation transaction fee is $500, regardless of the number of Creation Units created in the transaction. For the Transform Supply Chain ETF, the standard fixed creation transaction fee is $500, regardless of the number of Creation Units created in the transaction. For the Transform Scarcity ETF, the standard fixed creation transaction fee is $500, regardless of the number of Creation Units created in the transaction. [For the Artificial Intelligence ETF, the standard fixed creation transaction fee is $[500], regardless of the number of Creation Units created in the transaction. For the Compounders ETF, the standard fixed creation transaction fee is $[500], regardless of the number of Creation Units created in the transaction.] The Funds may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to each Fund, of up to a maximum of 3% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional cost (e.g., brokerage, taxes) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemptions

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. Except upon liquidation of a Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Cboe (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Funds’ portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Transform 500 ETF is $1,750 regardless of the number of Creation Units redeemed in the transaction. For the Transform Systems ETF, the standard fixed redemption transaction fee is $500, regardless of the number of Creation Units redeemed in the transaction. For the Transform Supply Chain ETF, the standard fixed redemption transaction fee is $500, regardless of the number of Creation Units redeemed in the transaction. For the Transform Scarcity ETF, the standard fixed redemption transaction fee is $500, regardless of the number of Creation Units redeemed in the transaction. [For the Artificial Intelligence ETF, the standard fixed redemption transaction fee is $[500], regardless of the number of Creation Units redeemed in the transaction. For the Compounders ETF, the standard fixed redemption transaction fee is $[500], regardless of the number of Creation Units redeemed in the transaction.] The Funds may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Transform Systems ETF, Transform Supply Chain ETF, Transform Scarcity ETF, [Artificial Intelligence ETF and Compounders ETF] Only: In the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Units to be redeemed to the Transfer Agent, on behalf of the respective Fund, at or prior to the time specified by the Fund or the Custodian on the Business Day after the date of submission of such redemption request, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash USD having a value (marked to market daily) of at least 105% of the value of the missing shares, which the Trust may change from time to time (and at its own discretion). Such collateral must be delivered no later than the time specified by the Fund or the Custodian on the Business Day after the date of submission of such redemption request or the day prior to settlement of the redemption order, whichever is earliest. The fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Trust may use such collateral at any time to purchase the missing shares, and will subject the Authorized Participant to liability for any shortfall between the cost of the Trust acquiring such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Additional Redemption Procedures

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Cboe is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Cboe is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Funds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Custom Baskets

Creation and Redemption baskets may differ and the Funds may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Funds’ portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Funds have adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Funds and their shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Funds may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Adviser has established a governance process to oversee basket compliance for the Funds, as set forth in the Funds’ policies and procedures.

DETERMINATION OF NET ASSET VALUE

The NAV of shares is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures, swaps and options contracts listed for trading on a futures or options exchange or board of trade for which market quotations are generally available are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price. Total return swaps on exchange-listed securities are valued at the last quoted sale price, or, in the absence of a sale, at the mean of the last bid and ask price.

If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset may be materially different than the value that could be realized upon the sale of that security or other asset. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund value foreign securities held by each Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates, typically at 4:00 p.m. Eastern Time. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAVs by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.”

General Policies

Each Fund expects to declare and distribute all of their net investment income, if any, to shareholders as dividends at least annually. The Funds may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Funds.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Funds at NAV per Share. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants.

TAXES

The following is a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund and its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to each Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Funds

Each Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Funds should not be subject to corporate-level federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Funds must distribute annually to its shareholders at least the sum of 90% of its “investment company taxable income” (generally its net ordinary income plus the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of each Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

For the Transform 500 ETF, it may not be possible to fully implement a replication strategy while satisfying the Diversification Requirement. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Underlying Index, and the Fund’s efforts to represent the Underlying Index may cause it inadvertently to fail to satisfy the Diversification Requirement.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if certain other actions are taken following the identification of the failure. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a corporate- level U.S. federal income tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s investment company taxable income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code. [As of October 31, 2023, the Transform 500 ETF had a short-term capital loss carryforward of $[       ] and a long-term capital loss carryforward of $[       ] for total capital loss carryforward of $[       ]. As of October 31, 2023, Transform Systems ETF had a short-term capital loss carryforward of $[       ]. As of October 31, 2023, the Transform Supply Chain ETF had a short-term capital loss carryforward of $[       ] and a long-term capital loss carryforward of $[       ] for total capital loss carryforward of $[       ].

Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the Fund intends to distribute substantially all of its investment company taxable income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. Each Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Funds (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from certain domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, a Fund may report all distributions of such income as qualified dividend income. Further, recent tax legislation permits a direct REIT shareholder to claim a 20% qualified business income deduction for certain ordinary REIT dividends received by the shareholder. The Fund is generally permitted to pass through this special treatment to its shareholders when paying the dividends attributable to such income, subject to certain restrictions and requirements.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by a Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Funds in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that the Funds may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Funds. A taxable shareholder may wish to avoid investing in the Funds shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Funds make a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Funds’ distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the applicable Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares

A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long- term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will generally not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation on Creations and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors. Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Taxation of Fund Investments

Certain of the Funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Funds’ qualification for treatment as a RIC. To the extent the Funds invest in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding

The Funds will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders

Distributions of the Funds’ investment company taxable income to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Funds’ current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, the Funds generally will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by a Fund to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to the shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, a Fund may designate all, some or none of its potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of its distributions, may be ineligible for this potential exemption from withholding. Moreover, in the case of shares of a Fund’s stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of a Fund’s dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by the Fund.

Actual or deemed distributions of a Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of the Fund’s shares, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States, or (ii) such non-U.S. shareholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.

If a Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed) and gains realized upon the sale of Fund shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. stockholder.

Each Fund is required to withhold U.S. tax (at a 30% rate) on taxable dividends and may in the future be required to withhold U.S. tax on redemption proceeds, in each case, paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with registration, reporting and/or withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Funds generally serve to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) a Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) a Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt- financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Tax

In those states that have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Funds and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to the Funds.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by the Funds are not immediately included in the income of the Funds. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by a Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Funds as well as listed non-equity options written or purchased by the Funds on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the Funds’ transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the Funds, and cause adjustments in the holding periods of the Funds’ securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Funds have made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the corporate-level tax.

Certain of the Funds’ investments in derivatives and foreign currency-denominated instruments, and the Funds’ transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Funds’ book income is less than the sum of its taxable income and net tax-exempt income (if any), the Funds could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Funds’ book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Funds’ transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Funds’ ordinary income distributions to you, and may cause some or all of the Funds’ previously distributed income to be classified as a return of capital. In certain cases, the Funds may make an election to treat such gain or loss as capital.

PFIC Investments. The Funds may make certain investments in entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. If a Fund acquires shares in a PFIC, the Funds may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Funds will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to the Fund. Alternatively, a Fund may can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Funds will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, the Funds may be required to recognize in a year income in excess of its distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the distribution requirements.

Securities Lending. While securities are loaned out by the Funds, the Funds generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. The Funds may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Funds, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

CAPITAL STOCK

The Trust currently is comprised of six investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each whole Share is entitled to one vote with respect to matters upon which it is entitled to vote under the Declaration of Trust and consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share is entitled to a proportional fractional vote. Shares of all Funds vote together as a single class except that if the matter being voted on affects only one or more particular Funds it will be voted on only by all such affected Funds, and if a matter affects a particular Fund differently from other Fund, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under the Declaration of Trust, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust at TCW ETF Trust, c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110.

FINANCIAL STATEMENTS

The Trust’s Annual Report and Semi-Annual Report for the Funds are available at no charge by calling the toll-free number (866) 364-1383 during normal business hours. The audited financial statements of TCW Transform 500 ETF (formerly, Engine No. 1 Transform 500 ETF), TCW Transform Systems ETF (formerly, Engine No. 1 Transform Climate ETF), and TCW Transform Supply Chain ETF (formerly, Engine No. 1 Transform Supply Chain ETF) within the Trust’s report to shareholders for the fiscal period ended October 31, 2023, the notes thereto, and the report of the Trust’s independent registered public accounting firm thereon are incorporated herein by reference to the Trust’s annual report to shareholders, which was filed with the U.S. Securities and Exchange Commission on Form N-CSR on December [  ], 2023 (Accession Number: [  ]).

The audited financial statements of each Predecessor Mutual Fund within the TCW Funds, Inc.’s report to shareholders for the fiscal period ended October 31, 2023, the notes thereto, and the report of TCW Funds, Inc.’s independent registered public accounting firm thereon are incorporated herein by reference to the TCW Funds, Inc.’s annual report to shareholders, which was filed with the U.S. Securities and Exchange Commission on Form N-CSR on December [ ], 2023 (Accession Number: [ ]). Copies of the TCW Funds, Inc.’s annual report are available at no charge by calling the toll-free number (866) 364-1383 during normal business hours.

DISCLAIMERS

Shares of the Trust are not sponsored, endorsed, or promoted by the Cboe. The Cboe makes no representation or warranty, express or implied, to the owners of the Shares of the Funds. The Cboe is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Funds to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Cboe has no obligation or liability to owners of the Shares of the Funds in connection with the administration, marketing, or trading of the Shares of the Funds. Without limiting any of the foregoing, in no event shall the Cboe have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc. Morningstar, Inc. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular or the ability of the Morningstar® US Large Cap Select Index℠ or the Morningstar® US Market Extended TR USD Index℠ (the “Morningstar Indexes”) to track general stock market performance. Morningstar, Inc.’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar, Inc. and the Morningstar Indexes which are determined, composed and calculated by Morningstar, Inc. without regard to the Adviser or the Funds. Morningstar, Inc. has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Morningstar Indexes. Morningstar, Inc. is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are converted into cash. Morningstar, Inc. has no obligation or liability in connection with the administration, marketing or trading of the Funds.

MORNINGSTAR, INC. EXPRESSLY DISCLAIMS ANY WARRANTY AROUND THE ACCURACY, COMPLETENESS AND/OR TIMELINESS OF THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR, INC. SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TCW ETF TRUST

PART C

Other Information

Item 15. Indemnification.

Reference is made to the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration”) incorporated by reference to the Registration Statement of TCW ETF Trust (the “Registrant” or “Trust”) on Form N-1A (Registration Nos. 333-249926 and 811-23617) (the “Registration Statement”) filed December 29, 2023.

Nothing contained in the Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to the extent such indemnification is prohibited by applicable federal law.

Item 16.	Exhibits.

(1)(a)	Certificate of Trust dated October 26, 2020, as filed with the Office of the Secretary of State of the State of Delaware on October 26, 2020, for the Registrant is incorporated by reference to the Registrant’s Registration Statement filed November 6, 2020.

(1)(b)	Certificate of Amendment dated December 21, 2020 to the Certificate of Trust of the Registrant, as filed with the Office of the Secretary of State of Delaware on December 21, 2020 is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(1)(c)	Certificate of Amendment dated October 13, 2023 to the Certificate of Trust of the Registrant, as filed with the Office of the Secretary of State of Delaware on October 12, 2023 is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(1)(d)	Second Amended and Restated Agreement and Declaration of Trust of the Registrant dated October 13, 2023 (the “Declaration”) is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(2)	Second Amended and Restated By-Laws of the Registrant dated October 13, 2023 (the “By-Laws”) is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is incorporated by reference to the Registrant’s Registration Statement on Form N-14 filed January 17, 2024.

(5)(a)	Portions of the Declaration relating to shareholders’ rights are incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(5)(b)	Portions of the By-Laws relating to shareholders’ rights are incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(6)	Investment Advisory Agreement between the Registrant and TCW Investment Management Company LLC (the “Adviser”) is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(7)(a)	Distribution Agreement between the Registrant and Foreside Financial Services LLC (“Foreside”) is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(7)(b)	Distribution Services Agreement between the Adviser and Foreside is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(8)	Not Applicable.

(9)	Custody Agreement between the Registrant and Brown Brothers Harriman & Co. (“BBH”) is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(10)	Not Applicable.

(11)	Opinion and consent of Morris, Nichols, Arsht & Tunnell LLP as to the legality of the securities being registered is incorporated by reference to the Registrant’s Registration Statement on Form N-14 filed January 17, 2024.

(12)	Opinion and consent of Ropes & Gray LLP as to tax matters to be filed by amendment.

(13)(a)	Administrative and Transfer Agency Agreement between the Registrant and BBH is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(13)(b)	Amendment to Administrative and Transfer Agency Agreement is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(13)(c)	Form of Authorized Participant Agreement is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(13)(d)	Principal Financial Officer/Treasurer Agreement between the Registrant and Foreside Fund Officers Service, LLC (“Foreside Fund Officers”) is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(13)(e)	Chief Compliance Officer and Anti Money Laundering Officer Agreement between the Registrant and Foreside Fund Officer Services is incorporated by reference to the Registrant’s Registration Statement filed April 23, 2021.

(13)(f)	Form of Fund of Funds Investment Agreement is incorporated by reference to the Registrant’s Registration Statement filed December 29, 2023.

(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)	Not Applicable.

(16)	Power of Attorney for Jennifer Grancio, Jack Gee, Elaine Orr, and Andrew Tarica, dated November 22, 2023, is incorporated by referenced to the Registrant’s Registration Statement filed December 29, 2023.

(17)	Proxy Cards are filed herewith.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant undertakes to file the opinion of counsel as to tax matters that is required by Item 16(12) in a post-effective amendment to this Registration Statement within a reasonable time after the closing of the transactions contemplated herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Los Angeles and State of California on this 21st day of February 2024.

TCW ETF Trust

/s/ Jennifer Grancio
Name:	Jennifer Grancio
Title:	President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

*	Trustee	February 21, 2024
Jack Gee

/s/ Jennifer Grancio	Trustee	February 21, 2024
Jennifer Grancio

*	Trustee	February 21, 2024
Elaine Orr

*	Trustee	February 21, 2024
Andrew Tarica

/s/ Josh Hunter	Chief Financial Officer & Treasurer	February 21, 2024
Josh Hunter	(Principal Financial Officer)

*By:
/s/ Jennifer Grancio
Jennifer Grancio Attorney-in-Fact

TCW ETF TRUST

EXHIBITS INDEX

EXHIBIT NO.	DESCRIPTION
EX-99 (14)	Consent of Independent Registered Public Accounting Firm.
EX-99 (17)	Proxy Cards.

C-4